As filed with the U.S. Securities and Exchange Commission on April 23, 2021
Registration File No. 33-00480 and File No. 811-04415

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 56	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 62	☒
(Check Appropriate Box or Boxes)

College Retirement Equities Fund

(Exact Name of Registrant)

Not Applicable

(Name of Insurance Company)

730 Third Avenue
New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Rachael M. Zufall, Esq.	Christopher P. Harvey, Esq.
College Retirement Equities Fund	Adam T. Teufel, Esq.
8625 Andrew Carnegie Boulevard	Dechert LLP
Charlotte, North Carolina 28262	One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 2021

College Retirement Equities Fund (CREF)

Individual, Group and Tax-Deferred Annuities

As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the CREF Accounts’ (the “Accounts”) annual and semiannual reports will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive reports and other communications from the Accounts electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you hold your Account units through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Account units.

If you invest in the Accounts through a TIAA Account, you may elect to receive all future reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 877-518-9161 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or, if you invest through a TIAA Account, to all funds held with the Accounts and any other investment companies within the same group of related investment companies.

This prospectus (“Prospectus”) describes the individual, group and tax-deferred variable annuities CREF offers. It contains information you should know before purchasing a CREF variable annuity and selecting your investment options. Please read it carefully before investing and keep it for future reference.

Investment in a CREF variable annuity is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk. CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, other educational and research organizations and other governmental and non-profit institutions. CREF’s main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts, each of which offers three classes (each, a “class”) of accumulation or annuity units (collectively, “units”), Class R1, Class R2 and Class R3:

Ticker symbols	Class R1	Class R2	Class R3
▪ Stock Account	QCSTRX	QCSTPX	QCSTIX
▪ Global Equities Account	QCGLRX	QCGLPX	QCGLIX
▪ Growth Account	QCGRRX	QCGRPX	QCGRIX
▪ Equity Index Account	QCEQRX	QCEQPX	QCEQIX

▪ Bond Market Account*	QCBMRX	QCBMPX	QCBMIX

▪ Inflation-Linked Bond Account	QCILRX	QCILPX	QCILIX
▪ Social Choice Account	QCSCRX	QCSCPX	QCSCIX
▪ Money Market Account	QCMMRX	QCMMPX	QCMMIX

* It was previously disclosed that the Bond Market Account would change its name to the “Core Bond Account” effective May 1, 2021. However, this name change has been postponed. Participants will receive notice of the future timing of this name change once a new effective date has been determined and approved by CREF’s Board of Trustees.

You or your employer can purchase a CREF variable annuity certificate or contract (which together will be referred to in this Prospectus as a “contract”) in connection with certain types of retirement plans. CREF offers the following contracts:

▪ RA (Retirement Annuity) ▪ GRA (Group Retirement Annuity) ▪ SRA (Supplemental Retirement Annuity) ▪ GSRA (Group Supplemental Retirement Annuity) ▪ Retirement Choice and Retirement Choice Plus Annuity

▪ GA (Group Annuity) and Institutionally Owned GSRAs

▪ Traditional, Roth IRA and Rollover (Individual Retirement Annuity) including SEP IRAs (Simplified Employee Pension Plans)

▪ Keogh

▪ ATRA (After-Tax Retirement Annuity)

Note that certain of these contracts may not currently be available in your state.

More information about CREF is contained in its Statement of Additional Information (“SAI”), dated May 1, 2021, which is incorporated by reference into this Prospectus. The Prospectus, SAI and CREF’s annual report and semiannual report, which are incorporated by reference herein, are on file with the SEC. For a free copy of any of these documents, or to request additional information about CREF or the Accounts, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: TIAA Imaging Services, call us at 877-518-9161 or visit our website at www.tiaa.org.

The table of contents for the SAI is on the last page of this Prospectus. The SEC’s website (www.sec.gov) contains this Prospectus, the SAI, annual and semiannual reports, material incorporated by reference and other information about CREF.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The CREF Accounts are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of contents

About CREF 4

Special terms 5

About expenses 7

Condensed financial information 12

Your investment options 28

Overview of the Accounts 28

Equity Accounts 28

Stock Account 28

Global Equities Account 31

Growth Account 33

Index Account 35

Equity Index Account 35

Non-principal investments of the
Equity and Index Accounts 36

Fixed-Income Accounts 38

Bond Market Account 38

Inflation-Linked Bond Account 41

Non-principal investments of the
Bond Market and Inflation-Linked
Bond Accounts 42

Specialty/Balanced Account 43

Social Choice Account 43

Money Market Account 48

Money Market Account 48

Principal risks of investing in
the Accounts 49

Principal risks of investing in equity Accounts 49

Principal risks of investing in the
Fixed-Income Accounts and the
Money Market Account 55

Past performance 62

Additional information about
investment strategies and risks 68

More about benchmarks and
other indices 75

Management of the Accounts 78

The Accounts’ investment adviser 78

Portfolio management teams 79

Adding, closing or substituting
Accounts 81

The annuity contracts 82

Your CREF contract and account 84

Important information about
procedures for opening a new account 86

Class eligibility 86

Choosing an Account 87

How to transfer and withdraw
your money 90

Market timing/excessive
trading policy 95

Timing of payments to you 97

When you are ready to receive
your annuity income 97

Illustrations of annuity payments 102

Death benefits 106

Information from TIAA: TIAA plan pricing and employer plan fees 110

Taxes 110

Important transaction information 119

Additional information about index providers 121

Additional information about CREF and the Board of Trustees 122

Table of contents for the Statement
of Additional Information 123

This Prospectus outlines the terms under which the CREF Accounts are offered. The Accounts are offered only in those jurisdictions where it is legal to do so. No one is permitted to make any representation to you or give you any information that is not in the Prospectus. If anyone attempts to do so, you should not rely on it.

About CREF

Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is located at 730 Third Avenue, New York, NY 10017-3206. There are also local offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C., as well as service centers in New York, Denver and Charlotte. CREF is a diversified, open-end management investment company that is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). CREF, the first company in the United States to issue a variable annuity, is the companion organization of TIAA. TIAA was founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and offers traditional annuities. TIAA also offers variable annuities that invest in, among other things, real estate (the “TIAA Real Estate Account”) and in mutual funds that invest in equities and fixed-income investments (“TIAA Access”).

Together, CREF and TIAA form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world based on assets under management. As of December 31, 2020, CREF’s net assets were approximately $259 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1.3 trillion.

Retirement plans have servicing and pricing arrangements not described in this Prospectus. If you would like additional information for contracts offered under a retirement plan through your employer, please contact TIAA as noted in the section of this Prospectus entitled “Information from TIAA: TIAA plan pricing and employer plan fees.”

4     Prospectus  ■  College Retirement Equities Fund

Special terms

This Prospectus defines certain terms so that you will have a clearer understanding of this Prospectus and your investment.

Account Any of CREF’s investment portfolios. Each Account is a separate portfolio with its own investment objective, which offers three classes of units.

Accumulation The total value of your accumulation units.

Accumulation Period The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit A share of participation in a class of an Account for someone in the accumulation period. Each class of each Account has its own accumulation unit value, which typically changes daily.

Annuitant The natural person whose life is used in determining the annuity payments to be received.

Annuity Unit A measure used to calculate the amount of annuity payments, which is based on the expenses of Class R3 of each Account.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges NYSE Arca Equities or NYSE American (collectively with NYSE, the “NYSE Exchanges”) is open for trading. A Business Day generally ends at 4 p.m. Eastern Time or when trading closes on the NYSE Exchanges, if earlier. A Business Day may end early only as of the latest closing time of the regular (or core) trading session of any of the NYSE Exchanges.

Calendar Day Any day of the year. Calendar days end at the same time as Business Days.

Class Each Account issues three classes of units (Class R1, Class R2, and Class R3) which have different administrative and distribution expenses. Your eligibility for a particular class will depend upon the asset level of the employer-sponsored plan through which you hold your CREF contract or the product type you own.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Good Order Actual receipt of an order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals or payment of death or other benefits), and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally

College Retirement Equities Fund  ■  Prospectus     5

includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your CREF retirement income.

Participant Any person who owns a CREF contract. Sometimes an employer can be a participant.

Valuation Day Any Business Day.

For purposes of this Prospectus, the term “we” refers to CREF and its affiliates, officers and employees that provide services to CREF, as well as TIAA and its affiliates, to the extent they provide services for CREF.

6     Prospectus  ■  College Retirement Equities Fund

About expenses

CREF deducts expenses from the net assets of each class of each Account each Valuation Day for, among other services and expenses, investment management, administration and distribution services. TIAA or subsidiaries of TIAA provide or arrange for the provision of these services for CREF “at cost” to TIAA and its affiliates. Each Account currently issues three classes of units under the contracts: Class R1, Class R2 and Class R3. There are differences among the expenses associated with each class, such as different administrative and distribution expenses, as described below.

• Investment management expenses. These expenses generally include investment management, portfolio accounting and custodial services, and are the same across all classes within an Account as a percentage of each class’s average daily net assets.

• Administrative expenses. Administrative expenses cover expenses of the administration and operations of CREF and the contracts, including expenses associated with recordkeeping, premium allocation, tax and financial reporting, accounting, legal and compliance, facilities, and other contract owner-related services. Administrative expenses include certain costs associated with the provision by TIAA entities of recordkeeping and other plan-related services for plans and their participants utilizing the contracts. These expenses are allocated to each CREF Account and to each class within an Account in accordance with applicable allocation procedures. This means that participants invested in a particular CREF Account will be subject to different administrative expenses depending upon the class of the Account they own.

• Distribution fees. These fees are paid under a distribution plan that CREF has adopted authorizing payment of Rule 12b-1 or distribution fees. These fees are for all expenses associated with the provision of distribution services for the CREF contracts. These services include informing you about the contracts and how you can invest, helping employers implement and manage retirement plans and for certain other purposes. The annual distribution expense charge will not be more than 0.25% of an Account’s average daily net assets attributable to any class. These expenses are allocated to each CREF Account and to each class within an Account in accordance with applicable allocation procedures. This means that participants invested in a particular CREF Account will be subject to different distribution fees depending upon the class of the Account they own.

CREF expenses also include the costs of its audit and legal services, and certain other services provided by third parties, all of which are included in one or more of the expense groups noted above. These expenses may be allocated to one or more particular CREF Accounts and/or classes in accordance with applicable allocation procedures.

College Retirement Equities Fund  ■  Prospectus     7

CREF also deducts a mortality and expense risk charge that is paid to TIAA to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF contract. This mortality and expense risk charge is a direct insurance charge. This charge is the same across all Accounts and classes within an Account as a percentage of each class’s average daily net assets.

All expenses of an Account not specifically attributable to a particular class of that Account are allocated to each class of the Account on the basis of the net assets attributable to that class in relation to the aggregate net assets of the Account. Expenses attributable to an Account allocated to a particular class are borne equally within an Account as a percentage of each class’s average daily net assets by all units within that class.

The estimated annual expense deduction rates that appear in the following expense table reflect estimates of the amounts we currently expect to deduct to approximate the costs that CREF will incur from May 1, 2021 through April 30, 2022. Actual expenses may be higher or lower.

After the end of every calendar quarter, CREF reconciles the amount deducted from each class of an Account with the expenses actually incurred by the class of the Account and, if there is a difference, it is added to or deducted from the class of the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar quarter, in accordance with accounting principles generally accepted in the United States of America (GAAP). CREF’s at-cost deductions are based on projections of overall expenses and the assets of each class of an Account, and the size of any adjusting payments will be directly affected by how different the projections are from a class of an Account’s actual assets or expenses. To the extent that the cost projections substantially differ from an Account’s actual expenses, the cost deduction rates may be adjusted.

The size of an Account’s assets can be affected by a number of factors, including premium growth, participant transfers into or out of the Account and market performance affecting the value of the Account’s portfolio holdings. In addition, CREF’s operating expenses can fluctuate based on a number of factors, including participant transaction volume, operational efficiency, and technological, personnel and other infrastructure costs. Historically, the adjusting payments have resulted in both upward and downward adjustments to CREF’s expense deductions for the following quarter.

CREF revises its expense rates (the daily deduction rate before the quarterly adjustment) from time to time, usually on an annual basis, in an effort to keep deductions as close as possible to actual expenses. CREF makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”) for distribution services, pursuant to its 12b-1 plan, as described above.

TIAA plan pricing arrangements can affect the overall costs of retirement investment for employers and participants and are not reflected in the CREF “at cost” expenses described in this Prospectus. For contracts offered under a

8     Prospectus  ■  College Retirement Equities Fund

retirement plan through your employer, please contact TIAA (as noted in the section of this Prospectus entitled “Information from TIAA: TIAA plan pricing and employer plan fees” below) if you would like additional information.

Each Account currently issues three classes of units under the contracts. CREF may in the future choose to offer additional or fewer classes of units of the Accounts.

Annual expense deductions

The following tables show the estimated direct and indirect expense deductions for each class of each Account, and are intended to assist you in understanding the costs you will bear directly or indirectly if you buy and hold interests in the Accounts. In addition to these expenses, you may also be subject to state premium taxes and impacted by the effects of TIAA plan pricing arrangements (as discussed in further detail in the section entitled “Information from TIAA: TIAA plan pricing and employer plan fees” below). For information on eligibility for Class R1, R2 and R3 units of each Account, see the section entitled “Class eligibility” below.

PARTICIPANT TRANSACTION EXPENSES

Charges for transfers and cash withdrawals (as a percentage of transaction amount)
	Deductions from premiums (as a percentage of premiums)	Transfer between Accounts	Transfer to TIAA	[1]	Transfers to other companies	Cash withdrawals
All CREF Accounts
Class R1	none	none	none		none	none
Class R2	none	none	none		none	none
Class R3	none	none	none		none	none

[1]

Currently, TIAA does not charge CREF participants for transfers of their accumulations to the TIAA Traditional annuity product. However, TIAA reserves the right to charge CREF participants in the accumulation phase a fee on transfers to TIAA Traditional in the future. CREF participants will receive prior notice of the imposition of such a transfer fee.

College Retirement Equities Fund  ■  Prospectus     9

ESTIMATED ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS
(as a percentage of average net assets)

		Investment management expenses	Administrative expenses	Distribution expenses (12b-1)	Mortality and expense risk charges	Total annual expense deductions

	Stock Account
	Class R1	0.085%	0.260%	0.095%	0.005%	0.445%
	Class R2	0.085	0.145	0.055	0.005	0.290
	Class R3	0.085	0.110	0.040	0.005	0.240
	Global Equities Account
	Class R1	0.060	0.260	0.095	0.005	0.420
	Class R2	0.060	0.145	0.055	0.005	0.265
	Class R3	0.060	0.110	0.040	0.005	0.215
	Growth Account
	Class R1	0.030	0.260	0.095	0.005	0.390
	Class R2	0.030	0.145	0.055	0.005	0.235
	Class R3	0.030	0.110	0.040	0.005	0.185
	Equity Index Account
	Class R1	0.015	0.260	0.095	0.005	0.375
	Class R2	0.015	0.145	0.055	0.005	0.220
	Class R3	0.015	0.110	0.040	0.005	0.170
	Bond Market Account
	Class R1	0.055	0.260	0.095	0.005	0.415
	Class R2	0.055	0.145	0.055	0.005	0.260
	Class R3	0.055	0.110	0.040	0.005	0.210
	Inflation-Linked Bond Account
	Class R1	0.025	0.260	0.095	0.005	0.385
	Class R2	0.025	0.145	0.055	0.005	0.230
	Class R3	0.025	0.110	0.040	0.005	0.180
	Social Choice Account
	Class R1	0.040	0.260	0.095	0.005	0.400
	Class R2	0.040	0.145	0.055	0.005	0.245
	Class R3	0.040	0.110	0.040	0.005	0.195
	Money Market Account[1]
	Class R1	0.030	0.260	0.095	0.005	0.390
	Class R2	0.030	0.145	0.055	0.005	0.235
	Class R3	0.030	0.110	0.040	0.005	0.185

[1]

TIAA has agreed to withhold (“waive”) a portion of the Rule 12b-1 distribution and/or administrative expenses for each class of the CREF Money Market Account (the “Account”) when a class’s yield is less than zero. Without this waiver, the total returns of each class of the Account would be lower, and could be negative. TIAA may, for a period of three years after the date an amount was waived, recover from the Account a portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver and, in such event, the amount of recovery on any day will be approximately 25% of the class’s yield (net of all other expenses) on that day. This limited waiver may be terminated at any

10     Prospectus  ■  College Retirement Equities Fund

time, but is likely to terminate sometime after June 30, 2021 and, in any event, will extend only through December 31, 2021. Upon expiration of the waiver, the total returns of each class of the Account will be lower, and could be negative, particularly if interest rates remain low at the time of the waiver’s expiration.

The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each class of each Account over several periods during the accumulation period based on the estimated annual expense deductions in the table above. The table assumes a 5% annual return on assets. Remember that these figures do not represent actual expenses or investment performance, which may differ, or the impact of TIAA plan pricing.

	1 year	3 years	5 years	10 years

Stock Account
Class R1	$5	$14	$25	$56
Class R2	$3	$9	$16	$37
Class R3	$2	$8	$14	$31
Global Equities Account
Class R1	$4	$13	$24	$53
Class R2	$3	$9	$15	$34
Class R3	$2	$7	$12	$27
Growth Account
Class R1	$4	$13	$22	$49
Class R2	$2	$8	$13	$30
Class R3	$2	$6	$10	$24
Equity Index Account
Class R1	$4	$12	$21	$47
Class R2	$2	$7	$12	$28
Class R3	$2	$5	$10	$22
Bond Market Account
Class R1	$4	$13	$23	$52
Class R2	$3	$8	$15	$33
Class R3	$2	$7	$12	$27
Inflation-Linked Bond Account
Class R1	$4	$12	$22	$49
Class R2	$2	$7	$13	$29
Class R3	$2	$6	$10	$23
Social Choice Account
Class R1	$4	$13	$22	$51
Class R2	$3	$8	$14	$31
Class R3	$2	$6	$11	$25
Money Market Account
Class R1	$4	$13	$22	$49
Class R2	$2	$8	$13	$30
Class R3	$2	$6	$10	$24

College Retirement Equities Fund  ■  Prospectus     11

Condensed financial information

Below you will find condensed, audited financial information for Class R1, R2 and R3 units of each Account for each of the periods indicated. The information set forth below should be read together with the financial statements and related notes that also appear in the annual report for each Account which is available, at no charge, as described on the cover page of this Prospectus.

Stock Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/20		$9.890		$2.810		$7.080		$90.652	$97.732
	12/31/19		11.125		2.749		8.376		109.873	118.249
	12/31/18		10.238		2.573		7.665		(55.323)	(47.658)
	12/31/17		8.937		2.869		6.068		84.379	90.447
	12/31/16		8.586		2.727		5.859		25.797	31.656
	12/31/15	[h]	8.076		2.108		5.968		(9.995)	(4.027)
	12/31/14		7.897		1.620		6.277		15.744	22.021
	12/31/13		6.581		1.476		5.105		69.661	74.766
	12/31/12		6.328		1.244		5.084		34.469	39.553
	12/31/11		5.308		1.151		4.157		(16.066)	(11.909)

Class R2
	12/31/20		10.005		1.916		8.089		91.852	99.941
	12/31/19		11.240		1.772		9.468		110.979	120.447
	12/31/18		10.327		1.687		8.640		(55.847)	(47.207)
	12/31/17		8.990		1.736		7.254		84.893	92.147
	12/31/16		8.610		1.724		6.886		25.913	32.799
	12/31/15	[g]	5.699		1.215		4.484	[d]	(30.621)	(26.137)

Class R3
	12/31/20		10.044		1.598		8.446		92.234	100.680
	12/31/19		11.279		1.507		9.772		111.324	121.096
	12/31/18		10.352		1.485		8.867		(56.010)	(47.143)
	12/31/17		9.010		1.395		7.615		85.073	92.688
	12/31/16		8.619		1.346		7.273		25.956	33.229
	12/31/15	[g]	5.698		0.960		4.738	[d]	(30.626)	(25.888)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

12     Prospectus  ■  College Retirement Equities Fund

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$554.098	$651.830	17.64%	0.52%		1.31%		69%	23
435.849	554.098	27.13	0.55		1.67		60	26
483.507	435.849	(9.86)	0.53		1.57		55	29
393.060	483.507	23.01	0.65		1.38		48	33
361.404	393.060	8.76	0.74		1.59		56	36
365.431	361.404	(1.10)	0.57		1.60		52	39
343.410	365.431	6.41	0.46		1.77		58	306
268.644	343.410	27.83	0.48		1.68		59	330
229.091	268.644	17.26	0.49		2.01		57	353
241.000	229.091	(4.94)	0.48		1.73		56	377

560.315	660.256	17.84	0.35		1.47		69	57
439.868	560.315	27.38	0.35		1.86		60	63
487.075	439.868	(9.69)	0.34		1.75		55	70
394.928	487.075	23.33	0.39		1.64		48	78
362.129	394.928	9.06	0.47		1.87		56	86
388.266	362.129	(6.73)[c]	0.48	[d]	1.75	[d]	52	94

562.248	662.928	17.91	0.29		1.53		69	93
441.152	562.248	27.45	0.30		1.92		60	103
488.295	441.152	(9.65)	0.30		1.79		55	114
395.607	488.295	23.43	0.32		1.72		48	124
362.378	395.607	9.17	0.36		1.97		56	136
388.266	362.378	(6.67)[c]	0.38	[d]	1.85	[d]	52	148

College Retirement Equities Fund  ■  Prospectus     13

Condensed financial information

Global Equities Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/20		$3.467		$1.009		$2.458		$42.730	$45.188
	12/31/19		4.042		0.913		3.129		40.803	43.932
	12/31/18		3.712		0.948		2.764		(25.325)	(22.561)
	12/31/17		3.346		1.117		2.229		32.997	35.226
	12/31/16		3.218		1.027		2.191		4.314	6.505
	12/31/15	[h]	3.077		0.823		2.254		(3.090)	(0.836)
	12/31/14		3.394		0.623		2.771		2.779	5.550
	12/31/13		2.590		0.616		1.974		26.579	28.553
	12/31/12		2.566		0.522		2.044		14.260	16.304
	12/31/11		2.131		0.490		1.641		(9.051)	(7.410)

Class R2
	12/31/20		3.505		0.678		2.827		43.288	46.115
	12/31/19		4.081		0.560		3.521		41.217	44.738
	12/31/18		3.746		0.624		3.122		(25.558)	(22.436)
	12/31/17		3.365		0.700		2.665		33.198	35.863
	12/31/16		3.228		0.655		2.573		4.341	6.914
	12/31/15	[g]	2.030		0.468		1.562	[d]	(11.301)	(9.739)

Class R3
	12/31/20		3.517		0.561		2.956		43.466	46.422
	12/31/19		4.095		0.465		3.630		41.347	44.977
	12/31/18		3.747		0.547		3.200		(25.626)	(22.426)
	12/31/17		3.372		0.574		2.798		33.270	36.068
	12/31/16		3.232		0.514		2.718		4.350	7.068
	12/31/15	[g]	2.030		0.370		1.660	[d]	(11.304)	(9.644)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

14     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$201.059	$246.247	22.48%	0.50%		1.23%		63%	16
157.127	201.059	27.96	0.50		1.73		67	18
179.688	157.127	(12.56)	0.53		1.54		77	20
144.462	179.688	24.38	0.69		1.38		36	20
137.957	144.462	4.72	0.75		1.60		78	22
138.793	137.957	(0.60)	0.58		1.59		49	24
133.243	138.793	4.17	0.46		2.04		59	136
104.690	133.243	27.27	0.52		1.67		63	141
88.386	104.690	18.45	0.53		2.09		70	142
95.796	88.386	(7.74)	0.52		1.74		78	146

203.309	249.424	22.68	0.33		1.39		63	33
158.571	203.309	28.21	0.31		1.92		67	35
181.007	158.571	(12.40)	0.35		1.73		77	38
145.144	181.007	24.71	0.43		1.64		36	39
138.230	145.144	5.00	0.48		1.87		78	43
147.969	138.230	(6.58)[c]	0.48	[d]	1.60	[d]	49	47

204.012	250.434	22.75	0.27		1.45		63	47
159.035	204.012	28.28	0.25		1.98		67	49
181.461	159.035	(12.36)	0.30		1.77		77	54
145.393	181.461	24.81	0.35		1.71		36	53
138.325	145.393	5.11	0.37		1.98		78	57
147.969	138.325	(6.52)[c]	0.38	[d]	1.70	[d]	49	62

College Retirement Equities Fund  ■  Prospectus     15

Condensed financial information

Growth Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/20		$1.972		$1.242		$0.730		$94.391	$95.121
	12/31/19		1.988		1.026		0.962		55.151	56.113
	12/31/18		2.166		0.914		1.252		(6.193)	(4.941)
	12/31/17		1.818		0.977		0.841		43.121	43.962
	12/31/16		1.782		0.902		0.880		2.577	3.457
	12/31/15	[h]	1.663		0.683		0.980		6.976	7.956
	12/31/14		1.501		0.482		1.019		14.445	15.464
	12/31/13		1.288		0.450		0.838		28.513	29.351
	12/31/12		1.388		0.382		1.006		10.481	11.487
	12/31/11		0.979		0.333		0.646		0.202	0.848

Class R2
	12/31/20		1.995		0.800		1.195		95.559	96.754
	12/31/19		2.007		0.609		1.398		55.701	57.099
	12/31/18		2.186		0.555		1.631		(6.277)	(4.646)
	12/31/17		1.830		0.556		1.274		43.379	44.653
	12/31/16		1.788		0.534		1.254		2.593	3.847
	12/31/15	[g]	1.117		0.380		0.737	[d]	(1.993)	(1.256)

Class R3
	12/31/20		2.003		0.644		1.359		95.929	97.288
	12/31/19		2.016		0.496		1.520		55.873	57.393
	12/31/18		2.193		0.471		1.722		(6.301)	(4.579)
	12/31/17		1.834		0.429		1.405		43.471	44.876
	12/31/16		1.790		0.395		1.395		2.599	3.994
	12/31/15	[g]	1.117		0.287		0.830	[d]	(1.992)	(1.162)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

16     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$235.215	$330.336	40.44%	0.47%		0.27%		82%	20
179.102	235.215	31.33	0.48		0.45		85	22
184.043	179.102	(2.69)	0.46		0.63		62	24
140.081	184.043	31.38	0.60		0.52		48	26
136.624	140.081	2.53	0.67		0.65		64	28
128.668	136.624	6.19	0.51		0.73		47	31
113.204	128.668	13.66	0.41		0.86		57	164
83.853	113.204	35.00	0.46		0.86		63	169
72.366	83.853	15.87	0.47		1.24		67	176
71.518	72.366	1.19	0.46		0.88		57	181

237.849	334.603	40.68	0.30		0.44		82	36
180.750	237.849	31.59	0.28		0.65		85	39
185.396	180.750	(2.51)	0.28		0.82		62	43
140.743	185.396	31.73	0.34		0.78		48	47
136.896	140.743	2.81	0.39		0.93		64	51
138.152	136.896	(0.91)[c]	0.41	[d]	0.79	[d]	47	55

238.674	335.962	40.76	0.24		0.50		82	49
181.281	238.674	31.66	0.23		0.70		85	54
185.860	181.281	(2.46)	0.24		0.86		62	59
140.984	185.860	31.83	0.26		0.86		48	62
136.990	140.984	2.92	0.29		1.03		64	67
138.152	136.990	(0.84)[c]	0.31	[d]	0.89	[d]	47	73

College Retirement Equities Fund  ■  Prospectus     17

Condensed financial information

Equity Index Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/20		$4.683		$1.182		$3.501		$51.129	$54.630
	12/31/19		4.780		1.100		3.680		58.895	62.575
	12/31/18		4.426		0.992		3.434		(15.616)	(12.182)
	12/31/17		3.836		1.126		2.710		34.271	36.981
	12/31/16		3.648		1.044		2.604		16.892	19.496
	12/31/15	[h]	3.254		0.765		2.489		(2.523)	(0.034)
	12/31/14		2.937		0.558		2.379		15.145	17.524
	12/31/13		2.546		0.531		2.015		33.715	35.730
	12/31/12		2.391		0.442		1.949		12.978	14.927
	12/31/11		1.832		0.390		1.442		(0.825)	0.617

Class R2
	12/31/20		4.739		0.737		4.002		51.792	55.794
	12/31/19		4.832		0.630		4.202		59.485	63.687
	12/31/18		4.465		0.581		3.884		(15.774)	(11.890)
	12/31/17		3.859		0.612		3.247		34.480	37.727
	12/31/16		3.662		0.591		3.071		16.959	20.030
	12/31/15	[g]	2.443		0.414		2.029	[d]	(8.184)	(6.155)

Class R3
	12/31/20		4.757		0.578		4.179		52.002	56.181
	12/31/19		4.851		0.502		4.349		59.668	64.017
	12/31/18		4.479		0.486		3.993		(15.823)	(11.830)
	12/31/17		3.869		0.458		3.411		34.551	37.962
	12/31/16		3.667		0.419		3.248		16.983	20.231
	12/31/15	[g]	2.443		0.302		2.141	[d]	(8.185)	(6.044)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

18     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$268.398	$323.028	20.35%	0.44%		1.30%		3%	13
205.823	268.398	30.40	0.46		1.53		2	15
218.005	205.823	(5.59)	0.44		1.52		3	16
181.024	218.005	20.43	0.57		1.37		4	18
161.528	181.024	12.07	0.63		1.56		4	19
161.562	161.528	(0.02)	0.47		1.52		5	20
144.038	161.562	12.17	0.37		1.58		4	104
108.308	144.038	32.99	0.42		1.59		5	108
93.381	108.308	15.98	0.43		1.89		4	109
92.764	93.381	0.66	0.41		1.53		5	112

271.404	327.198	20.56	0.27		1.47		3	23
207.717	271.404	30.66	0.26		1.73		2	25
219.607	207.717	(5.41)	0.26		1.71		3	28
181.880	219.607	20.74	0.31		1.63		4	31
161.850	181.880	12.38	0.35		1.84		4	33
168.005	161.850	(3.66)[c]	0.37	[d]	1.81	[d]	5	35

272.341	328.522	20.63	0.21		1.53		3	29
208.324	272.341	30.73	0.21		1.78		2	33
220.154	208.324	(5.37)	0.21		1.75		3	36
182.192	220.154	20.84	0.23		1.71		4	39
161.961	182.192	12.49	0.25		1.94		4	42
168.005	161.961	(3.60)[c]	0.27	[d]	1.90	[d]	5	44

College Retirement Equities Fund  ■  Prospectus     19

Condensed financial information

Bond Market Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/20		$3.696		$0.655		$3.041		$7.068	$10.109
	12/31/19		4.029		0.634		3.395		7.214	10.609
	12/31/18		3.829		0.620		3.209		(3.713)	(0.504)
	12/31/17		3.517		0.764		2.753		1.670	4.423
	12/31/16		3.430		0.827		2.603		0.897	3.500
	12/31/15	[h]	3.015		0.637		2.378		(2.100)	0.278
	12/31/14		2.665		0.494		2.171		3.764	5.935
	12/31/13		2.485		0.482		2.003		(4.211)	(2.208)
	12/31/12		2.835		0.482		2.353		3.163	5.516
	12/31/11		3.341		0.439		2.902		3.876	6.778

Class R2
	12/31/20		3.741		0.427		3.314		7.152	10.466
	12/31/19		4.070		0.385		3.685		7.286	10.971
	12/31/18		3.861		0.402		3.459		(3.741)	(0.282)
	12/31/17		3.539		0.453		3.086		1.676	4.762
	12/31/16		3.442		0.506		2.936		0.892	3.828
	12/31/15	[g]	2.181		0.369		1.812	[d]	(3.573)	(1.761)

Class R3
	12/31/20		3.756		0.346		3.410		7.176	10.586
	12/31/19		4.083		0.317		3.766		7.308	11.074
	12/31/18		3.872		0.352		3.520		(3.753)	(0.233)
	12/31/17		3.546		0.360		3.186		1.681	4.867
	12/31/16		3.446		0.385		3.061		0.891	3.952
	12/31/15	[g]	2.182		0.292		1.890	[d]	(3.573)	(1.683)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

20     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls	Accumulation units outstanding at end of period (in millions)

$131.777	$141.886	7.67%	0.48%		2.21%		135%	84%	17
121.168	131.777	8.75	0.50		2.66		85	79	17
121.672	121.168	(0.41)	0.52		2.68		106	91	17
117.249	121.672	3.77	0.64		2.30		140	96	18
113.749	117.249	3.08	0.70		2.21		240	131	19
113.471	113.749	0.25	0.56		2.07		293	123	19
107.536	113.471	5.52	0.44		1.95		290	89	117
109.744	107.536	(2.01)	0.45		1.85		363	105	119
104.228	109.744	5.29	0.45		2.19		356	117	130
97.450	104.228	6.96	0.44		2.88		261	62	126

133.253	143.719	7.85	0.31		2.38		135	84	36
122.282	133.253	8.97	0.30		2.86		85	79	36
122.564	122.282	(0.23)	0.33		2.87		106	91	37
117.802	122.564	4.04	0.38		2.56		140	96	39
113.974	117.802	3.36	0.43		2.48		240	131	40
115.735	113.974	(1.52)[c]	0.47	[d]	2.31	[d]	293	123	40

133.712	144.298	7.92	0.25		2.44		135	84	50
122.638	133.712	9.03	0.25		2.91		85	79	51
122.871	122.638	(0.19)	0.29		2.91		106	91	52
118.004	122.871	4.12	0.30		2.63		140	96	53
114.052	118.004	3.47	0.32		2.58		240	131	54
115.735	114.052	(1.45)[c]	0.37	[d]	2.41	[d]	293	123	55

College Retirement Equities Fund  ■  Prospectus     21

Condensed financial information

Inflation-Linked Bond Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/20		$1.271		$0.338		$0.933		$4.714	$5.647
	12/31/19		1.660		0.329		1.331		2.944	4.275
	12/31/18		2.105		0.307		1.798		(2.292)	(0.494)
	12/31/17		1.731		0.395		1.336		(0.315)	1.021
	12/31/16		1.465		0.433		1.032		1.474	2.506
	12/31/15	[h]	(0.930)		0.324		(1.254)		(0.034)	(1.288)
	12/31/14		1.573		0.257		1.316		0.824	2.140
	12/31/13		1.207		0.301		0.906		(7.289)	(6.383)
	12/31/12		2.050		0.310		1.740		2.523	4.263
	12/31/11		2.817		0.272		2.545		5.187	7.732

Class R2
	12/31/20		1.270		0.213		1.057		4.787	5.844
	12/31/19		1.686		0.190		1.496		2.962	4.458
	12/31/18		2.122		0.182		1.940		(2.310)	(0.370)
	12/31/17		1.743		0.218		1.525		(0.319)	1.206
	12/31/16		1.471		0.249		1.222		1.475	2.697
	12/31/15	[g]	1.272		0.185		1.087	[d]	(3.973)	(2.886)

Class R3
	12/31/20		1.274		0.168		1.106		4.805	5.911
	12/31/19		1.694		0.153		1.541		2.970	4.511
	12/31/18		2.125		0.154		1.971		(2.313)	(0.342)
	12/31/17		1.746		0.165		1.581		(0.320)	1.261
	12/31/16		1.480		0.179		1.301		1.468	2.769
	12/31/15	[g]	1.274		0.140		1.134	[d]	(3.975)	(2.841)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

22     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Accumulation units outstanding at end of period (in millions)

$72.542	$78.189	7.78%	0.45%		1.24%		25%	15
68.267	72.542	6.27	0.46		1.88		26	14
68.761	68.267	(0.72)	0.45		2.63		21	14
67.740	68.761	1.51	0.58		1.95		18	15
65.234	67.740	3.84	0.64		1.52		23	16
66.522	65.234	(1.94)	0.48		(1.87)		6	17
64.382	66.522	3.32	0.39		1.97		9	107
70.765	64.382	(9.02)	0.45		1.34		13	115
66.502	70.765	6.40	0.45		2.52		11	149
58.770	66.502	13.16	0.43		4.05		13	146

73.353	79.197	7.96	0.28		1.39		25	29
68.895	73.353	6.48	0.27		2.09		26	29
69.265	68.895	(0.53)	0.26		2.82		21	29
68.059	69.265	1.77	0.32		2.22		18	30
65.362	68.059	4.13	0.37		1.80		23	31
68.248	65.362	(4.23)[c]	0.41	[d]	2.38	[d]	6	32

73.606	79.517	8.03	0.22		1.44		25	45
69.095	73.606	6.53	0.21		2.14		26	45
69.437	69.095	(0.49)	0.22		2.86		21	46
68.176	69.437	1.85	0.24		2.29		18	46
65.407	68.176	4.23	0.26		1.91		23	48
68.248	65.407	(4.16)[c]	0.31	[d]	2.48	[d]	6	49

College Retirement Equities Fund  ■  Prospectus     23

Condensed financial information

Social Choice Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/20		$6.129		$1.279		$4.850		$30.887	$35.737
	12/31/19		6.789		1.210		5.579		40.254	45.833
	12/31/18		6.291		1.102		5.189		(15.749)	(10.560)
	12/31/17		5.627		1.327		4.300		24.249	28.549
	12/31/16		5.437		1.336		4.101		9.343	13.444
	12/31/15	[h]	4.618		1.017		3.601		(5.795)	(2.194)
	12/31/14		4.446		0.773		3.673		8.760	12.433
	12/31/13		3.804		0.757		3.047		22.950	25.997
	12/31/12		3.866		0.677		3.189		12.242	15.431
	12/31/11		3.732		0.619		3.113		(0.595)	2.518

Class R2
	12/31/20		6.195		0.832		5.363		31.296	36.659
	12/31/19		6.857		0.724		6.133		40.661	46.794
	12/31/18		6.344		0.673		5.671		(15.895)	(10.224)
	12/31/17		5.661		0.757		4.904		24.394	29.298
	12/31/16		5.456		0.799		4.657		9.377	14.034
	12/31/15	[g]	3.229		0.560		2.669	[d]	(11.025)	(8.356)

Class R3
	12/31/20		6.218		0.672		5.546		31.423	36.969
	12/31/19		6.879		0.592		6.287		40.787	47.074
	12/31/18		6.361		0.576		5.785		(15.940)	(10.155)
	12/31/17		5.673		0.586		5.087		24.445	29.532
	12/31/16		5.461		0.594		4.867		9.391	14.258
	12/31/15	[g]	3.230		0.427		2.803	[d]	(11.028)	(8.225)

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

24     Prospectus  ■  College Retirement Equities Fund

 (continued)

			Ratios and supplemental data
Accumulation unit value			Ratios to average net assets
Beginning of period	End of period	Total return [b]	Gross expenses		Net investment income (loss)		Portfolio turnover rate	Portfolio turnover rate excluding mortgage dollar rolls	Accumulation units outstanding at end of period (in millions)

$269.468	$305.205	13.26%	0.47%		1.79%		100%	73%	9
223.635	269.468	20.50	0.49		2.24		52	51	9
234.195	223.635	(4.51)	0.47		2.21		52	47	9
205.646	234.195	13.88	0.60		1.95		53	37	10
192.202	205.646	7.00	0.68		2.07		93	50	11
194.396	192.202	(1.13)	0.52		1.83		115	57	12
181.963	194.396	6.83	0.41		1.95		120	52	72
155.966	181.963	16.67	0.45		1.79		133	46	72
140.535	155.966	10.98	0.45		2.14		149	52	71
138.017	140.535	1.82	0.44		2.22		122	45	72

272.485	309.144	13.45	0.30		1.96		100	73	20
225.691	272.485	20.73	0.29		2.43		52	51	19
235.915	225.691	(4.33)	0.28		2.39		52	47	20
206.617	235.915	14.18	0.34		2.21		53	37	22
192.583	206.617	7.29	0.40		2.35		93	50	23
200.939	192.583	(4.16)[c]	0.42	[d]	1.99	[d]	115	57	25

273.423	310.392	13.52	0.24		2.01		100	73	27
226.349	273.423	20.80	0.23		2.49		52	51	26
236.504	226.349	(4.29)	0.24		2.43		52	47	26
206.972	236.504	14.27	0.26		2.29		53	37	28
192.714	206.972	7.40	0.30		2.45		93	50	29
200.939	192.714	(4.09)[c]	0.32	[d]	2.09	[d]	115	57	31

College Retirement Equities Fund  ■  Prospectus     25

Condensed financial information

Money Market Account

			Selected per accumulation unit data
			Gain (loss) from investment operations
	For the period or year ended	Investment income		[a]	Expenses	[a]	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value
Class R1
	12/31/20		$0.143		$0.075		$0.068		$0.006	$0.074
	12/31/19		0.577		0.175		0.402		0.001	0.403
	12/31/18		0.474		0.206		0.268		0.002	0.270
	12/31/17		0.227		0.165		0.062		0.000	0.062
	12/31/16		0.111		0.111		0.000		0.000	0.000
	12/31/15	[h]	0.036		0.036		0.000		0.000	0.000
	12/31/14		0.029		0.029		0.000		0.000	0.000
	12/31/13		0.036		0.036		0.000		0.000	0.000
	12/31/12		0.044		0.044		0.000		0.000	0.000
	12/31/11		0.044		0.044		0.000		0.001	0.001

Class R2
	12/31/20		0.141		0.058		0.083		0.011	0.094
	12/31/19		0.582		0.071		0.511		0.001	0.512
	12/31/18		0.476		0.138		0.338		0.000	0.338
	12/31/17		0.227		0.116		0.111		0.002	0.113
	12/31/16		0.111		0.096		0.015		0.000	0.015
	12/31/15	[g]	0.030		0.030		0.000	[d]	0.000	0.000

Class R3
	12/31/20		0.142		0.051		0.091		0.011	0.102
	12/31/19		0.583		0.057		0.526		0.001	0.527
	12/31/18		0.477		0.103		0.374		0.000	0.374
	12/31/17		0.228		0.102		0.126		0.002	0.128
	12/31/16		0.111		0.078		0.033		0.000	0.033
	12/31/15	[g]	0.030		0.030		0.000	[d]	0.000	0.000

[a]	Based on average units outstanding.
[b]	Based on per accumulation unit data. Information for Annuity Units is not presented.
[c]	The percentages shown for this period are not annualized.
[d]	The percentages shown for this period are annualized.
[g]	Classes R2 and R3 commenced operations on April 24, 2015.
[h]	Prior to April 24, 2015, CREF offered only one class of units, which became Class R1 on that date.

26     Prospectus  ■  College Retirement Equities Fund

 (concluded)

				Ratios and supplemental data
Accumulation unit value				Ratios to average net assets
Beginning of period	End of period	Total return	[b]	Gross expenses		Expenses net of TIAA withholding/ recovery		Net investment income (loss)	Accumulation units outstanding at end of period (in millions)

$26.269	$26.343	0.28%		0.45%		0.28%		0.26%	76
25.866	26.269	1.56		0.47		0.67		1.54	74
25.596	25.866	1.05		0.45		0.80		1.04	72
25.534	25.596	0.25		0.57		0.64		0.32	72
25.534	25.534	0.00		0.64		0.43		0.00	84
25.534	25.534	0.00		0.50		0.14		0.00	87
25.534	25.534	0.00		0.39		0.11		0.00	441
25.534	25.534	0.00		0.41		0.14		0.00	461
25.534	25.534	0.00		0.42		0.17		0.00	458
25.533	25.534	0.00		0.41		0.17		0.00	477

26.512	26.606	0.35		0.28		0.22		0.31	121
26.000	26.512	1.97		0.27		0.27		1.94	111
25.662	26.000	1.32		0.27		0.53		1.31	114
25.549	25.662	0.44		0.31		0.45		0.58	111
25.534	25.549	0.06		0.36		0.37		0.08	129
25.534	25.534	0.00	[c]	0.40	[d]	0.17	[d]	0.00	137

26.596	26.698	0.38		0.22		0.19		0.34	197
26.069	26.596	2.02		0.22		0.22		2.00	189
25.695	26.069	1.46		0.23		0.40		1.45	189
25.567	25.695	0.50		0.23		0.40		0.66	177
25.534	25.567	0.13		0.26		0.30		0.17	205
25.534	25.534	0.00	[c]	0.30	[d]	0.17	[d]	0.00	215

College Retirement Equities Fund  ■  Prospectus     27

Your investment options

Overview of the Accounts

CREF has eight investment portfolios, or Accounts, which are divided into several categories reflecting different investment management strategies. They are:

Equity Accounts:

• Stock Account

• Global Equities Account

• Growth Account

Index Account:

• Equity Index Account

Fixed-Income Accounts:

• Bond Market Account

• Inflation-Linked Bond Account

Specialty/Balanced Account:

• Social Choice Account

Money Market Account:

• Money Market Account

CREF’s goal is to provide retirement benefits. CREF has a long-term investment perspective and the Accounts provide a wide range of investment alternatives. Each Account has its own investment objective, policies and special risks. The investment objective of an Account cannot be changed without the approval of a majority of Account participants. CREF can change investment policies without such approval. There is no guarantee that any Account will meet its investment objective.

Each of the Stock, Global Equities, Equity Index, Bond Market and Inflation-Linked Bond Accounts has a policy of investing, under normal circumstances, at least 80% of its respective assets (net assets, plus the amount of any borrowings for investment purposes) in certain securities implied by its name, including such terms as “equity” and “index.” Each of these Accounts will provide its participants with at least 60 days’ prior notice before making changes to this policy. The Accounts are not appropriate for market timing. You should not invest in the Accounts if you are a market timer.

Equity Accounts

Stock Account

Investment Objective: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

28     Prospectus  ■  College Retirement Equities Fund

Principal Investment Strategies: Under normal circumstances, the Stock Account invests at least 80% of its assets in a broadly diversified portfolio of common stocks. CREF’s investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities to achieve the Account’s investment objective. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies.

A portion of the Account is managed using an active management strategy. With active management, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value. The Account may invest in companies of any size, including small companies.

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the component indices of the Account’s composite index. This portion of the Account buys most, but not necessarily all, of the stocks in the indices of its composite index, and will attempt to closely match the overall investment characteristics of its composite index.

The Account invests in foreign stocks and other equity securities. The Account also may invest in fixed-income securities and money market instruments traded on foreign exchanges or in other foreign securities markets, or that are privately placed. Foreign securities have different types and levels of risk than domestic securities. The Account will also invest a portion of its foreign investments in emerging market securities and, to a lesser extent, foreign developed market small-cap equities. Under normal circumstances the Account seeks to maintain the weightings of its holdings as approximately 65%–75% domestic equities and

College Retirement Equities Fund  ■  Prospectus     29

25%–35% foreign equities. Under normal circumstances, the foreign equities portion of the Account will include investments in both developed and emerging market securities and in securities of large-, mid- and small-capitalization issuers. As of December 31, 2020, the market value of the Account was divided as indicated below among U.S., foreign developed and foreign emerging market securities:

70.3%	United States
21.1%	Foreign developed markets
8.6%	Foreign emerging markets

For a discussion of additional risks concerning investments in foreign securities, see “Additional information about investment strategies and risks” below.

Within the Account’s globally diversified, multi-investment style strategy, the Account allocates assets to a variety of underlying investment strategies. The allocations to such strategies, including domestic or foreign investments in mega-cap, large-cap, mid-cap and small-cap and various industry sector specializations, may change over time. As of December 31, 2020, the equity investments of the Account were divided among issuers with varying market capitalizations as indicated below:

56.6%	Mega-cap: more than $50 billion
21.2%	Large-cap: more than $15 billion–$50 billion
18.3%	Mid-cap: more than $2 billion–$15 billion
3.9%	Small-cap: $2 billion or less

See “More about benchmarks and other indices” below for information about the Stock Account Composite Index.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• issuer risk (often called financial risk);

• foreign investment risk;

• emerging markets risk;

• index risk;

• active management risk;

• quantitative analysis risk;

• large-cap risk;

30     Prospectus  ■  College Retirement Equities Fund

• mid-cap risk; and

• small-cap risk.

Investing in securities traded on foreign exchanges or in foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. These risks may be enhanced with respect to investments in emerging markets. Also, seeking enhanced results relative to an index may cause that portion of the Account that is managed using a quantitative strategy to underperform the index. Furthermore, because of the Account’s size, it may be buying or selling blocks of stock that are large compared to the stock’s trading volume, making it difficult to reach the positions called for by TCIM’s investment decisions and/or affecting the stock’s price. As a result, TCIM may not be able to adjust the portfolio as quickly as it would like.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Stock Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to invest in a broadly diversified stock portfolio.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Global Equities Account

Investment Objective: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

Principal Investment Strategies: Under normal circumstances, the Global Equities Account invests at least 80% of its assets in equity securities of foreign and domestic companies. Typically, approximately 50% of the Account is invested in foreign securities (including foreign emerging market issuers), and approximately 50% in domestic securities, as TCIM deems appropriate. However, when market conditions warrant, the Account may invest more than 60% of its assets in U.S. issuers. In such cases the Account will invest at least 30% in foreign issuers. These percentages may vary according to market conditions. As of December 31, 2020 (prior to an increase in the Account’s allocation to foreign securities), the portfolio of investments of the Account was divided as indicated below among U.S., foreign developed market and foreign emerging market securities:

56.6%	United States
30.3%	Foreign developed markets
13.1%	Foreign emerging markets

College Retirement Equities Fund  ■  Prospectus     31

Normally, the Account will be invested in at least three different countries, one of which will be the United States, although the Account will usually be more diversified. For a discussion of additional risks concerning investments in foreign securities, including emerging market securities, see “Additional information about investment strategies and risks” below.

The Account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. See “Principal investment risks” for the Account below.

TCIM typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies to achieve the Account’s investment objective. For that portion of the Account that is actively managed, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value.

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the Account’s benchmark index. This portion of the Account buys most, but not necessarily all, of the securities in the Account’s benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index.

Within the Account’s globally diversified, multi-investment style strategy, the Account allocates assets to a variety of underlying investment strategies. The allocations to such strategies, including domestic or foreign investments in large-cap, mid-cap and small-cap and various industry sector specializations, may change over time.

32     Prospectus  ■  College Retirement Equities Fund

The benchmark for the Global Equities Account is the MSCI All Country World Index. See “More about benchmarks and other indices” below for additional information about benchmarks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• issuer risk (often called financial risk);

• foreign investment risk;

• emerging markets risk;

• index risk;

• active management risk;

• quantitative analysis risk;

• large-cap risk;

• mid-cap risk; and

• small-cap risk.

Investing in securities traded on foreign exchanges or in foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. These risks may be enhanced with respect to investments in emerging markets. Also, seeking enhanced results relative to an index may cause that portion of the Account that is managed using a quantitative strategy to underperform the index. The Account may also be subject to market timing risk due to “stale price arbitrage,” in which an investor seeks to take advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Account has in place policies and procedures that are designed to reduce the risk of market timing in the Account.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Global Equities Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to take advantage of the potential of foreign as well as domestic markets.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Growth Account

Investment Objective: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Principal Investment Strategies: Under normal circumstances, the Growth Account invests at least 80% of its assets in common stocks and other equity

College Retirement Equities Fund  ■  Prospectus     33

securities. The Account invests primarily in large, well-known, established companies, particularly when TCIM believes they have new or innovative products, services or processes that enhance future earnings prospects. To a lesser extent, the Account may also invest in smaller, less seasoned companies with growth potential as well as companies in new and emerging areas of the economy. The Account may also invest in companies in order to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

Growth-oriented companies are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of a company’s earnings (i.e., the degree to which earnings are derived from sustainable sources), and analyzing companies as if one would be buying the underlying business, not simply trading its equity. Growth investing also involves fundamental research and qualitative analysis of particular companies in order to identify and benefit from particular companies whose business prospects appear underappreciated by the market.

The Account may buy foreign securities and other instruments if TCIM believes they have superior investment potential. Depending on investment opportunities, the Account may invest up to 20% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units.

TCIM typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies. For that portion of the Account that is actively managed, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value.

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark

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index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the Account’s benchmark index. This portion of the Account buys most, but not necessarily all, of the securities in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index.

The benchmark for the Growth Account is the Russell 1000® Growth Index. See “More about benchmarks and other indices” below for additional information about benchmarks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• issuer risk (often called financial risk);

• foreign investment risk;

• style risk/the risks of growth investing;

• index risk;

• active management risk;

• quantitative analysis risk;

• large-cap risk;

• mid-cap risk; and

• small-cap risk.

Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. The Account will probably be more volatile than the overall equity market due to its focus on more growth-oriented sectors of the market.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Growth Account may be best for individuals who are looking for long-term capital appreciation and a favorable long-term return but are willing to tolerate fluctuations in value. It may also be well suited to investors seeking exposure to growth-oriented companies who also have exposure to other segments of the stock market, including selective exposure to value-oriented companies.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Index Account

Equity Index Account

Investment Objective: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

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Principal Investment Strategies: The Equity Index Account is designed to track the U.S. stock market as a whole and invests in stocks in its benchmark index, the Russell 3000® Index. The Account buys most, but not necessarily all, of the securities in the Russell 3000® Index, and attempts to closely match the overall investment characteristics of the Index. Using the Russell 3000® Index is not fundamental to the Account’s investment objective and policies. The Account can change the index at any time and will notify its participants if it does so. See “More about benchmarks and other indices” below for additional information about benchmarks.

The Account may also invest in securities and other instruments, such as futures, whose return depends on stock market prices. TCIM selects these instruments to attempt to match the total return of the Russell 3000® Index but may not always do so.

The Account is classified as a diversified investment company, as defined under the 1940 Act. However, the Account may become non-diversified under the 1940 Act without the approval of Account participants solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 3000® Index, which the Account seeks to track.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• issuer risk (often called financial risk);

• index risk;

• large-cap risk;

• mid-cap risk;

• small-cap risk; and

• non-diversification risk.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Equity Index Account may be best for individuals who have a longer time horizon, think U.S. stocks will perform well over time and want to invest in a broad range of securities in the U.S. market.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Non-principal investments of the Equity and Index Accounts

The Equity and Index Accounts may make certain other investments, but not as principal strategies. In addition to stocks, the Equity and Index Accounts may hold other types of securities and other investments with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts. The Equity and Index Accounts may also invest in short-term debt securities of the same type as those held by the Money Market Account and other kinds of short-term instruments for cash management and other purposes. Investing in

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these instruments is intended to help the Accounts maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities. The Equity Accounts also may invest up to 20% of their assets in fixed-income securities. TCIM may also manage cash in the Accounts by investing in money market funds or other short-term instruments.

The Equity and Index Accounts may also buy and sell: (1) put and call options, including covered call options, on securities of the types they each may invest in and on securities indices composed of such securities; (2) futures contracts on securities indices composed of securities of the types in which each may invest; and (3) put and call options on such futures contracts. They may also buy and sell stock index futures contracts. The Equity and Index Accounts may use such options and futures contracts for hedging, cash management, and to seek to increase total return. Futures contracts permit an Account to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

The Equity and Index Accounts may invest in non-affiliated investment company securities, such as exchange-traded funds (“ETFs”). The Equity and Index Accounts may use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity or Index Account invests in ETFs or other investment companies, the Account bears a proportionate share of expenses charged by the investment company in which it invests.

In seeking to manage currency risk, these Accounts also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on, and securities indexed to, foreign currencies. Although the Equity and Index Accounts may use options, futures or currency contracts at times to hedge certain risks, it is not the intent of these Accounts to hedge all equity or currency risks of the Accounts at any particular time.

The Equity and Index Accounts may invest in other derivatives and other similar financial instruments, such as equity swaps, so long as these derivatives and financial instruments are consistent with the Account’s investment objective and restrictions, policies and current regulations. The Accounts may use swaps to hedge or manage the risks associated with the assets held in an Account, to manage cash and to seek to increase total return.

The Equity and Index Accounts may also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When TCIM believes market conditions are favorable, these Accounts may also invest in bonds or other debt instruments similar to those investments made by the Bond Market Account. The Equity and Index Accounts may also invest in debt securities with prices or interest rates that are linked to the return of a stock market index.

For more information on these and other investments the Equity and Index Accounts may utilize, please see the SAI.

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Fixed-Income Accounts

Bond Market Account

Investment Objective: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

Principal Investment Strategies: Under normal circumstances, the Bond Market Account invests at least 80% of its assets in a broad range of fixed-income securities. The majority of the Account’s assets are invested in U.S. Treasury and other governmental agency securities, corporate bonds and mortgage-backed or other asset-backed securities. The Account’s holdings are mainly investment-grade securities rated in the top four credit rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), or that TCIM determines are of comparable quality. Fixed-income securities may pay a fixed or variable rate of interest.

The Account will overweight or underweight individual securities or sectors as compared to their weight in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), the Bond Market Account’s benchmark index, depending on where TCIM finds undervalued, overlooked or misunderstood issues that TCIM believes offer the potential for superior returns compared to the Bloomberg Barclays Index. See “More about benchmarks and other indices” below for additional information about benchmarks.

The Account can also invest in below-investment-grade securities (also known as “high yield” or “junk” bonds) rated Ba1 or lower by Moody’s or BB+ or lower by S&P, as well as unrated securities that TCIM determines to be of a similar quality. However, TCIM does not intend to invest more than 20% of the Account’s assets in such securities. The Account can also make foreign investments, including emerging market fixed-income securities and non-dollar-denominated instruments, but such investments are not expected to exceed 20% of the Account’s assets.

The Account can also invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations, and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest.

The Account may make certain other investments, but not as principal investment strategies. For example, the Account may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities.

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TCIM may also use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Account “rolls over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The Account may also engage in duration-neutral relative value trading, a technique in which the Account buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve.

TCIM seeks the Account’s investment objective through active management of security selection, sector allocation, yield-curve positioning, and duration management. While the Account seeks to preserve capital as part of its investment objective, this is only one factor in an actively managed approach of seeking a favorable long-term rate of return. Accordingly, there can be no assurance that the Account will succeed in preserving capital, and the Account may lose money because of the risks of investment in bonds and other eligible assets, including interest rate risk, credit risk, and other risks noted below.

The Account may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Account’s investment strategies. In particular, the Account may purchase and sell interest rate futures to attempt to manage duration and/or certain risks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• interest rate risk;

• prepayment risk;

• extension risk;

• issuer risk (often called financial risk);

• income volatility risk;

• credit risk;

• call risk;

• fixed-income foreign investment risk;

• active management risk;

• market volatility, liquidity and valuation risk;

• mortgage roll risk;

• downgrade risk;

• non-investment-grade securities risk;

• U.S. government securities risk;

• illiquid investments risk;

• derivatives risk;

• emerging markets risk; and

• portfolio turnover risk.

Interest rate risk is the risk that prices of portfolio securities held by the Account may decline if interest rates rise. For example, if interest rates rise by

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1%, the market value of a portfolio with a duration of 5 years will decline by approximately 5%.

In addition, below-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer the potential for higher returns but also entail higher risks. Issuers of below-investment-grade securities may be in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. High-yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Account, it may or may not be sold, depending on an analysis by TCIM of the issuer’s prospects. However, the Account will not purchase below-investment-grade securities if that would increase their amount in the portfolio above the Account’s current investment target. The Account does not rely exclusively on credit ratings when making investment decisions because such ratings may not alone be an accurate measure of the risk of lower-rated bonds. Instead, TCIM also does its own credit analysis, and pays particular attention to economic trends and other market events.

The Account can hold illiquid investments. The risk of investing in illiquid investments is that they may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

The Account’s investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to be paid off sooner or later than expected.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Bond Market Account may be best for individuals who have a longer time horizon, think bonds will do well over time and/or want to diversify other holdings invested in stocks.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

It was previously disclosed that the Bond Market Account would change its name to the “Core Bond Account” effective May 1, 2021. However, this name change has been postponed. Participants will receive notice of the future timing of this name change once a new effective date has been determined and approved by CREF’s Board of Trustees.

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Inflation-Linked Bond Account

Investment Objective: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

Principal Investment Strategies: Under normal circumstances, the Inflation-Linked Bond Account invests at least 80% of its assets in U.S. Treasury Inflation-Indexed Securities (TIIS). The Account can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. government or its agencies, by corporations and other U.S. domiciled issuers as well as foreign governments. It can also invest in money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation.

The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

The interest and principal components of the bonds may be “stripped” or sold separately. The Account can buy or sell either component.

The Account can also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, TCIM does not expect the Account’s investments in inflation-linked bonds of foreign issuers will be more than 25% of its assets, although this level may change.

The Account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment-grade. However, the Account can invest up to 5% of its assets in fixed-income instruments that are rated below investment-grade, or in unrated securities of similar quality.

The Account may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Account’s investment strategies. In particular, the Account may purchase and sell interest rate futures to attempt to manage duration and/or certain risks.

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Principal Investment Risks: The Account is subject to the following principal investment risks:

• interest rate risk;

• income volatility risk;

• credit risk;

• fixed-income foreign investment risk;

• active management risk;

• market volatility, liquidity and valuation risk;

• illiquid investments risk;

• derivatives risk;

• special risks relating to inflation-indexed bonds; and

• U.S. government securities risk.

In addition, because the investments in the Account are “marked-to-market” daily and because market values will fluctuate, the Account could lose money on its investments. As a result, its total return may not actually track the selected inflation index every year.

The benchmark for the Inflation-Linked Bond Account is the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. See “More about benchmarks and other indices” below for additional information on benchmarks.

Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, participants who choose to receive annuity income through this Account should be aware that their income might not keep pace with inflation, especially if the average stated interest rate on the Account’s inflation-indexed bonds is below approximately 4%.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Inflation-Linked Bond Account may be best for individuals who are especially concerned about high inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and/or want to diversify holdings in stocks, conventional bonds and other investments.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Non-principal investments of the Bond Market and Inflation-Linked Bond Accounts

The Bond Market and Inflation-Linked Bond Accounts may make certain other investments, but not as principal strategies. For instance, the Bond Market and Inflation-Linked Bond Accounts may hold the same kind of money market and

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other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Bond Market Account may also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

The Bond Market and Inflation-Linked Bond Accounts may also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They may also enter into forward currency contracts and buy and sell securities indexed to foreign currencies. These Accounts may use options and futures as a hedging technique, for cash management purposes or to seek to increase total return. These Accounts may also use these techniques to help manage currency risk.

The Bond Market and Inflation-Linked Bond Accounts may buy and sell swaps and options on swaps. These Accounts may use these instruments as hedging techniques, for cash management purposes, and seek to increase total return. These instruments do, however, involve special risks. These Accounts are not required to hedge investments.

The Bond Market and Inflation-Linked Bond Accounts may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities.

In addition, the Bond Market and Inflation-Linked Bond Accounts may invest in non-affiliated investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, these Accounts will bear their proportionate share of expenses charged by these investment companies.

For more information on these and other investments the Accounts may utilize, please see the SAI.

Specialty/Balanced Account

Social Choice Account

Investment Objective: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

Principal Investment Strategies: The Social Choice Account invests in a diversified set of domestic and foreign stocks and other equity securities, bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The Account seeks to invest in issuers that are suitable from a financial perspective and whose activities are consistent with certain environmental, social and governance (“ESG”) or Impact criteria, which are described in more detail below.

The Account is balanced, with assets divided between foreign and domestic stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money market instruments (about 40%). Under normal

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circumstances, the equity portion of the Account is divided between a generally larger domestic and a smaller foreign portion. Under normal circumstances, the fixed-income portion of the Account is divided between a generally larger domestic and a smaller foreign portion. As of December 31, 2020, the Account was invested in its various market segments as follows: domestic equity 41.84%; foreign equity 18.19%; domestic fixed-income 31.11%; and foreign fixed-income 8.26%.

When TCIM believes that market conditions or transaction needs make it appropriate, the equity portion of the Account can go as high as 70% or as low as 50% through adjustments to either or both of the domestic and foreign equity portions, with corresponding changes to the fixed-income portion. Any of these percentages can be changed even further if TCIM believes it would be appropriate.

The equity portion of the Account includes both a domestic and a foreign equities portion. The domestic equity portion attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index. The foreign equity portion of the Account attempts to track the return of developed foreign markets as represented by the MSCI EAFE + Canada Index. TCIM may utilize quantitative and/or other investment strategies to facilitate the management of the overall Account.

See “More about benchmarks and other indices” below for information about the Social Choice Account Composite Index.

The ESG and Impact criteria the Account takes into consideration are non-fundamental investment policies. Such criteria and the universe of investments that the Account utilizes may be changed without the approval of the Account’s participants. While TCIM may invest in issuers that meet these criteria, it is not required to invest in every issuer that meets these criteria. In addition, concerns with respect to one ESG assessment category may not automatically eliminate an issuer from being considered an eligible Account investment.

Holdings in the equity portion of the Account are subject to certain ESG criteria. The ESG criteria are generally implemented based on data provided by independent ESG research vendor(s). All of the Account’s equity investments must meet or exceed minimum ESG performance standards to be eligible for inclusion in the Account. The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and governance and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain and governance) are other considerations.

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The ESG evaluation process for the equity portion of the Account is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risk and opportunities they face in the context of their industry and relative to their peers. The Account will not generally invest in companies significantly involved in certain business activities, including, but not limited to, the production of alcohol, tobacco, military weapons, firearms, nuclear power, thermal coal and gambling products and services.

Once a universe of ESG-eligible equity investments is established, TCIM then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the equity portion of the Account’s composite benchmark index. Under these quantitative investment techniques, the Account uses a risk model to evaluate the universe of stocks in which the equity portion of the Account may invest and to inform the construction of a broadly diversified group of stocks. The Account’s equity holdings will generally consist of a subset of the eligible investment universe. The Account is not required to invest in all companies that meet the ESG criteria.

The fixed-income portion of the Account invests in a broad range of fixed-income instruments. The majority of this portion of the Account is invested in U.S. Treasury and other governmental agency securities, corporate bonds and mortgage-backed and other asset-backed securities. This portion’s holdings consist mainly of investment-grade securities rated in the top four credit rating categories by Moody’s or S&P, or that TCIM determines are of comparable quality. Up to 5% of this portion may also be invested in below-investment-grade (“high-yield”) securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P, as well as unrated securities that TCIM determines to be of a similar quality. Additionally, this portion of the Account may be invested in foreign investments, including emerging market fixed-income securities and non-dollar-denominated instruments. Account investments in fixed-income securities issued by corporate entities or certain foreign governments are also subject to the ESG criteria discussed previously.

Holdings in the fixed-income portion of the Account are also subject to certain ESG or Impact criteria. In those limited cases where independent ESG criteria are not available for certain types of securities or for certain issuers, these securities may nonetheless be eligible for the fixed-income portion of the Account should they meet certain ESG criteria established by TCIM. All issuers not otherwise meeting the Impact framework described below must meet or exceed minimum ESG performance standards to be eligible for investment by the fixed-income portion of the Account.

The ESG criteria described above for the equity portion of the Account also apply to corporate issuers in the fixed-income portion of the Account. With respect to government issuers, the ESG evaluation process utilized by the fixed-

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income portion of the Account favors issuers with leadership in ESG performance relative to all peers. For government issuers, typically, environmental assessment categories include the issuer’s ability to protect, harness and supplement its natural resources, and to manage environmental vulnerabilities and externalities. Social assessment categories include the issuer’s ability to develop a healthy, productive and stable workforce and knowledge capital, and to create a supportive economic environment. Governance assessment categories include the issuer’s institutional capacity to support long-term stability and well-functioning financial, judicial and political systems, and capacity to address environmental and social risks. The government ESG evaluation process is conducted on a global basis and reflects how an issuer’s exposure to and management of ESG risk factor may affect the long-term sustainability of its economy.

Additionally, TCIM invests some of the fixed-income portion of the Account in accordance with TIAA’s proprietary Impact framework. These investments provide direct exposure to issuers and/or individual projects with social or environmental benefits. As of December 31, 2020, 42.3% of the Account was invested in Impact investments. Within this Impact allocation, the Account seeks opportunities to invest in publicly traded fixed-income securities that finance initiatives in areas including affordable housing, community and economic development, renewable energy and climate change and natural resources. These investments are selected based on the same financial criteria used by TCIM in selecting the Account’s other fixed-income investments. The portion of the Account invested in accordance with TIAA’s proprietary Impact framework is not additionally subject to the ESG criteria provided by a third party vendor.

As noted above, the fixed-income portion of the Account may invest in certain asset-backed securities, mortgage-backed securities and other securities that represent interests in assets such as pools of mortgage loans, automobile loans or credit card receivables. These securities are typically issued by legal entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government sponsored enterprises such as Fannie Mae or Freddie Mac. TCIM does not take into consideration whether the sponsor of an asset-backed security in which the Account invests meets the ESG criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Account could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Account could not invest directly.

The fixed-income portion of the Account may also use a trading technique called “mortgage rolls” or “dollar rolls” in which the Account “rolls over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date.

Money market instruments and short-term debt securities held by the Account are primarily securities with maturities of 397 days or less at the time of

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purchase that TCIM believes present minimal credit risks, including “government securities” as such term is defined in the applicable rules governing money market funds. The Account can also hold other kinds of short-term instruments. These help the Account to maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities.

The Account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The Account may use these instruments as hedging techniques, for cash management purposes or to seek to increase total return. These instruments do, however, involve special risks. The Account is not required to hedge its investments and such instruments will not be subject to the Account’s ESG criteria.

The Board of Trustees of CREF or a designated committee thereof (“Board of Trustees”) reviews the ESG criteria used to evaluate securities held by the Account and approves the vendor of that service. TCIM seeks to ensure that the Account’s investments are consistent with its ESG and/or Impact criteria, but TCIM cannot guarantee that this will always be the case for every Account investment. Consistent with its responsibilities, the Board of Trustees evaluates options for implementing the Account’s ESG evaluation criteria. TCIM has the right to change the ESG vendor(s) at any time and to add to the number of vendor(s) providing the universe of eligible companies. Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurances that the process utilized by the Account’s vendor(s) or any judgment exercised by the Board of Trustees or TCIM will reflect the beliefs or values of any particular investor.

The Account is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Account may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Board of Trustees.

Principal Investment Risks: The Account is subject to the following principal investment risks:

• market risk;

• issuer risk (often called financial risk);

• foreign investment risk;

• active management risk;

• quantitative analysis risk;

• ESG criteria risk;

• interest rate risk;

• prepayment risk;

• extension risk;

• income volatility risk;

• credit risk;

• call risk;

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• volatility, liquidity and valuation risk;

• downgrade risk;

• mortgage roll risk;

• non-investment-grade risk;

• illiquid investments risk;

• derivatives risk; and

• U.S. government securities risk.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Social Choice Account may be best for individuals who want to avoid investing in companies that do not meet certain ESG or Impact criteria; want an Account balanced among stocks, bonds and money market instruments; and/or want an Account that may be less volatile than an Equity Account.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Money Market Account

Money Market Account

Investment Objective: High current income consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies: The Account is a “government money market fund” as defined in the applicable rules governing money market funds and as such, invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. These investments include (1) securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities and (2) repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Short-term, U.S. Government securities generally pay interest that is among the lowest for income-paying securities. Because of this, the yield on the Account will likely be lower than the yields on funds that invest in longer-term or lower-quality securities.

The Account’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other instruments held by money market funds. The Account maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and invests in debt obligations that are deemed to mature in 397 days or less.

TCIM limits the Account’s investments to U.S. Government securities or securities that present minimal credit risks to the Account and are of eligible quality.

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A government money market fund is not required to impose liquidity fees or redemption gates, and the Account does not currently intend to impose such fees and/or gates. However, the Account’s Board of Trustees could elect to subject the Account to such fees and/or gates in the future.

The above list of investments is not exclusive and the Account may make other investments consistent with its investment objective and policies.

The peer group average to which the Account is compared is the iMoneyNet Money Fund AveragesTM —All Government.

Principal Investment Risks: You could lose money by investing in the Money Market Account. Because the accumulation unit value of the Account will fluctuate, the value of your investment may increase or decrease and the Account’s yield could be zero or negative. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Account’s sponsor has no legal obligation to provide support to the Account, and you should not expect that the sponsor will provide financial support to the Account at any time. The Account is subject to the following principal investment risks:

• interest rate risk;

• issuer risk (often called financial risk);

• income volatility risk;

• credit risk;

• market volatility, liquidity and valuation risk

• active management risk;

• current income risk;

• U.S. Government securities risk; and

• floating and variable securities risk.

No Constant Accumulation Value: Unlike most money market funds, the Money Market Account does not distribute income on a daily basis. Therefore, the Account does not maintain a constant value of $1.00 per unit and the accumulation unit value will fluctuate.

Who May Want to Invest: The Money Market Account may be best for individuals who have a shorter time horizon and/or who are risk averse.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Principal risks of investing in the Accounts

Principal risks of investing in equity Accounts

In general, the value of equity investments fluctuates in response to the performance and financial condition of individual companies that issue them and in response to general market and economic conditions. Therefore, the value of an investment in the Accounts that hold equity securities may decrease.

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Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below (including the risks related to investing in fixed-income instruments) are heightened significantly compared to normal conditions and therefore subject an Account’s investments and a shareholder’s investment in an Account to the risk of reduced yield and /or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. There is no guarantee that an Account will meet its investment objective.

An investment in an Equity Account, the Index Account, or the equity portion of the Social Choice Account, or any Account’s equity investments, typically will be subject to the following principal investment risks described below:

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as natural disasters or public health emergencies (pandemics and epidemics). Accordingly, the value of the equity investments that an Account holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, an Account may undergo an extended period of decline. From time to time, an Account may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Account more vulnerable to adverse developments affecting such sectors or industries.

The Accounts that make foreign investments are subject to:

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing,

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financial reporting and recordkeeping requirements, which would affect an Account’s ability to evaluate potential portfolio companies. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Accounts are subject to a variety of special restrictions in many emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which an Account may invest. Moreover, legal remedies for investors in emerging markets (including derivative litigation) may be more limited, and U.S. authorities (such as the SEC or U.S. Department of Justice) may have less ability to bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations. To the extent an Account invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in an Account may be more exposed to a single country or a region’s cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified Account. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Account.

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The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as an Account are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

The Accounts (or portions of an Account) that are managed according to a growth investment style are subject to:

• Style Risk/Risks of Growth Investing—Use of either a growth investing or value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Account’s portfolio value. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general and may be out of favor with investors for varying periods of time.

The Accounts that are managed, in whole or in part, according to indexing techniques are subject to:

• Index Risk—The risk that the performance of an Account may not correspond to, or may underperform, its benchmark index for any period of

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time. Although each Account attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike an Account, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Account to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Account can guarantee that its performance will match or exceed its index for any period of time.

• Non-Diversification Risk—While the Equity Index Account is considered to be a diversified investment company under the 1940 Act, this Account may become non-diversified under the 1940 Act without Account participant approval when necessary to continue to track its benchmark index. Non-diversified status means that this Account can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company. Investing in a non-diversified investment company involves greater risk than investing in a diversified investment company because a loss in value of a particular investment may have a greater effect on the investment company’s return since that investment may represent a larger portion of the investment company’s total portfolio assets, which could lead to greater volatility in the investment company’s returns.

Because the Accounts are managed by an investment adviser, they are subject to management risk.

The Accounts that are managed, in whole or in part, according to active management investment techniques are subject to:

• Active Management Risk—The risk that the performance of an Account, which is actively managed, reflects in part the ability of the portfolio manager(s) to make active investment, strategic or trading decisions that are suited to achieving the Account’s investment objective. As a result of strategy, investment selection or trading execution, such Account could underperform its benchmark or other investment products with similar investment objectives.

The Accounts that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

• Quantitative Analysis Risk—The risk that securities selected for Accounts that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs. If inaccurate market data is entered into a quantitative model, the resulting information will be incorrect. Because such models are based on assumptions of these and other market factors,

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the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of an Account’s portfolio.

The Accounts that invest in large-cap securities are subject to:

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, an Account may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

The Accounts that invest in medium-sized and small-sized securities are subject to:

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that an Account wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase an Account’s exposure to illiquid investments risk. As a result, an Account’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Account from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that an Account wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and

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frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

The Social Choice Account is subject to:

• ESG Criteria Risk—The risk that because the Account’s ESG criteria and/or proprietary impact framework exclude securities of certain issuers for nonfinancial reasons, the Account may forgo some market opportunities available to funds or accounts that do not use these criteria.

Principal risks of investing in the Fixed-Income Accounts and the Money Market Account

An investment in a Fixed-Income Account, the Money Market Account or the fixed-income portion of the Social Choice Account, or any Account’s fixed-income investments, typically will be subject to the following principal investment risks described below:

• Active Management Risk—The risk that the performance of an Account, which is actively managed, reflects in part the ability of the portfolio manager(s) to make active investment, strategic or trading decisions that are suited to achieving the Account’s investment objective. As a result of strategy, investment selection or trading execution, such Account could underperform its benchmark or other investment products with similar investment objectives.

• Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Account may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Account would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the Account originally invested, resulting in a decline in income.

• Credit Risk (a type of Issuer Risk)—The risk that a decline, or perceived decline (whether by market participants, rating agencies, pricing services or otherwise), in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Account to lose its investment. Credit risk is heightened in times of market turmoil, when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield

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fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Current Income Risk—The risk that the income an Account receives may fall as a result of a decline in interest rates.

• Derivatives Risk—The risks associated with investing in derivatives may be different from and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Account than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, may be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and an Account could lose more than the amount invested.

• Downgrade Risk—The risk that securities are subsequently downgraded should TCIM and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing an Account from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Account can result in losses to investors in the Account.

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• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and

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therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Floating and Variable Rate Securities Risk— Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on an Account’s ability to sell the securities at any given time. Such securities also may lose value.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, an Account may not invest more than 15% of its net assets in illiquid investments that are assets. The Accounts have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. An Account may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect an Account’s performance and ability to achieve its investment objective. An Account’s investments in illiquid investments may reduce the returns of the Account because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Account from taking advantage of other investment opportunities. There is also a risk that unusually high withdrawal requests from certain large plans or participants (such as institutional investors) or asset allocation changes, may make it difficult for an Account to sell investments in sufficient time to allow it to meet withdrawals or require an Account to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause an Account to receive distressed prices and incur higher transaction costs when selling such investments. Securities

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that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During period of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities may decline in certain interest rate environments.

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on similar newly issued fixed-income investments tend to decrease, which could adversely affect an Account’s income. Conversely, when prevailing interest rates increase, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to decline while yields on similar newly issued fixed-income investments tend to increase. If a fixed-income investment pays a floating or variable rate of interest, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-duration investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. During periods of very low or negative interest rates, an Account may not be able to maintain positive returns. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at low levels, which may increase an Account’s exposure to risks associated with rising interest rates. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). With respect to the Money Market Account, low or negative interest rates could cause the Account to lose value and experience a negative yield.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended

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periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which an Account invests may be dramatically reduced or cease at any time, whether due to general market turmoil, limited dealer capacity, problems experienced by a single company or a market sector, or other factors, such as natural disasters or public health emergencies (pandemics and epidemics). In such cases, it may be difficult for an Account to properly value assets represented by such investments. In addition, an Account may not be able to purchase or sell a security at a price deemed to be attractive, if at all, which may inhibit an Account from pursuing its investment strategies or negatively impact the values of portfolio holdings. Further, an increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Account investments, adversely affect values of portfolio holdings, and increase an Account’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets. Certain fixed-income investments, with longer durations or maturities may face heightened levels of liquidity risk.

• Mortgage Roll Risk— The risk that TCIM will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of an Account compared with what such performance would have been without the use of the strategy.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In addition, high-yield securities generally are less liquid than investment-grade securities and the risks associated with high-yield securities are heightened during times of weakening economic conditions or rising interest rates. Any investment in distressed or defaulted securities subjects an Account to even greater credit risk than investments in other below-investment-grade securities.

• Portfolio Turnover Risk—In pursuing its investment objectives, the Bond Market Account may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly

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greater transactional expenses that are borne by the Account. Such expenses may include bid-ask spreads, dealer mark-ups and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). These costs, which are not reflected in annual account operating expenses or in the example thereunder, may affect the Account’s performance.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing an Account to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed investments and other asset-backed investments. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income investments held by an Account can result in losses to investors in the Account.

• Special Risks of Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by an Account may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the Consumer Price Index for All Urban Consumers (CPI-U) may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

• U.S. Government Securities Risk— U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other U.S. Government agencies or instrumentalities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law, and such agencies or instrumentalities may not have the funds to meet their payment obligations in the future. Therefore, securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government may involve increased risk of loss of principal and interest. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

To the extent an Account invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic

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conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which an Account invests may have a significant impact on the Account’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one U.S. Government agency or instrumentality may adversely affect the market prices of securities issued or guaranteed by other agencies or instrumentalities.

Past performance

The following bar charts and performance tables below help illustrate some of the risks of investing in the Accounts, and how investment performance during the accumulation period varies. The bar charts show CREF investment performance during the accumulation period in the form of annual total returns of Class R1 units of each Account for the past 10 calendar years, have not been adjusted to reflect current fee rates and do not take into account any TIAA plan pricing where one or more CREF Accounts are investment options in an employer retirement plan. Because the expenses may vary across classes, the performance of Class R1 may vary from the other classes. Below each chart, the best and worst returns of Class R1 for a calendar quarter during this period are noted.

The performance tables following the charts show each Account’s average annual total returns for Class R1 units, as well as Class R2 and R3 units (whose performance prior to their inception date on April 24, 2015 is based on Class R1 performance), over the one-year, five-year and ten-year periods ended December 31, 2020, and how those returns compare to those of broad-based securities market indices (and a composite index in some instances). As of October 14, 2016, certain changes were made to the Money Market Account’s investment strategies. Performance information prior to this date reflects the Money Market Account’s investment strategies before this date. As a result, the Money Market Account’s performance after October 14, 2016 may differ materially from the performance information shown below for the period prior to October 14, 2016. Past performance does not guarantee future results.

The benchmarks and other indices listed below are unmanaged, and you cannot invest directly in an index. The use of a particular benchmark or comparative index is not a fundamental policy and can be changed without participant approval. The Accounts will notify you if such a change is made.

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AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R1 (%)

Stock Account

Best quarter: 21.27%, for the quarter ended June 30, 2020. Worst quarter: -22.45%, for the quarter ended March 31, 2020.

Global Equities Account

Best quarter: 22.55%, for the quarter ended June 30, 2020. Worst quarter: -21.76%, for the quarter ended March 31, 2020.

Growth Account

Best quarter: 29.25%, for the quarter ended June 30, 2020. Worst quarter: -16.83%, for the quarter ended December 31, 2018.

Equity Index Account

Best quarter: 21.82%, for the quarter ended June 30, 2020. Worst quarter: -20.91%, for the quarter ended March 31, 2020.

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AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R1 (%) (concluded)

Bond Market Account

Best quarter: 4.84%, for the quarter ended June 30, 2020. Worst quarter: -2.78%, for the quarter ended December 31, 2016.

Inflation-Linked Bond Account

Best quarter: 4.65%, for the quarter ended September 30, 2011. Worst quarter: -7.13%, for the quarter ended June 30, 2013.

Social Choice Account

Best quarter: 13.93%, for the quarter ended June 30, 2020. Worst quarter: -13.24%, for the quarter ended March 31, 2020.

Money Market Account*

Best quarter: 0.45%, for the quarter ended September 30, 2019. Worst quarter: 0.00%, for the quarter ended March 31, 2011.

* Between July 16, 2009 and March 7, 2017, TIAA withheld (“waived”) a portion of the Rule 12b-1 distribution and/or administrative expenses for each class of the CREF Money Market Account when a class’s yield was less than zero. Without this waiver, the total returns of the Money Market Account would have been lower. For a period of three years after the date an amount was waived, it was eligible for recoupment by TIAA, under certain conditions. All eligible expenses were recouped by July 2018 for Class R3, September 2018 for Class R2 and June 2019 for Class R1.
TIAA has agreed to withhold (“waive”) a portion of the Rule 12b-1 distribution and/or administrative expenses for each class of the CREF Money Market Account (the “Account”) when a class’s yield is less than zero. Without this waiver, the total returns of each class of the Account would be lower, and could be negative. TIAA may, for a period of three years after the date an amount was waived, recover from the Account a portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver and, in such event, the amount of recovery on any day will be approximately 25%

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of the class’s yield (net of all other expenses) on that day. This limited waiver may be terminated at any time, but is likely to terminate sometime after June 30, 2021 and, in any event, will extend only through December 31, 2021. Upon expiration of the waiver, the total returns of each class of the Account will be lower, and could be negative, particularly if interest rates remain low at the time of the waiver’s expiration.

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AVERAGE ANNUAL TOTAL RETURNS FOR THE ACCOUNTS

For the periods ended December 31, 2020

	Inception date	One year	Five years	Ten years
Stock Account
Class R1	7/31/1952	17.64%	12.52%	10.46%
Class R2	4/24/2015	17.84	12.76	10.60	#
Class R3	4/24/2015	17.91	12.84	10.65	#
Morningstar Aggressive Target Risk Index
(reflects no deductions for fees, expenses or taxes)		13.26	12.20	9.76
CREF Stock Account Composite Index†
(reflects no deductions for fees, expenses or taxes)		17.93	13.52	11.18

Global Equities Account
Class R1	5/1/1992	22.48	12.29	9.90
Class R2	4/24/2015	22.68	12.53	10.04	#
Class R3	4/24/2015	22.75	12.61	10.09	#
MSCI All Country World Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)		16.25	12.26	9.13

Growth Account
Class R1	4/29/1994	40.44	19.31	16.53
Class R2	4/24/2015	40.68	19.57	16.68	#
Class R3	4/24/2015	40.76	19.65	16.73	#
Russell 1000® Growth Index
(reflects no deductions for fees, expenses or taxes)		38.49	21.00	17.21

Equity Index Account
Class R1	4/29/1994	20.35	14.87	13.29
Class R2	4/24/2015	20.56	15.12	13.43	#
Class R3	4/24/2015	20.63	15.19	13.48	#
Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		20.89	15.43	13.79

Bond Market Account
Class R1	3/1/1990	7.67	4.52	3.83
Class R2	4/24/2015	7.85	4.75	3.96	#
Class R3	4/24/2015	7.92	4.82	4.00	#
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		7.51	4.44	3.84

Inflation-Linked Bond Account
Class R1	5/1/1997	7.78	3.69	2.90
Class R2	4/24/2015	7.96	3.91	3.03	#
Class R3	4/24/2015	8.03	3.98	3.07	#
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index
(reflects no deductions for fees, expenses or taxes)		8.39	4.13	2.88

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	Inception date	One year	Five years	Ten years
Social Choice Account
Class R1	3/1/1990	13.26%	9.69%	8.26%
Class R2	4/24/2015	13.45	9.93	8.40	#
Class R3	4/24/2015	13.52	10.00	8.44	#
Morningstar Moderate Target Risk Index
(reflects no deductions for fees, expenses or taxes)		12.82	9.75	7.77
CREF Social Choice Account Composite Index‡
(reflects no deductions for fees, expenses or taxes)		13.89	9.89	8.67

Money Market Account§
Class R1	4/1/1988	0.28	0.63	0.31
Class R2	4/24/2015	0.35	0.83	0.41	#
Class R3	4/24/2015	0.38	0.90	0.45	#
iMoneyNet Money Fund Averages™—All Government		0.28	0.80	0.41

Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your accumulation units.
#

The performance shown for classes R2 and R3 that is prior to their inception date is based on performance of the Accounts’ Class R1. The performance for these periods has not been restated to reflect the lower expenses of classes R2 and R3.

†

The CREF Stock Account Composite Index is a weighted average of two unmanaged indices. As of December 31, 2020 the CREF Stock Account Composite Index consisted of: 70.0% Russell 3000® Index (domestic equities) and 30.0% MSCI ACWI ex USA IMI (foreign equities). The weights in the composite index approximately reflect the relative sizes of the domestic and foreign equity segments of the Stock Account. The Account’s composite index, the components that make up a composite index and the method of calculating a composite index’s performance may vary over time. See “More about benchmarks and other indices” below for additional information.

‡

The CREF Social Choice Account Composite Index is a weighted average of three unmanaged indices. As of December 31, 2020 the CREF Social Choice Account Composite Index consisted of: 42.0% Russell 3000® Index, 40.0% Bloomberg Barclays U.S. Aggregate Bond Index and 18.0% MSCI EAFE + Canada Index. The weights in the composite index approximately reflect the relative sizes of the domestic, domestic investment-grade bond and developed foreign market segments of the Social Choice Account. The Account’s composite index, the components that make up a composite index and the method of calculating a composite index’s performance may vary over time. See “More about benchmarks and other indices” below for additional information.

§

Between July 16, 2009 and March 7, 2017, TIAA withheld (“waived”) a portion of the Rule 12b-1 distribution and/or administrative expenses for each class of the CREF Money Market Account when a class’s yield was less than zero. Without this waiver, the total returns of the Money Market Account would have been lower. For a period of three years after the date an amount was waived, it was eligible for recoupment by TIAA, under certain conditions. All eligible expenses were recouped by July 2018 for Class R3, September 2018 for Class R2 and June 2019 for Class R1.
TIAA has agreed to withhold (“waive”) a portion of the Rule 12b-1 distribution and/or administrative expenses for each class of the CREF Money Market Account (the “Account”) when a class’s yield is less than zero. Without this waiver, the total returns of each class of the Account would be lower, and could be negative. TIAA may, for a period of three years after the date an amount was waived, recover from the Account a portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver and, in such event, the amount of recovery on any day will be approximately 25% of the class’s yield (net of all other expenses) on that day. This limited waiver may be terminated at any time, but is likely to terminate sometime after June 30, 2021 and, in any event, will extend only through December 31, 2021. Upon expiration of the waiver, the total returns of each class of the Account will be lower, and could be negative, particularly if interest rates remain low at the time of the waiver’s expiration.

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After-tax returns have not been shown, since they are not relevant to investors in the Accounts who hold their accumulation units through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs. The benchmark indices reflect no deductions for fees, expenses or taxes. For the Money Market Account’s most current 7-day yield and for the Bond Market and Inflation-Linked Bond Accounts’ most current 30-day yields, please call 800-842-2252.

A	A

Additional information about investment strategies and risks

At times, the Accounts may use certain investment tools in seeking to enhance returns or hedge risk. This section summarizes these tools and their risks. For more information on the tools described and their risks, please see the SAI.

Foreign investments

TCIM has extensive experience managing foreign investments, including those not registered or traded in the United States. An Account’s foreign portfolio may be divided into segments—some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. TCIM invests in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns for the Accounts. The percentages of foreign assets in each Account change daily as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

Investing in foreign securities, especially those not issued by foreign governments, involves risks beyond those of domestic investments. These include:

• Changes in currency exchange rates;

• Possible imposition of market controls or currency exchange controls;

• Possible imposition of withholding of taxes on dividends and interest;

• Possible seizure, expropriation, or nationalization of assets;

• More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards;

• Lower liquidity and higher volatility in some foreign markets;

• The impact of political, social, or diplomatic events;

• The difficulty of evaluating some foreign economic trends;

• The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country; and

• Difficulty in using foreign legal systems to enforce financial or legal obligations.

Also, brokerage commissions and transaction costs are often higher for foreign investments.

The Accounts may also invest in countries with emerging markets. The risks just listed often increase in emerging markets. For example, these countries may

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have more unstable governments than developed countries, and their economies may be based on only a few industries. Prices of securities from emerging market countries may be volatile and difficult to determine. In addition, foreign investors are subject to a variety of special restrictions in many emerging market countries.

The Accounts (other than the Money Market Account) may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency’s value. The Accounts do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

Accounts with foreign investments may also be subject to market timing risk due to “stale price arbitrage” in which an investor takes advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Accounts have in place policies and procedures that are designed to reduce the risk of market timing.

Even considering the risks, foreign investment offers the chance to improve an Account’s diversification and long-term performance. Foreign investments let the Accounts take part in the growth of other countries’ economies and financial markets, which sometimes offer better prospects than in the United States. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments may reduce an Account’s volatility, compared with that of the U.S. market as a whole, and may enhance long-term returns.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of an Account’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which an Account invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which an Account’s service providers, including the investment adviser, TCIM, rely, and could

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otherwise disrupt the ability of employees of an Account’s service providers to perform essential tasks on behalf of the Accounts. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect an Account’s investments.

Fixed-income investments

The Bond Market Account, as well as other fixed-income Accounts, may from time to time purchase senior loans. Senior loans (also referred to as senior bank loans) are a form of borrowing or financing under which the bank or lender holds a legal claim to the borrower’s assets that is superior or senior to all other debt obligations of the borrower. Many senior loans, despite their collateral protections, present credit risk comparable to high-yield securities. The liquidation of the collateral backing a senior loan may not satisfy the borrower’s obligation to the Account in the event of nonpayment of scheduled interest or principal. Senior loans also expose the Account to call risk and illiquid investments risk. The secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair the Account’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or to take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Account will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Certain instruments in which an Account may invest are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. However, it is possible that certain LIBOR tenors (maturities) may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on an Account or on certain instruments in which an Account invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. In addition, interest rate provisions included in such contracts may need to be

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renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by an Account or a reduction in the effectiveness of related Account transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of an Account that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Account.

Options, futures and other derivatives

The Equity Accounts, the Index Account and the equity portion of the Social Choice Account may each write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in the Account’s portfolio. Such options may include put and call options on securities of the types in which the Account may invest and on securities indices composed of such securities. In writing (selling) call options, the Account may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of account losses during periods of market decline. In purchasing call and put options, the Account may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, the Account would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Account can also write (sell) put options. In writing put options, the Account may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from put options sold may not reduce the extent of Account losses during periods of market decline.

In addition, the Equity Accounts, the Index Account and the equity portion of the Social Choice Account may each buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. The Account may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit an Account to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

The Equity Accounts, the Index Account and the equity portion of the Social Choice Account can each invest in other derivatives and similar financial instruments, such as equity swaps and contracts for difference (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Account’s investment objective and

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restrictions, policies and current regulations, except that such instruments will not be subject to the Social Choice Account’s ESG criteria.

The Fixed-Income Accounts and the fixed-income portion of the Social Choice Account can each also invest in derivatives and other similar financial instruments, such as swaps and options on swaps, so long as these derivatives and financial instruments are consistent with the Account’s investment objective and restrictions, policies and current regulations, except that such instruments will not be subject to the Social Choice Account’s ESG criteria. For example, these Accounts can invest in credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

The Accounts may also use swaps in seeking to hedge or manage the risks associated with the assets held in an Account, for cash management purposes or to seek to increase total return.

The risks associated with investing in derivatives by any of the Accounts may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Account than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the Accounts’ ability to invest in derivatives and adversely affect the value or performance of derivatives and the Accounts.

In seeking to manage currency risk, these Accounts also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Account than if it had not entered into any derivative transactions.

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Illiquid investments

The Money Market Account may invest up to 5% of its total assets, measured at the time of investment, in illiquid investments. The Stock Account may invest up to the lesser of 10% of its total assets or 15% of its net assets, measured at the time of investment, in illiquid investments. Each of the other Accounts may invest up to 15% of their net assets, measured at the time of investment, in illiquid investments. Such an investment may not be readily marketable, which could make it difficult to sell the investment quickly at fair market value.

Temporary defensive measures

Although no Account is required to do so in order to achieve its investment objective, any Account may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, an Account may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

Firm commitment agreements and “when issued” securities

Each Account can enter “firm commitment” agreements to buy securities at a fixed price or yield on a specified date. An Account would do this if TCIM expects a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. The Accounts may also purchase securities on a “when issued” basis, with the valuation terms set at the time of the transaction or with such terms set sometime prior to the settlement date.

Securities lending

Each Account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by an Account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and an Account may lose money as a result of a decline in the value of the investment of such collateral.

As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

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Borrowing

As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice and Money Market Accounts can borrow money from banks, not exceeding 10% of the value of any of the Accounts’ total assets taken at market value at the time of borrowing. These Accounts can also borrow up to 5% of their assets’ value to buy securities. Each Account can pledge or otherwise encumber up to 10% of its total assets taken at market value at the time of borrowing as collateral.

The Growth, Equity Index and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 33 ¹/3% of each of the Accounts’ total assets taken at market value at the time of borrowing. These Accounts can borrow from other sources temporarily, but in an amount that is no more than 5% of the Accounts’ total assets taken at market value at the time of borrowing.

If an Account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an Account’s accumulation unit value may change during market fluctuations.

Each Account typically will pay transfer or withdrawal proceeds using holdings of cash (including cash flows into the Accounts) in the Account’s portfolio, or using the proceeds from sales of portfolio securities. Certain Accounts also may meet transfer or withdrawal requests through overdrafts at the Accounts’ custodian, by borrowing under a credit agreement to which certain Accounts are parties or by borrowing from certain other registered investment companies advised by TCIM or Advisors under an inter-fund lending program maintained by the Accounts and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large transfer or withdrawal requests or in times of stressed market conditions.

Investment companies

Each Account (other than the Money Market Account) may invest up to 10% of the value of its assets in non-affiliated investment companies, including mutual funds and ETFs. The Accounts may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Account invests in another investment company, like an ETF, the Account bears a proportionate share of expenses charged by the investment company in which it invests.

Repurchase agreements

The Accounts can use repurchase agreements to help manage cash balances.

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Portfolio holdings

A description of the Accounts’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI.

Portfolio turnover

An Account that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater transaction costs, including greater brokerage commissions or bid-ask spreads, borne by an Account and, ultimately, by participants. None of the Accounts is subject to a specific limitation on portfolio turnover, and securities of each Account may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, an actively managed Account will have higher portfolio turnover rates than an index Account. Also, certain trading strategies utilized by the fixed-income Accounts may increase portfolio turnover. The portfolio turnover rates of the Accounts during recent fiscal periods are included under “Condensed financial information.”

More about benchmarks and other indices

The benchmarks and broad-based securities market and other indices described below are unmanaged, and you cannot invest directly in an index.

Use of any of the following benchmarks, including use of a composite index, by an Account is not a fundamental policy of the Account, so CREF can substitute a benchmark without participant approval. CREF will notify Account participants when such a benchmark change is made.

Additional information about the broad-based securities market indices for the Stock Account and Social Choice Account

The returns shown against the broad-based securities market index compare average annual returns of the Stock Account or Social Choice Account with a broad measure of market performance. The Morningstar Target Risk Index Series is an asset allocation index series comprised of constituent Morningstar indices and reflects global equity market exposures of 20%, 40%, 60%, 80% or 95% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Target Risk Index Series reflect multi-asset class exposure and similar risk profiles as these Accounts.

Additional information about the composite indices of the Stock Account and Social Choice Account

In addition to certain broad-based market indices, the Stock Account and Social Choice Account compare their performance to a composite index as described below.

The Stock Account Composite Index is made up of two unmanaged indices: the Russell 3000® Index (domestic equities) and the MSCI ACWI ex-USA IMI

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(foreign equities). The Stock Account Composite Index is created by calculating a weighted average of the performance of the two indices using the target weights of the domestic and foreign segments of the Stock Account. These weights change to reflect a combination of the relative market movements of each sector and target allocations to each sector.

The Social Choice Account Composite Index is made up of three unmanaged indices. Each of these unmanaged indices represents the three types of market sectors in which the Social Choice Account invests, (i.e., domestic equity, developed foreign market equity and domestic investment-grade bond). The domestic equity market sector is represented by the Russell 3000® Index, the developed foreign market sector is represented by the MSCI EAFE + Canada Index and the domestic investment-grade bond sector is represented by the Bloomberg Barclays U.S. Aggregate Bond Index. The Social Choice Account Composite Index is created by calculating a weighted average of the performance of these three indices using the target weights of the domestic, developed foreign markets equity, and domestic investment-grade bond segments of the Account.

An Account’s composite index, the components that make up a composite index and the method of calculating a composite index’s performance may vary over time.

Russell 3000 Index

This is the benchmark index for the Equity Index Account. The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of March 31, 2021, the Russell 3000 Index had a mean market capitalization of $391.4 billion and a median market capitalization of $2.3 billion. The largest market capitalization of companies in the Russell 3000 Index was $2.1 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is reconstituted (rebalanced) annually in June, with quarterly initial public offering (“IPO”) additions made in March, September and December.

MSCI EAFE + Canada Index

MSCI EAFE + Canada Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets outside of the United States—in Europe, Australasia and the Far East, as well as in Canada. The MSCI EAFE + Canada Index constructs indices country by country, and then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE + Canada Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float-

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adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float-adjusted market capitalization of each country’s market is reached. When combined as the MSCI EAFE + Canada Index, the regional index captures approximately 85% of the free float-adjusted market capitalization of certain developed countries around the world.

MSCI All Country World ex USA Investable Market Index

The MSCI ACWI (All Country World Index) ex USA Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance by capturing large and mid-capitalization representation of developed and emerging markets. The MSCI ACWI ex USA IMI consists of certain country indices comprising developed and emerging market country indices.

MSCI All Country World Index (ACWI)

This is the benchmark index for the Global Equities Account. The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance by capturing large and mid-capitalization representation of stocks in both developed and emerging markets.

Russell 1000 Growth Index

This is the benchmark index for the Growth Account. The Russell 1000 Growth Index is a subset of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to Russell). The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. As of March 31, 2021, the Russell 1000 Growth Index had a mean market capitalization of $701.3 billion and a median market capitalization of $17.1 billion. The largest market capitalization of companies in the Russell 1000 Growth Index was $2.1 trillion. Russell determines the composition of the index based on certain factors and can change its composition at any time.

Bloomberg Barclays U.S. Aggregate Bond Index

This is the benchmark index for the Bond Market Account. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. As of March 31, 2021, this index contained approximately 12,053 issues. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. To be

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selected for inclusion in the Bloomberg Barclays U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility. As of March 31, 2021, the duration of the Bloomberg Barclays Index was 6.27 years. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility.

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS)
1–10 Year Index

This is the benchmark for the Inflation-Linked Bond Account. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the CPI-U. To be selected for inclusion in the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index, the securities must have a minimum maturity of 1 year and a maximum maturity of 9.9999 years, with a minimum par amount outstanding of $250 million.

Management of the Accounts

The Accounts’ investment adviser

The CREF Board of Trustees oversees CREF’s administration and investments, reviews service contracts and evaluates each Account’s performance. TCIM manages the assets of CREF under the supervision of the Board of Trustees. TCIM is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. TCIM shares investment personnel with other affiliates of TIAA, including Teachers Advisors, LLC (“Advisors”). As of December 31, 2020, TCIM and Advisors together had approximately $444 billion of registered investment company assets under management. TIAA, which provides administrative services to CREF, and TCIM are located at 730 Third Avenue, New York, NY 10017-3206.

Under its investment management services agreement with CREF, TCIM’s duties include managing the assets of the Accounts, subject to the supervision of the Board of Trustees. TCIM also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for each Account. TCIM supervises and acts as liaison among various other service providers to the Accounts. All services provided by TCIM to the Accounts are provided by TCIM at cost.

A discussion regarding the basis for the Board of Trustees’ approval of each Account’s investment management agreement is available in CREF’s most recent semiannual report to participants for the six-month period ended June 30. For a

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free copy of CREF’s participant reports, please call 877-518-9161, visit CREF’s website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management teams

Each Account is managed by a team of managers, whose members are responsible for the day-to-day management of the Account, with expertise in the area(s) applicable to the Account’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Account and others are principally responsible for asset allocation. The following is a list of members of the management teams primarily responsible for managing each Account’s investments, along with their relevant experience. The members of each team may change from time to time.

Name & Title	Portfolio Role	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
STOCK ACCOUNT
Saira Malik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2014 to Present (Head of Global Equity Portfolio Management)	2003	1995	2008
Hans Erickson, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1996 to Present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	1996
David Chalupnik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2002 to Present (portfolio management of core and value-focused portfolios)	2002	1984	2020

GLOBAL EQUITIES ACCOUNT
John Tribolet Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of global and international equity portfolios)	2005	1997	2006
Saira Malik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2014 to Present (Head of Global Equity Portfolio Management)	2003	1995	2020

GROWTH ACCOUNT
Terrence Kontos, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (research and portfolio management of domestic growth portfolios)	2012	2005	2014

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Name & Title	Portfolio Role	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
GROWTH ACCOUNT (continued)
Saira Malik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2014 to Present (Head of Global Equity Portfolio Management)	2003	1995	2020

EQUITY INDEX ACCOUNT
Philip James (Jim) Campagna, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	1991	2005
Lei Liao, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2012	2005	2014
Darren Tran, CFA Senior Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	2000	2019

BOND MARKET ACCOUNT
Joseph Higgins, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1995 to Present (fixed-income portfolio management)	1995	1995	2011
John Cerra Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1985 to Present (fixed-income portfolio management)	1985	1985	2003
Jason O’Brien, CFA Managing Director	Portfolio Manager	Advisors, Nuveen Asset Management and other advisory affiliates of TIAA—1993 to Present (fixed-income portfolio management)	2014	1993	2020

INFLATION-LINKED BOND ACCOUNT
John Cerra Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1985 to Present (fixed-income portfolio management)	1985	1985	2003
Nicholas Travaglino Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2014 to Present (fixed-income portfolio management)	2014	1997	2016
Chad Kemper Senior Director	Portfolio Manager	Advisors, TCIM, Nuveen Asset Management and other advisory affiliates of TIAA—1999 to Present (fixed-income portfolio management)	2014	1999	2020

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Name & Title	Portfolio Role	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
SOCIAL CHOICE ACCOUNT
Stephen Liberatore, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (fixed-income credit research and portfolio management)	2004	1994	2004
Philip James (Jim) Campagna, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	1991	2005
Lei Liao, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2012	2005	2014

MONEY MARKET ACCOUNT
Chad Kemper Senior Director	Portfolio Manager	Advisors, TCIM, Nuveen Asset Management and other advisory affiliates of TIAA—1999 to Present (fixed-income portfolio management)	2014	1999	2020
Andrew Hurst Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2000 to Present (fixed-income portfolio management and operations)	2005	2000	2020

The Accounts’ SAI provides additional disclosure about the compensation structure for each of the Accounts’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of accumulation units in each of the Accounts they manage.

Adding, closing or substituting Accounts

CREF can add or close Accounts, combine Accounts, discontinue Accounts and suspend the acceptance of premiums and/or transfers into an Account. In addition, some employers may substitute one or more Accounts for another Account as investment options under their retirement plans. Depending on the terms of an employer’s retirement plan or your contract, CREF can also restrict whether and how we offer an Account. If an Account is closed or we stop accepting premiums into that Account, we will notify participants and request that they allocate premiums and/or transfer accumulations to another Account. If you are notified of such a change and do not respond, we will place any premiums, accumulations or annuity income affected by the change in the default option

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designated under your employer’s plan or, if there is no such option or under an IRA or ATRA contract, in the Money Market Account. Unless required by law, CREF will not close, substitute for or stop accepting premiums and transfers to the Stock and Money Market Accounts. (However, please see the terms of your employer’s plan for availability of these and other Accounts.)

The annuity contracts

CREF offers contracts for the following types of variable annuities:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans. RA contracts are issued directly to you. GRA contracts, which are group contracts, are issued through an agreement between your employer and CREF.

Depending on the terms of your employer’s plan, RA premiums can be paid by your employer, you or both. GRA premiums can only be paid by your employer (though some premiums may be paid by your employer pursuant to a salary reduction agreement with you). If you are paying some or all of the periodic premiums, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. Your employer may offer you the option of making contributions in the form of after-tax Roth contributions, though you will not be able to take tax deductions for these contributions. You can also transfer accumulations from another investment choice under your employer’s plan to your contract. Your GRA premiums can be from pre-tax or after-tax contributions. As with RAs, you can transfer your accumulations from another investment choice under your employer’s plan to your GRA contract.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are generally limited to supplemental voluntary tax-deferred annuity (TDA) plans and supplemental 401(k) plans. SRA contracts are issued directly to you. GSRA contracts, which are group contracts, are issued through an agreement between your employer and CREF. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Your employer may offer you the option of making contributions in the form of after-tax Roth contributions, though you will not be able to take tax deductions for these contributions. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans subject to the terms of the plan.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee. Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee. Your employer pays premiums directly to CREF (you cannot pay the premiums directly to CREF) and your employer or the plan’s

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trustee may control the allocation of contributions and transfers to and from these contracts including withdrawing completely from CREF. If a GA or Institutionally Owned GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments may be different, and are determined by your plan. Ask your employer or plan administrator for more information.

Traditional and Roth IRAs: Under current law you may make deductible IRA contributions past age 70½. You and your spouse can each open a Traditional IRA with an annual contribution of up to $6,000 each or by rolling over funds from another IRA or an eligible retirement plan, if you meet CREF’s eligibility requirements. If you are age 50 or older, you may contribute up to $7,000. The combined limit for your contributions to a Traditional IRA and a Roth IRA for a single year is $6,000, or $7,000 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2021; different dollar limits may apply in future years. IRA contributions made after age 70½ are coordinated with any concurrent or future qualified charitable distributions to prevent duplicate tax benefits. Consult with your tax advisor for more information.)

You and your spouse can each open a Roth IRA with an annual contribution of up to $6,000 or with a rollover from another IRA or a Traditional IRA issued by CREF, if you meet CREF’s eligibility requirements, subject to rules applicable to Roth IRA conversions. If you are age 50 or older, you may contribute up to $7,000. The combined limit for your contributions to a Traditional IRA and a Roth IRA for a single year is $6,000, or $7,000 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2021; different dollar limits may apply in future years.)

Both Traditional and Roth IRAs are issued directly to you. Joint accounts are not permissible.

Traditional and Roth IRAs may together be referred to as “IRAs” in this Prospectus.

Your employer may offer SEP IRAs (Simplified Employee Pension Plans), which are subject to different rules.

Keogh Contracts: If you are a self-employed individual who owns an unincorporated business you could, prior to 2013, use CREF’s Keogh contracts for a Keogh plan and cover common law employees, subject to CREF’s eligibility requirements. Note, however, that while CREF will offer new contracts for new entrants into Keogh plans established prior to 2013, it will no longer offer contracts for Keogh plans that CREF is not currently funding.

ATRA (After-Tax Retirement Annuity): The after-tax retirement annuities (ATRA) are individual non-qualified deferred annuity contracts, issued to participants who are eligible and would like to remit personal premiums under the contractual provisions of their RA contract. To be eligible, you must have an active and premium-paying or paid up RA contract. Note that the tax rules governing these non-qualified contracts differ significantly from the treatment of qualified contracts. Please see the section entitled “Taxes” for more information.

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Eligibility for IRAs: You and your family members can open a Traditional IRA or a Roth IRA, subject to the limitations described above, if you are a current or retired employee or a trustee of an Eligible Institution, or if you own a TIAA or CREF annuity contract or a TIAA individual insurance contract. If you are not already a TIAA or CREF contract holder, to be considered a retired employee for this purpose you must have previously worked as a full-time or part-time employee, either after attaining age 55 for any duration for an Eligible Institution, or prior to attaining age 55 for 3 years in the aggregate for one or more Eligible Institutions. In the case of partnerships, at least half the partners must be eligible individuals and the partnership itself must be primarily engaged in education or research. Income limits may restrict Roth IRA eligibility. For these eligibility purposes, your family members include your spouse, domestic partner, parents, parents-in-law, children (including adopted children, step children, foster children and grandchildren), whether adult or minor children, and siblings.

State Regulatory Approval: State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Your CREF contract and account

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. Good order means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals, or payment of death or other benefits) and any other information or supporting documentation we may require. With respect to purchase requests, good order also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request (including, among others, a purchase, redemption, or withdrawal request or request to pay benefits) is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

If we receive premiums from your employer and (where applicable) a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. We consider your employer’s designation of a default

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option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option. Further, to the extent you hold an IRA contract, the default option will be that fund or Account specified in your IRA forms.

When we receive complete allocation instructions from you in good order, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Currently, CREF does not restrict the amount or frequency of premiums contributed to your contract, although it reserves the right to impose restrictions. Your employer’s retirement plan may limit your premium amounts. There may also be restrictions on remitting premiums to an IRA. In addition, the Internal Revenue Code (“IRC”) limits the total annual premiums to plans qualified for favorable tax treatment. If you want to directly contribute personal premiums under the contractual provisions of your RA contract, you will be issued an ATRA contract. Premiums and any earnings on the ATRA contract will not be subject to your employer’s retirement plan. The only restrictions relating to these premiums are in the contract itself, or to any contract used to fund a non-qualified deferred compensation arrangement. The Inflation-Linked Bond Account is not available as an investment choice in the ATRA contract, and this restriction applies to premiums and also to transfers between Accounts under the contract.

In most cases, CREF accepts premiums to a contract during your accumulation period. Once your first premium has been paid, your CREF contract cannot lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA, Retirement Choice/Retirement Choice Plus, GSRA, GA, Keogh and Institutional GSRA contracts at any time.

Note that we cannot accept credit cards, money orders, travelers checks or digital (including virtual or crypto) currencies (e.g., Bitcoin). In addition, we will not accept a third-party check where the relationship of the payor to the Account owner cannot be identified from the face of the check.

For locations where a third party administers the receipt of mail, we will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has administered the payment on our behalf.

Financial intermediaries may have their own requirements for considering transactions to be in good order. If you hold your units through an intermediary, please contact the intermediary for their specific good order requirements.

If you need to cancel

Generally, you may cancel any RA, SRA, GSRA, Traditional IRA, Roth IRA, ATRA or Keogh contract in accordance with the contract’s Right to Examine provision

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(unless we have begun making annuity, or any other periodic payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with a signed Notice of Cancellation (available by contacting CREF) to our home office. We will cancel the contract, then send all of the current accumulation or premiums, depending on the state in which your contract was issued, to whoever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period. Cancellation of a contract may have adverse tax consequences.

Important information about procedures for opening a new account

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information that will allow us to identify you, such as your home telephone number and driver’s license or certain other identifying documents. Until you provide us with the information needed, we may not be able to open an account or effect any transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed that potentially criminal activity has been identified, we reserve the right to take such action as deemed appropriate, which may include closing your account.

Class eligibility

Each Account currently issues three classes of units under the contracts: Class R1, Class R2 and Class R3. Each Account’s investments are held by the Account as a whole, not by a particular class of units, so an investor’s money will be invested the same way no matter which class is held. However, there are differences among the expenses associated with each class, such as different administrative and distribution expenses. Certain classes have higher expenses than other classes, which will lower the return on your investment when compared to a less expensive class. Eligibility for each class is generally based either upon the amount of aggregate retirement plan assets a participant’s institution has invested in all CREF Accounts or, for participant assets not associated with a retirement plan, the type of product through which the CREF assets are held. For purposes of allocation of income, gains, appreciation/depreciation, and expenses, all annuity units will be aggregated with Class R3, the least expensive class.

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Generally, CREF class eligibility is as follows:

CREF class eligibility
	Institutional clients	Individual and annuity products

Class R1	• Institutions with CREF assets under management below $20 million	• Individual Retirement Account (IRA) • Keogh contract

Class R2	• Institutions with CREF assets under management of $20 million or more, but less than $400 million	• After-Tax Retirement Annuity (ATRA)

Class R3	• Institutions with CREF assets under management of $400 million or more.	• Immediate annuity • Accumulation Unit Deposit Option (AUDO)

Please contact us if you have questions or would like assistance in determining your class eligibility. CREF reserves the right to change or suspend these eligibility requirements. CREF may add, delete, or modify one or more Classes or may stop providing annuity units from one or more Classes.

Choosing an Account

After you receive your contract, you can allocate your premiums among the Accounts unless your employer’s plan blocks some Accounts. With RAs, GRAs, GSRAs or Keoghs, your employer cannot block the Stock or Money Market Accounts. Allocations you make to an ATRA, SRA or IRA are not subject to your employer’s plan. You can change your allocation for future premiums by:

• writing to our office at P.O. Box 1259, Charlotte, NC 28201;

• using the TIAA Web Center’s Account access feature at
www.tiaa.org; or

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252.

Determining the value of your contract—accumulation units

To determine the amount of money in your account, we use a measure called an accumulation unit. The accumulation unit value (“AUV”) for each class of each Account depends on the Account’s investment performance and the expenses of that class. We calculate AUV at the end of each Valuation Day. Your accumulation equals the number of accumulation units you own in a class of an Account multiplied by the AUV for that class.

How we value assets

TCIM oversees the calculation of the value of the assets in each Account as of the close of every Valuation Day. For Accounts other than the Money Market Account, we generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Accounts. If market quotations or values from independent pricing services are not readily available or are not considered reliable, we will value the securities using fair value, as determined in good faith using procedures

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approved by the Board of Trustees. For fixed-income instruments, we generally utilize matrix pricing, which is also considered to be fair value pricing. We will also use fair value if events that have an effect on the value of an investment (as determined in TCIM’s discretion) occur between the time when its price is determined and the time the AUV is calculated. For example, we will use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the AUV. Although we fair value portfolio securities on a security-by-security basis, Accounts that hold foreign portfolio securities will see their portfolio securities fair valued more frequently than other Accounts that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing occurs, for instance, when there are market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we will fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any valuation day (generally 4:00 p.m. Eastern Time). This will have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Account to the detriment of longer-term investors, it will reduce some of the certainty in pricing obtained by using actual market close prices.

The Accounts’ fair value pricing procedures provide, among other things, for each Account to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the Accounts use a fair value pricing service approved by the Accounts’ Board of Trustees. This pricing service employs quantitative models to value foreign equity investments in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by an Account may cause the AUV of units within a class of an Account to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. TCIM also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. Additionally, we may fair value any

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security when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments (other than those in the Money Market Account) are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

The Money Market Account’s portfolio securities are valued using their amortized cost. This valuation method does not factor in unrealized gains or losses on the Account’s portfolio securities. Amortized cost valuation involves first valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security. See the SAI for more information.

Information about transactions in your Account

This section explains how you may make payments to, or withdraw money from, your contract. This section also explains how you may transfer assets among Accounts or to or from other investment options available in your plan. In addition, this section describes how a participant’s investment in one class of an Account may be converted into another class of the same Account. Generally, each of these transactions will involve purchasing or selling CREF accumulation units. If you hold your units through an intermediary, please contact the intermediary for any additional requirements that may apply to these transactions.

Each payment to an Account buys a number of accumulation units. Similarly, any withdrawal from an Account results in the redemption of a number of accumulation units. Transfers within CREF are effected through the redemption of accumulation units in one Account and the purchase of accumulation units in another Account. The price you pay for accumulation units, and the price you receive for accumulation units when you redeem accumulation units, is the value of the accumulation units calculated for the effective date of your transaction. This date is the Business Day on which we receive your purchase, redemption or transfer request in good order (as defined above). Therefore, if we receive your purchase, redemption or transfer request in good order before the NYSE Exchanges close, that Business Day will be considered the effective date of your order. If we receive your request in good order after the NYSE Exchanges close, the next Business Day will be considered the effective date of your order.

Payments and orders to redeem accumulation units may be processed after the effective date. “Processed” means when amounts are credited or debited to you in the Account. In the event there are market fluctuations between the effective date and the processing date and the price of accumulation units on the processing date is higher or lower than your price on the effective date, that difference will be retained or paid, respectively, by TIAA, the Accounts’

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administrator or by Services, the Accounts’ distributor. This amount, which may be positive or negative, together with similar amounts paid or retained by TIAA or Services in connection with transactions involving other investment products offered under pension plans administered by TIAA or its affiliates and the amount of interest, if any, paid by TIAA or Services to participants in CREF and other pension products in connection with certain delayed payments, is apportioned to CREF pursuant to two agreements: (i) an administrative services agreement with TIAA and (ii) a principal underwriting and distribution services agreement with Services. Under these two agreements, CREF reimburses TIAA and Services for certain administrative and distribution services, respectively, which each entity provides to the Accounts.

How to transfer and withdraw your money

Generally, depending on the terms of your plan, contracts, tax law and applicable governing documents, CREF allows you to move your money to and from the CREF Accounts in the following ways:

• From a class of an Account to the same class of another Account;

• From the Accounts to the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity;

• To the Accounts from the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity (subject to certain charges or restrictions under the terms of those contracts);

• From the Accounts to other companies;

• To the Accounts from other companies/plans;

• By withdrawing cash; or

• By setting up a program of systematic withdrawals and transfers.

These options (including any potential contract-level charges on transfers) may be limited by the terms of your employer’s plan, by current tax law, by eligibility requirements of the product to which you transfer or by the terms of your contract, as set forth below. You should be aware that each Account may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, withdrawing and transferring your money to or from an Account. Transfers from an Account to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must generally be at least $100) or your entire accumulation, if less. These minimums may be reduced or eliminated in the future. Any such change will be applied uniformly across all contracts going forward. Cash withdrawals, transfers to TIAA to immediately begin annuity income and transfers to other companies are not subject to a minimum amount. Transfers from the TIAA Real Estate Account to the CREF Accounts are limited to once per calendar quarter and cash withdrawals

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are currently free (although no such limit applies to transfers from TIAA Access). Because excessive transfer activity can hurt performance and other participants, CREF may in the future, subject to applicable state law and the terms of our contract, limit how often you transfer or otherwise modify the transfer privilege, including, among other things, placing restrictions on transfers or charging fees for transfers and/or withdrawals. Transfers and cash withdrawals have an effective date of the business day we receive your request in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. Any transfers (including any potential contract-level charges) to the TIAA Traditional Annuity or to any TIAA separate account will be subject to TIAA’s rules and the terms of TIAA’s contracts. If you hold your units through an intermediary, please contact the intermediary for any additional requirements that may apply to the transfers and withdrawals described in this section.

If you are married, you may be required by law or by your employer’s plan to show us advance written consent from your spouse before we make certain transactions on your behalf.

Systematic withdrawals and transfers

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from an Account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount. Each Account may from time to time, in its discretion, suspend, change or terminate the processes and procedures for systematic withdrawals and transfers, although the Accounts will notify you if this occurs.

Transfers to and from CREF Accounts and other TIAA Accounts and Funds

Subject to your employer’s plan, current tax law, the terms of your contract or the conditions below, you can transfer some or all of your accumulation from a class of one Account to the same class of another Account, to TIAA’s Traditional Annuity, to the TIAA Real Estate Account (subject to certain limitations) or to another TIAA separate account or to mutual funds that may be offered under the terms of your plan. Such transfers must generally be at least $1,000 (except for systematic transfers, which must generally be at least $100) or your entire accumulation, if less. These minimums may be reduced or eliminated in the future. Any such change will be applied uniformly across all contracts going forward. You can also transfer from the TIAA Traditional Annuity, the TIAA Real Estate Account, another TIAA separate account or mutual funds offered under your employer’s plan to CREF contracts. Because excessive transfer activity can hurt performance and other participants, CREF may in the future, subject to applicable state law and the terms of your contract, limit how often you transfer

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or otherwise modify the transfer privilege, including, among other things, placing restrictions of transfers or charging fees for transfers and/or withdrawals. CREF also reserves the right to stop accepting or to limit internal transfers to any Account at any time.

Under RA, SRA, GSRA, GRA, Retirement Choice, Retirement Choice Plus and Keogh contracts, your employer’s plan may restrict transfers to any Account, except, for some contracts, the Stock and Money Market Accounts. Under IRA contracts, you can transfer funds without employer restrictions among the Accounts and to TIAA’s Traditional Annuity. If your institution offers a plan funded with GSRA contracts, you can also transfer CREF funds between SRA and GSRA contracts. Amounts held under an ATRA contract cannot be transferred to or from any retirement plan contract. Transfers from the TIAA Real Estate Account to an Account are limited to once every calendar quarter. Transfers to an Account from the TIAA Traditional Annuity under RA, GRA or Retirement Choice contracts can only be effected over a period of time (up to 10 years), and may be subject to other limitations, as specified in your contract.

Transfers from other companies/plans

Subject to your employer’s plan, federal tax law and CREF’s class eligibility requirements, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your CREF contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. You can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer’s plan.

Similarly, subject to your employer’s plan and CREF’s class eligibility requirements, you may be able to roll over funds from 401(a), 403(a), and 403(b) and governmental 457(b) plans to a CREF Traditional IRA or, subject to applicable income limits, from an IRA containing funds originally contributed to such plans, to either a CREF Traditional or Roth IRA. IRA to IRA rollover rules have changed. See the “Taxes” section for more information on these developments. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds held by the sponsor of a private 457(b) plan can be transferred only to another private 457(b) plan sponsor. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Transfers to other companies

If you have an RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh contract, your right to transfer your money to a company other than CREF may depend on your employer’s retirement plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers

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from your RA or GRA contract to another company. You may also be able to transfer accumulations in SRA, GSRA, IRA or Keogh contracts to another company subject to certain tax restrictions. IRA to IRA rollover rules have changed. See the “Taxes” section for more information on these developments. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account or to a Roth IRA, as permitted by applicable law and the terms of the plans. Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an Account and apply such monies to another Account or investment option, subject to the terms of your plan, and without your consent.

Class conversions

CREF will periodically review each institutional client and/or individual and annuity product and assess whether such client or product continues to remain eligible for the class in which it is invested. If CREF determines that a particular participant contract no longer meets the eligibility requirements for a particular class, or that it meets the eligibility requirements of another class and is entitled to receive services consistent with that class, CREF may automatically convert the contract’s value to a different class of the same Account. Any such conversion will be preceded by written notice to participants. CREF reserves the right to decline to convert a CREF contract even if it no longer meets the eligibility requirements of its current class.

Withdrawals

You can withdraw some or all of your RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh accumulations subject to your employer’s plan and certain tax restrictions. You can also withdraw some or all of your SRA or IRA accumulations subject to certain tax restrictions. You cannot withdraw money from a contract if you have already applied that money to begin receiving lifetime annuity income from that contract. If you have a small account value (under $4,000) when you leave your employer or retire, your employer’s plan may allow you to have CREF cash out some or all of your RA. In addition, if you are married, you may be required by law or your employer’s plan to provide advance written consent from your spouse before CREF makes certain transactions on your behalf.

Under current federal tax law, salary reduction money (and the income on that money) cannot be withdrawn under certain retirement plans (including, without limitation, 403(b) plans) that are held in your CREF contracts unless you are age 59½, leave your job, become disabled, die or satisfy requirements related to qualified reservist distributions. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred to CREF from a 403(b)(7) custodial account. If your employer’s plan permits, you may also be able to withdraw salary reduction money for certain hardships as defined under the IRC.

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Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70½ for private plans or leave your job or are faced with an unforeseeable emergency (as defined by law). For governmental 457(b) plans only, the minimum age for in-service withdrawals has been lowered to 59½. There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% excise tax on distributions prior to age 59½).

Special rules and restrictions apply to IRAs. Investors should check with their qualified tax advisor.

Withdrawals to pay advisory fees

You can set up a program to have monies withdrawn directly from your retirement plan (if your employer’s plan allows) or IRA accumulations to pay your financial adviser. You will be required to complete and return certain forms to effect these withdrawals, including how and from which Accounts you want these monies to be withdrawn. Before you set up this program, make sure you understand the possible tax consequences of these withdrawals. See the discussion under “Taxes” below.

How to make transfers or withdrawals

To request a transfer or withdrawal, you can do one of the following:

• write to CREF’s office at P.O. Box 1259, Charlotte, NC 28201;

• call us at its Automated Telephone Service at 800-842-2252; or

• use the TIAA Web Center’s Account access feature at www.tiaa.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Confirmations

Subject to certain exceptions for use of quarterly confirmations for which CREF has received exemptive relief from the SEC, you will generally receive a confirmation statement each time you remit premiums, make a transfer, take a cash withdrawal from an Account or among the Accounts, if an administrative adjustment is made to your account or your investment in one class is converted to a different class. The confirmation statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter. The Accounts can suspend, change or terminate the automatic investment plan option at any time, although the Accounts will notify you if this occurs.

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If you have any accumulations in an Account, you will be sent a statement each quarter which sets forth the following information: premiums paid during the quarter, the number and dollar value of accumulation units in the Accounts credited to the participant during the quarter and the balance of units in each Account, cash withdrawals and administrative adjustments if any, from each Account during the quarter and any transfers during the quarter. The Accounts are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Accounts follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

At least semi-annually, reports containing the financial statements of the Accounts and a schedule of investments held by the Accounts in which you have accumulations will be made available to you on the TIAA website.

Market timing/excessive trading policy

There are participants who may try to profit from making transactions back and forth among the Accounts, the TIAA Real Estate Account and the mutual funds or other investment options available under the terms of your plan in an effort to “time” the market. As money is shifted in and out of the Accounts, the Accounts may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Accounts are not appropriate for such market timing and you should not invest in the Accounts if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a participant redeems or exchanges any monies out of an Account, subsequently purchases or exchanges any monies back into that same Account and then redeems or exchanges any monies out of that same Account, the participant will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or by fax) back into that same Account through a purchase or exchange for 90 calendar days.

The Accounts’ market timing policies and procedures will not be applied to the Money Market Account or to certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and employer-initiated transactions, and other types of transactions specified by the Accounts’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the

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Accounts’ management. The Accounts’ management may also waive the market timing policies and procedures when it is believed that such waiver is in an Account’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Account from the effects of short-term trading.

The Accounts also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to an Account’s efficient portfolio management. The Accounts also may suspend or terminate your ability to transact by telephone, fax or over the Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the participant. Because the Accounts have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Accounts’ portfolio securities are fair valued, as necessary (most frequently with respect to foreign holdings), to help ensure that a portfolio security’s true value is reflected in the Accounts’ AUV, thereby minimizing any potential stale price arbitrage.

The Accounts seek to apply their specifically defined market timing policies and procedures uniformly to all Account participants, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Accounts make reasonable efforts to apply these policies and procedures to participants who own units through omnibus accounts. These efforts may include requesting transaction data from intermediaries from time to time to verify whether an Account’s policies are being followed and/or to instruct intermediaries to take action against participants who have violated an Account’s market timing policies. At times, the Accounts may agree to defer to an intermediary’s market timing policy if the Account’s management believes that the intermediary’s policy provides comparable protection of Account participants’ interests. The Accounts have the right to modify their market timing policies and procedures at any time without advance notice.

The Accounts are not appropriate for market timing. You should not invest in the Accounts if you want to engage in market timing activity.

Participants seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite the Accounts’ efforts to discourage market timing, there is no guarantee that CREF or its agents will be able to identify such participants or curtail their trading practices.

If you invest in an Account through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or employer for more details.

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Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received your request in good order:

• cash withdrawals;

• transfers to TIAA or to other companies;

• payments under a fixed-period annuity; and

• death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an Account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay.

When you are ready to receive your annuity income

The annuity period in general

You can receive an income stream from all or part of an accumulation in any Account. Generally, once distributions are permitted to begin under your plan or contract, you may begin to receive annuity income. You should be at least age 59½ to begin receiving annuity income other than from a one-life or two-life annuity. Otherwise, you may have to pay a 10% penalty tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules of the IRC. See the section entitled “Taxes” below for more information.

Also, under the terms of the contract, you cannot begin a one-life annuity after age 90 or a two-life annuity after either you or your annuity partner reaches age 90.

Your income payments may be paid out from the Accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started one-life or two-life annuity payments you cannot change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual and annual payments as well. CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by electronic funds transfer to your bank or, on your request, by mail to your home address or to your bank.

For one-life annuities, two-life annuities, annuities for a fixed-period, and Income Test Drive, your initial income payments are based on the value of your

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accumulation on the last valuation day before the annuity starting date. We calculate initial income based on:

• the amount of your accumulated balance that you apply when beginning to receive annuity income;

• the income option or options you choose; and

• an assumed annual investment return of 4% and, for one-life annuities, two-life annuities and Income Test Drive, mortality assumptions for you and your annuity partner, if you have one.

On your annuity starting date, all of your accumulation units allocated to one-life annuities, two-life annuities, or annuities for a fixed period will be converted to annuity units of the same Account(s) automatically. The annuity units will be aggregated with Class R3 units for allocating income and expenses, regardless of which class(es) you owned prior to that date. Class R3 has the lowest administrative and distribution expenses of each Account’s classes. Your payments change after the initial payment primarily based on net investment results and expenses for Class R3 units of an Account and the mortality experience for the income change method in Class R3 of that Account.

For one-life annuities, two-life annuities, annuities for a fixed-period and Income Test Drive, there are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation Day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous valuation period. Under this method, we value annuity units on the 20th of each month or on the preceding Business Day if the 20th is not a Business Day. The total value of your annuity payments may be more or less than your total premiums. For more information on the Income Test Drive feature, please see the section below entitled “Annuity income options—Income Test Drive.”

Impact of mortality experience on annuity payments

For one-life annuities, two-life annuities and annuities for a fixed-period, how much you or your beneficiary receive in annuity payments from any Account will depend in part on the shared mortality experience of the annuity fund (annually revalued or monthly revalued) from which the payments are made. For example, if the people receiving income from an Account’s annually revalued annuity fund live longer, as a group, than expected, the amount payable to each individual will be less than if they as a group die sooner than expected. So the “mortality risk” of each Account’s annuity fund is shared among those who receive income from it and is not guaranteed by either CREF or TIAA.

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Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you have picked. If something is missing, we will defer your annuity starting date until we receive the missing information. Your first annuity payment may be delayed while we process your choice of income options and calculate the amount of your initial payment. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations.

Any premiums received within 70 days of the first of the month in which payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you have given further instructions. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Annuity income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income. Federal tax law may restrict your annuity options, depending on whom you name as second annuitant or beneficiary. Certain designated beneficiaries may need to receive payment of death benefits within ten years of the year of your death in order to satisfy required minimum distribution (“RMD”) rules. For more information see “Taxes.” Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

• One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period (although RMD rules may require payment within ten years to avoid an excise tax). If you do not opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

• Annuity for a Fixed Period: Pays income for a set number of years chosen by you. The number of years available for you to choose from varies by contract and this option is not available under all contracts.

• Two-Life Annuity with or without Guaranteed Period: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options,

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all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner. If you opt for a guaranteed period (10, 15 or 20 years) and you and your annuity partner die before it is over, income payments will continue to your beneficiary until the end of the period (although RMD rules may require payment within ten years to avoid an excise tax). If you do not opt for a guaranteed period, all payments end on the death of the latter of you and your annuity partner, so it is possible for you to receive only one payment if you and your annuity partner die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

• Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—please contact CREF for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under all contracts. Instead, for some contracts, RMDs will be paid directly from those contracts pursuant to the terms of your employer’s plan.

• Income Test Drive: Income Test Drive is an optional feature that lets you try variable income payments for a 2-year period without making an irrevocable decision. You retain your accumulation units during the Income Test Drive, and payments made during the Income Test Drive are withdrawals from your accumulation units. Payments are calculated to approximate the amount you would receive under a One-Life or Two-Life Annuity for the income option and income change method you select, adjusted to reflect the Income Test Drive. You can change your mind during the Income Test Drive, and future payments will stop when you notify us of your decision prior to expiration of the 2-year period. If you die during the Income Test Drive, payments will stop, and the beneficiary named in your contract will be entitled to the remaining accumulation. (RMD rules may require payment within ten years.) At the end of the Income Test Drive, if payments have not been stopped, your remaining accumulation applied to the Income Test Drive feature will be converted to annuity units payable under the income option you chose when you started this feature. Once the conversion to annuity units takes place, it

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is irrevocable. If you decide before the end of the Income Test Drive that you want to begin annuity income payments immediately, you may do so subject to certain election procedures. The conversion of accumulation units to annuity units may result in annuity payments that are greater or lesser than the amount of the last payment during the Income Test Drive. We may stop providing the Income Test Drive feature at any time. The Income Test Drive feature may not be available under the terms of your employer’s plan. For information about withdrawals from your contract, see “How to transfer and withdraw your money.” If you decide to Income Test Drive your entire accumulation, any premiums received during the 2-year period will be applied to purchase accumulation units that will be used to increase your variable income payments.

For any of the income options described above, current federal tax law provides that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, other IRC stipulations may make some income options unavailable to you, and RMD rules may require certain designated beneficiaries to receive payment of death benefits within ten years of your death to avoid an excise tax. If you are married at your annuity start date, you may be required by law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives the right.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single-sum payment of up to 10% of the value of any part of an accumulation being converted to a one-life or two-life annuity on the annuity starting date. Such employer plan and 10% limitations do not apply to IRAs. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any Account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. CREF may stop offering certain income options in the future. For more information about any annuity options, please contact CREF.

Transfers during the annuity period

After you begin receiving annuity income from a one-life annuity, two-life annuity, or annuity for a fixed period, once each calendar quarter, you can transfer income payable from one Account to a comparable annuity providing for payments from another Account, the TIAA Traditional Annuity, another TIAA separate account annuity or the TIAA Real Estate Account. A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.

Annuitants receiving income from TIAA Traditional one-life or two-life annuities may transfer some or all of their income to comparable one-life or two-life

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annuities funded through the Stock, Global Equities, Growth, Equity Index or Social Choice Accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in installments annually over a five-year period may also be chosen. Once income has been transferred from TIAA Traditional, subsequent transfers may be made only among the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts. Transfers to other Accounts or back to TIAA Traditional will not be permitted. CREF will process the transfer on the Business Day it receives your request unless you’ve asked that the transfer take effect on another future Business Day.

Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the last Valuation Day in March that is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into the TIAA Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. Under this method, we value annuity units on the 20th of each month or on the preceding business day if the 20th is not a Business Day. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last Valuation Day in March.

Illustrations of annuity payments

Investment performance during the accumulation period affects the amount you are accumulating for retirement. Once you are no longer accumulating and you begin to receive income payments under your CREF contract, investment performance (based on Class R1 through April 24, 2015 and on Class R3 thereafter) affects the amount of your income payments. The following line graphs show how the performance of each of the Accounts has affected the income payments of an individual participant over the last 20 years. Because expenses vary across unit classes, the performance of classes R1, R2, and R3 will vary from each other. The line graphs are based on the actual investment performance and mortality experience of Class R1 (through April 24, 2015) and Class R3 (thereafter) of each Account for the period that is presented through March 31, 2021, and do not take into account the impact of any TIAA plan pricing where one or more CREF Accounts are investment options in an employer retirement plan. Income shown for each plot point on the line graphs for the stated year is for the payment period May 1 of the stated year through April 1 of the following year. The line graphs assume that the annuitant received an initial annuity payment of $1,000 on May 1 of the first year presented in the line graph under the annual income change method. Note that after April 24, 2015, annuity payments are based on Class R3, which has lower administrative and distribution expenses than Class R1.

Each plot point on the line graphs for the stated year represents the amount of the 12 monthly annuity payments made in that fiscal year under a CREF

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contract based on the above assumptions. Each line graph shows how income payments would have changed over time if all of the participant’s money under the contract were initially invested in the Account shown in the line graph.

The changes in income payments shown in the line graphs primarily reflect the investment performance of Class R1 (through April 24, 2015) and Class R3 (thereafter) of the particular Account. In particular, the investment performance of an Account can be impacted by the asset class (equity or fixed-income) exposure within the Account. In general, increased or decreased exposure to either equity or fixed-income securities as different asset classes may have a negative impact on investment performance of an Account during periods of general market appreciation or depreciation, as the case may be. Annuity income payment experience can be impacted by: (i) single asset class exposure resulting from annuitizing from a single Account; (ii) blended asset exposure resulting from annuitizing from multiple Accounts; and (iii) the period in the market cycle in which the annuity payout occurs. Mortality experience within each Account and other factors can also impact changes in payments. To understand the effect of investment performance, keep in mind that income payments reflect an assumed investment return of 4%. If the investment performance of a given class of units of an Account is constantly equal to the assumed investment return of 4% in a given year (and assuming mortality experience and other factors do not change), a participant’s income payment in the following year would not change. If investment performance is 10% or 3% in a given year and mortality experience (and other factors) do not change, income payments in the following year would increase by approximately 6% or decrease by approximately 1%, respectively.

The line graphs show the effect on income payments of past investment performance and mortality experience of Class R1 (through April 24, 2015) and Class R3 (thereafter) of each Account. There can be no assurance that future investment performance or mortality experience will be the same as in the past, and income payments under your contract may change more or less than those shown in the line graphs below. The investment return of an Account will fluctuate over time, and the mortality experience of the participants in an Account may change over time. Both could cause income payments under your contract to vary. The amount of your initial income payment will depend upon several factors, including the size of your account balance that you apply to purchase income, which annuity income option you select (such as options on one or two lives and options with or without a guaranteed period), your payment frequency (monthly, quarterly, etc.) and on your age (and the age of your annuity partner, if any).

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Stock Account

Global Equities Account

Growth Account

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Equity Index Account

Bond Market Account

Inflation-Linked Bond Account

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Social Choice Account

Money Market Account

Death benefits

Choosing beneficiaries

Subject to the terms of your employer’s plan, death benefits under CREF contracts are payable to the beneficiaries you name. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries any time before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death. Changing beneficiaries may impact your annuity options, even for annuities that have already begun to make payments. Changes in tax laws may require certain designated beneficiaries to receive payment of death benefits within ten years of the year of your death. For more information, see “Taxes.”

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Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the present value, based on an effective annual interest rate of 4%, of the unit annuity payments due for the remainder of the period.

Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on participants, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Participants are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800-842-2252, or via www.tiaa.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If your beneficiary does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment. Your choice of beneficiary may limit your options with regard to payment of the death benefit. Changes in tax laws may require certain designated beneficiaries to receive payment of death benefits within ten years of your death in order to satisfy RMD rules. For more information, see “Taxes.”

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

• Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

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• One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period, subject to current tax laws;

• Annuity for a Fixed Period (only available under certain contracts), in which the death benefit is paid for a fixed number of years (subject to the terms of the contract and current tax laws); and

• Minimum Distribution Payments (this option is not available under all contracts), in which the beneficiary can elect to have payments made automatically in the amounts necessary to satisfy the IRC’s minimum distribution requirements. It is possible under this method that your beneficiary will not receive income for life.

These options may not be available to a designated beneficiary under federal law. Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, and for IRA contracts that are issued or opened on or after October 11, 2010, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract (although RMD rules may require payment within ten years to avoid excise tax). Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below, and the SAI.

Your spouse’s rights to death benefits

In general, your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may generally require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will generally go to your estate unless your employer’s plan provides otherwise.

If you are married, and all or part of your accumulation is attributable to contributions made under:

A) an employer plan subject to ERISA; or

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B) an employer plan that provides for spousal rights to benefits,

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

• Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•  Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Waiver of spouse’s rights to death benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A) an employer plan subject to ERISA; or

B) an employer plan that provides for spousal rights to benefits,

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

• an income option other than a two-life annuity with your spouse as second annuitant; or

• beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

• a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit or withdrawal must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse,” see “Taxes—Definition of Spouse under Federal Law.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the

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annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

Information from TIAA: TIAA plan pricing and employer plan fees

TIAA provides recordkeeping and other plan-related services for many retirement plans and their participants investing in the CREF Accounts. An employer that sponsors a retirement plan typically agrees with TIAA on the services to be provided and a total price for providing these services to the plan and its participants. TIAA plan pricing arrangements can affect the overall costs of retirement investing for employers and participants. TIAA plan pricing arrangements are not reflected in the CREF Account expenses described in this Prospectus, and may result in compensation to TIAA that is more or less than TIAA’s cost associated with services for any plan. The details of TIAA plan pricing arrangements are the sole responsibility of TIAA and the employer and are not reflected in this Prospectus. For additional information, call TIAA at 800-842-2252.

Your employer may, in accordance with the terms of your plan, instruct TIAA to withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA, GSRA or GA contract, to, among other things, meet the total plan price agreed to by TIAA and your employer for recordkeeping and other plan-related services. TIAA also reserves, in accordance with its procedures, the right to suspend or reinstate the employer’s instruction for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. Withdrawals are effected by TIAA solely at the instruction of the employer sponsoring the retirement plan, and a withdrawal cannot be revoked after its effective date under the plan.

Taxes

The following discussion is based on current federal income tax laws and relevant regulations issued by the Department of the Treasury. This section is for general informational purposes only, and it does not cover every situation. You should consult a qualified tax professional for advice before executing any transaction involving a contract.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they are withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. When withdrawn, premiums paid in after-tax dollars are not taxable, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth IRA contributions or Roth after-tax contributions to a 401(a), 403(b) or governmental 457(b) plan and certain criteria are met before the amounts (and

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income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation.

Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed or treated as a rollover. Transfers among the Accounts also are not taxed.

If you receive a distribution from an IRA for the purposes of a rollover, only one rollover between IRAs is permitted in a 12-month period. The 12-month restriction period applies to the aggregate of all of the taxpayer’s IRAs, effectively treating them as one IRA for purposes of the limit. Please consult your qualified tax advisor for more information before making any IRA rollover.

Generally, contributions you can make under an employer’s plan are limited by federal tax laws. For 2021, employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited, collectively, to $19,500 per year ($26,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. 2021 contributions to Traditional IRAs and Roth IRAs, other than rollover contributions, cannot generally exceed $6,000 per year ($7,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments is the lesser of $19,500 ($26,000 if you are age 50 or older). Special catch-up rules may permit a higher contribution in one or more of the last three years prior to an individual’s normal retirement age under the plan.

Note that the dollar amounts listed above are for 2021; different dollar limits may apply in future years. For more information on your specific maximum contribution limit, you should consult your qualified tax advisor.

Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a) or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount in addition to applicable federal and state income taxes. In general, however, there is no early distribution penalty on distributions from 401(a), 403(a) or 403(b) retirement plans or an IRA (1) made on or after the taxpayer reaches age 59½; (2) made on or after the death of the contract owner; (3) attributable to the taxpayer’s becoming disabled; or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

Roth IRA distributions that do not meet the definition of a “qualified distribution” under the Internal Revenue Code of 1986, as amended (the “Code”) are includible in gross income, and may be subject to the 10% early distribution tax. The rules concerning Roth IRA distributions are complex; you should consult with your qualified tax advisor for more information.

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Minimum Distribution Requirements: The suspension of RMDs for defined contribution plans and Traditional IRAs that was in effect during 2020, expired as of January 1, 2021.

In most cases, for individual employees who turn age 70½ after December 31, 2019, payments from qualified contracts must begin by April 1 of the year after the year the employee reaches age 72, or retirement, if later. Other minimum distribution requirements apply to beneficiaries of deceased participants. For CREF Traditional IRAs, and with respect to 5% or more owners of the business covered by a Keogh plan, individual employees who turn age 70½ after December 31, 2019, RMD payments must begin by April 1 of the year after they reach age 72.

Under the terms of certain retirement plans, the plan administrator may direct CREF to make the RMD required by law even if you do not elect to receive it. In addition, if you do not begin RMDs on time, you may be subject to a 50% excise tax on the amount you should have received but did not. Roth IRAs are generally not subject to RMD during your lifetime. You are responsible for requesting distributions that comply with the minimum distribution rules. Please consult your tax advisor for more information.

With respect to the death of a participant or an IRA owner after December 31, 2019, most non-spouse beneficiaries will no longer be able to satisfy the minimum distribution requirements by “stretching” payouts over life. Instead of payment over their life expectancy, the general rule requires full distribution to an individual non-spouse beneficiary within a 10-year period after the year of the participant’s death. Certain exceptions apply to “eligible designated beneficiaries,” which include spouses, disabled and chronically ill individuals (or a trust for their benefit), a minor child of the participant until he or she reaches the age of majority; and anyone else who is older than or not more than 10 years younger than the participant. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

After, a first beneficiary dies, the 10-year distribution period would generally apply to the beneficiary of the first deceased beneficiary. The current law also applies to One-Life, Two-Life and Fixed Period annuities beginning payments after December 19, 2019. For governmental plans, the above changes in the law to designated beneficiary RMDs shall apply to distributions with respect to participants who die after December 31, 2021, therefore effective January 1, 2022. As of January 2021, we continue to wait on further guidance from the IRS and Treasury on certain aspects of the new law. You should consult a tax advisor before selecting an income option or designating a beneficiary.

Penalty-free plan withdrawals

Hardship Distribution Rules. Current regulations relax several prior year restrictions on taking hardship distributions from defined contribution plans. Exceptions to the early withdrawal penalty rules include distributions made in cases of financial hardship or unforeseeable emergencies. Unlike loans, hardship

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withdrawals permanently reduce your account balance and are not repaid to the plan with interest. Current regulations eliminate the 6-month prohibition on contributions following a hardship distribution as well as eliminating the requirement that participants take available plan loans before requesting hardship distributions. In addition, current regulations allow hardship withdrawals of earnings on 401(k) contributions, although earnings on 403(b) contributions remain ineligible for hardship withdrawals.

Qualified Birth or Adoption Distribution. Plan distributions (up to $5,000) from an IRA, 401(a), 403(a), 403(b) or governmental eligible deferred compensation plan that are used to pay for expenses related to the birth or adoption of a child are penalty-free. The distribution must be made during the one-year period beginning on the date on which a child of the individual is born or on which the legal adoption is finalized. The $5,000 amount applies on an individual basis, so for a married couple, each spouse may receive a penalty-free distribution up to $5,000 for a qualified birth or adoption. Please consult your plan documents for eligibility.

Withholding on Distributions: If CREF pays an “eligible rollover” distribution directly to you, federal law requires CREF to withhold 20% from the taxable portion. On the other hand, if CREF rolls over such a distribution directly to an IRA or employer plan, CREF does not withhold any federal income tax. The 20% mandatory withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as payments from IRAs, lifetime annuity payments or minimum distribution payments.

For the taxable portion of non-eligible rollover distributions, CREF will usually withhold federal income taxes unless you instruct CREF not to do so, and you are eligible to opt out of withholding. However, if you tell CREF not to withhold but it does not have the appropriate withholding election certificate on file, then CREF is still required to withhold taxes on the distribution. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident non-citizens of the United States who pay U.S. taxes are subject to different withholding rules.

Premium Taxes: Some states assess premium taxes on the qualified annuity contract premiums paid under the contract (e.g., IRA. 403(b), or 401(k)). We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, where charged, the premium taxes range from 0% to 1% on qualified annuity contract premiums depending on the state.

Special rules for After-Tax Retirement Annuities

If you paid premiums directly to an RA and the premiums are not subject to your employer’s retirement plan, or if you have been issued an ATRA contract, then the following general discussion describes CREF’s understanding of current federal income tax law that applies to these accumulations. This discussion does not apply

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to premiums paid on your behalf under the terms of your employer’s retirement plan. It also does not cover every situation and does not address all possible circumstances.

In General: These annuities are generally not taxed until distributions occur. When distributions occur, they are taxed as follows:

• Withdrawals, including withdrawals of the entire accumulation under the contract, are generally taxed as ordinary income to the extent that the contract’s value is more than your investment in the contract (i.e., what you have paid into it).

• Annuity payments are generally treated in part as taxable ordinary income and in part as non-taxable recovery of your investment in the contract until you recover all of your investment in the contract. After that, annuity payments are taxable in full as ordinary income.

Required Distributions: In general, if you die after you start your annuity payments but before the entire interest in the annuity contract has been distributed, the remaining portion must be distributed at least as quickly as under the method in effect on the date of your death. If you die before your annuity payments begin, the entire interest in your annuity contract generally must be distributed within five years after your death, or be used to provide payments that begin within one year of your death and that will be made for the life of your designated beneficiary or for a period not extending beyond the life expectancy of your designated beneficiary. CREF has issued an endorsement to your contract that clarifies the wording in provisions concerning required distributions. The “designated beneficiary” refers to a natural person you designate and to whom ownership of the contract passes because of your death. However, if the designated beneficiary is your surviving spouse, your surviving spouse can continue the annuity contract as the new owner.

Death Benefit Proceeds: Death benefit proceeds are taxed like withdrawals of the entire accumulation in the contract if distributed in a single sum and are taxed like annuity payments if distributed as annuity payments. Your beneficiary may be required to take death benefit proceeds within a certain time period.

Penalty Tax on Certain Distributions: You may have to pay a penalty tax (10% of the amount treated as taxable income) on distributions you take prior to age 59½. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59½, (2) made on or after the death of the contract owner, (3) attributable to the taxpayer becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax advisor for information about those exceptions.

Medicare Tax. Distributions from after-tax contracts (such as ATRA contracts) may be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to

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some or all of the taxable portion of distributions (i.e., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Withholding: Annuity distributions are generally subject to federal income tax withholding but most recipients can usually elect not to have the tax withheld. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your contract.

Certain Designations or Exchanges: Designating an annuitant, payee or other beneficiary, or exchanging a contract may have tax consequences that should be discussed with a tax advisor before you engage in any of these transactions.

Multiple Contracts: All non-qualified deferred annuity contracts issued by CREF and certain of its affiliates to the same owner during a calendar year must generally be treated as a single contract in determining when and how much income is taxable and how much income is subject to the 10% penalty tax (see above).

Diversification Requirements: The investments of each Account must be “adequately diversified” in order for the ATRA contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each Account (other than the Inflation-Linked Bond Account) will satisfy these diversification requirements. We believe that the CREF Money Market Account is exempt from otherwise applicable diversification testing under the safe harbor for “government money market funds,” as provided in IRS Notice 2016-32. There are restrictions on the investment choices of contracts in the Inflation-Linked Bond Account; see the discussion below under “Tax consequences of allocating to the CREF Inflation-Linked Bond Account under a CREF annuity for self-remitted non-qualified funds.”

Owner Control: In certain circumstances, owners of non-qualified variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. While CREF believes that the ATRA contracts do not give you investment control over assets in the Accounts or any other separate account underlying your ATRA contract, CREF reserves the right to modify the ATRA contracts as necessary to prevent you from being treated as an owner of the assets in an Account.

Premium Taxes: Some states, Puerto Rico and the District of Columbia assess premium taxes on the non-qualified annuity contract premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the

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provisions of your contract, and our status in the state. Generally, the premium taxes range from 0% to 3.5% on non-qualified annuity contract premiums depending on the state.

Please consult a qualified tax advisor for more information in relationship to the facts surrounding your personal financial situation.

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss the federal estate tax implications of any contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2021, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11.7 million and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Special rules for withdrawals to pay advisory fees

If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

• the payment is for expenses that are ordinary and necessary;

• the payment is made from a Section 401 or 403 retirement plan or an IRA;

• your financial advisor’s payment is only made from the accumulations in your retirement plan or IRA, as applicable, and not directly by you or anyone else, under the agreement with your financial advisor; and

• once advisory fees begin to be paid from your retirement plan or IRA, as applicable, you continue to pay those fees solely from your plan or IRA, as applicable, and not from any other source.

However, withdrawals to pay advisory fees to your financial advisor from your accumulations under an ATRA contract will be treated as taxable distributions. The IRS has privately ruled that withdrawals to pay advisory fees under some insurers’ non-qualified contracts will not be treated as taxable distributions. TIAA did not obtain a ruling of this type for the ATRA contract and the contract has not

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been changed to prepare for such a ruling request. You should consult a qualified tax advisor as to whether you may exclude from income advisory fees paid to your financial advisor from ATRA contracts.

Residents of Puerto Rico

The IRS’s current position is that income received by residents of Puerto Rico is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident non-citizens of the United States and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers who are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

Foreign tax credits

CREF may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax consequences of allocating to the CREF Inflation-Linked Bond Account under a CREF annuity for self-remitted non-qualified funds

If you have a CREF contract which was set up only to receive self-remitted non-qualified funds (i.e., money that is not part of a pension plan that you remit to CREF directly) and you allocate any such funds to the CREF Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the contract are not eligible for tax deferral. Therefore, you may be required to pay taxes on such earnings when you allocate funds under the contract to the Inflation-Linked Bond Account.

Other tax consequences

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law, may avail themselves to certain rights and benefits under the contract. Any right of a spouse that is made available to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may

College Retirement Equities Fund  ■  Prospectus     117

be recognized under state law are not marriages unless denominated as such. Consult a qualified tax advisor for more information on this subject.

Enacted Tax Legislation. The COVID-Related Tax Relief Act of 2020, the Taxpayer Certainty and Disaster Tax Relief Act of 2020, and the No Surprises Act, all part of the Consolidated Appropriations Act, 2021 (“CAA”), were all signed into law on December 27, 2020. The CAA contains numerous provisions related to retirement and health plans to provide emergency assistance and health care response for individuals, families and businesses affected by the coronavirus pandemic continuing into 2021.

The CAA includes relief under defined contribution plans (e.g. 401(a), 401(k), 403(b) and governmental 457(b) plans) with respect to plan loans and withdrawals for certain non-coronavirus related natural disasters. Retirement plan relief may apply when there is a presidentially declared ‘qualified disaster area’ between January 1, 2020 and February 25, 2021. However, the term ‘qualified disaster area’ does not include any area with respect to which such a major disaster has been so declared only by reason of COVID-19. Therefore the CAA’s retirement plan relief related to qualified disaster areas does not apply to COVID-19 only disaster areas. To take advantage of the disaster relief provided under the CAA, an individual must maintain a principal residence within the disaster area and must have sustained an economic loss due to the disaster. The disaster relief provided under the CAA applies to plans or annuity contracts that permit the disaster-related relief and consists of the following:

• Qualified Disaster-Related Distributions. Qualified individuals may take a qualified disaster distribution from an eligible retirement plan account that does not exceed $100,000 (less amounts previously taken for the same qualified disaster from plans maintained in the same controlled group) without incurring an early-distribution tax. If taken, an individual may repay the distribution to a qualified retirement plan or Individual Retirement Account (IRA) within the three-year period beginning as of the date following the distribution date. Any amount repaid in this period is treated as a tax-free rollover. If the distribution is not repaid, the individual must pay tax on the distribution, but may spread the taxable income over a period of three years.

• Recontribution of Hardship Withdrawals for Home Purchases. Qualified individuals who requested a hardship withdrawal for the purpose of purchasing or constructing a primary residence in a qualified disaster area, and who were unable to use such hardship withdrawal due to such disaster, may recontribute the withdrawal under the CAA if made within a specified period of time.

• Qualified Disaster-Related Loan Relief. For qualified disaster loans made to qualified individuals, the limit on the amount of a plan qualified disaster loan may be increased to the lesser of (1) 100% (up from 50%) of the qualified individual’s plan account balance or (2) $100,000 (up from $50,000). In addition, loan repayments scheduled during the disaster period and up to

118     Prospectus  ■  College Retirement Equities Fund

180 days following the end of the disaster period may be delayed for one year (or until June 24, 2021, if later).

On March 11, 2021, Congress enacted the American Rescue Plan Act of 2021 (“American Rescue Plan”) to provide direct economic relief–including through provisions that provide tax relief–for the economy, public health, individuals and businesses and address the continuing impact of the 2020 COVID-19 pandemic. The American Rescue Plan includes a number of tax provisions, but none that directly affect your contract. Please contact your tax advisor for further details on how the American Rescue Plan may affect other aspects of your tax matters.

Please consult with your tax advisor regarding the 2021 due dates for your tax filings and the last date for making a 2020 IRA contribution.

Possible Tax Law Changes. There is always the possibility that the tax treatment of your contract could change by legislation or otherwise. However, the timing and nature of legislative changes is uncertain. Consult a tax advisor with respect to legislative developments and their effect on your contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Important transaction information

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800-842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that has been specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We will execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use TIAA’s Web Center’s account access feature over the Internet 24 hours a day to check your account balances and/or your current allocation percentages, transfer between Accounts or to TIAA, and/or allocate future premiums among the Accounts and funds available to you through TIAA and CREF. The Web Center will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures. You can use TIAA’s Automated Telephone Service (ATS) which will allow you to check your accumulation balances and hear other personal account updates 24 hours a day.

College Retirement Equities Fund  ■  Prospectus     119

All transactions made within the Web Center or the ATS are electronically recorded.

To use the ATS, you need to call 800-842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA Internet home page at www.tiaa.org.

TIAA can suspend or terminate your ability to transact by telephone, Internet or by fax at any time for any reason. Also, telephone, Internet or fax transactions may not always be available, due to circumstances beyond our control.

Your Voting Rights: Generally, as a participant in an Account, you can vote to elect CREF Trustees, on any change in investment objective and fundamental investment policies and on any other matter requiring a participant vote. You will have the right to vote based on the value of accumulation units credited to your account on the record date for the vote in question. With respect to matters that affect only one or more particular class(es) of CREF, only participants holding units of such class(es) have the right to vote on such matters.

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 877-518-9161 and one will be sent to you free of charge.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of a CREF contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report or statement that is sent to you.

GA (Group Annuity) Contracts: If a GA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits and the timing of payments may be different, and are determined by your plan. Contact your employer or plan administrator for more information.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, CREF will mail only one copy of this Prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call CREF at 877-518-9161.

Distribution: The distributor of CREF contracts is Services, which is registered with the SEC as a broker-dealer and a registered investment adviser and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Services is a direct wholly owned subsidiary of TIAA and is located at 730 Third Avenue, New York, NY 10017-3206.

120     Prospectus  ■  College Retirement Equities Fund

Additional information about index providers

Russell indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2021. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg Barclays indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes

College Retirement Equities Fund  ■  Prospectus     121

any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Morningstar indexes

©2021 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Additional information about CREF and the Board of Trustees

A member of the Board of Trustees of CREF (each, a “Trustee, and collectively, the “Trustees”) who is not an “interested person” of CREF for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of CREF and each of the Accounts on behalf of CREF, and not on behalf of individual participants in CREF. The Trustees, on behalf of CREF, approve service agreements with TCIM and certain other service providers in order to procure necessary or desirable services on behalf of CREF and the Accounts. Participants are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of CREF creates a contract between a participant of an Account and CREF, the Accounts and/or the Trustees. The Trustees and CREF management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to any Account without participant input or approval, except as otherwise provided by law or as disclosed by CREF.

122     Prospectus  ■  College Retirement Equities Fund

Table of contents for the
Statement of Additional Information

CREF and its operations 2

Investment restrictions 2

Investment policies and
risk considerations 4

Portfolio turnover 35

Valuation of assets 36

Disclosure of portfolio holdings 37

Management of CREF 39

Proxy voting policies 48

Investment advisory and
related services 48

Personal trading policy 51

Information about the Accounts’
portfolio management 52

Brokerage allocation 56

Accumulation unit values 59

Periodic reports 61

Voting rights 61

General matters 61

State regulation 62

Legal matters 62

Experts 62

Federal income taxes 62

Additional information 65

Financial statements 65

Appendix A: TIAA policy
statement on responsible investing 66

College Retirement Equities Fund  ■  Prospectus     123

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How to reach us

By mail

Send all notices, forms, requests or payments to:

TIAA
P.O. Box 1259
Charlotte, NC 28201

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org
24 hours a day, 7 days a week

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252
24 hours a day, 7 days a week

National Contact Center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252
8 a.m. to 10 p.m. (ET), Monday–Friday

Planning and service center

TIAA-CREF mutual funds

800-223-1200
8 a.m. to 6 p.m. (ET), Monday–Friday

Insurance planning center

After-tax annuities and life insurance

For an existing policy or contract

800-223-1200

To apply for a new policy or contract

877-825-0411
8 a.m. to 8 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday

TIAA Brokerage Services

Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

800-927-3059
8 a.m. to 7 p.m. (ET), Monday–Friday

TIAA-CREF Tuition Financing, Inc.

Tuition financing programs

888-381-8283
8 a.m. to 8 p.m. (ET), Monday–Friday

Advisor services

888-842-0318
8 a.m. to 7:30 p.m. (ET), Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, Member FINRA, distributes securities products. Annuity contracts and certificates are issued by Teachers Insurance and Annuity Association of America (TIAA) and College Retirement Equities Fund (CREF), New York, NY. Each is solely responsible for its own financial condition and contractual obligations.

©2021 Teachers Insurance and Annuity Association of America–College Retirement
Equities Fund, 730 Third Avenue, New York, NY 10017-3206

Printed on paper containing recycled fiber	A10849 (5/21)

Statement of Additional Information

Individual, Group and Tax-Deferred Variable Annuities

Issued by

College Retirement Equities Fund

MAY 1, 2021

Tickers by Class
Account Name	Class R1	Class R2	Class R3
Stock Account	QCSTRX	QCSTPX	QCSTIX
Global Equities Account	QCGLRX	QCGLPX	QCGLIX
Growth Account	QCGRRX	QCGRPX	QCGRIX
Equity Index Account	QCEQRX	QCEQPX	QCEQIX

Bond Market Account*	QCBMRX	QCBMPX	QCBMIX

Inflation-Linked Bond Account	QCILRX	QCILPX	QCILIX
Social Choice Account	QCSCRX	QCSCPX	QCSCIX
Money Market Account	QCMMRX	QCMMPX	QCMMIX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the variable annuity contracts or certificates (the “contracts”) of the College Retirement Equities Fund (“CREF”). The current prospectus dated May 1, 2021 with respect to the contracts (the “Prospectus”) is available without charge upon written or oral request to College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206, Attention: Imaging Services; Telephone 877-518-9161. Capitalized or defined terms used in the Prospectus are incorporated into this SAI.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS DATED MAY 1, 2021.

* It was previously disclosed that the Bond Market Account would change its name to the “Core Bond Account” effective May 1, 2021. However, this name change has been postponed. Participants will receive notice of the future timing of this name change once a new effective date has been determined and approved by CREF’s Board of Trustees.

Table of contents

CREF and its operations 2

Investment restrictions 2

Investment policies and risk considerations 4

Portfolio turnover 35

Valuation of assets 36

Disclosure of portfolio holdings 37

Management of CREF 39

Proxy voting policies 48

Investment advisory and related services 48

Personal trading policy 51

Information about the Accounts’ portfolio management 52

Brokerage allocation 56

Accumulation unit values 59

Periodic reports 61

Voting rights 61

General matters 61

State regulation 62

Legal matters 62

Experts 62

Federal income taxes 62

Additional information 65

Financial statements 65

Appendix A: TIAA policy statement on responsible investing 66

CREF and its operations

CREF is unlike most other companies that offer variable annuities. Usually, variable annuities are issued by insurance companies through segregated asset accounts called “separate accounts.” The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from any insurance company, including Teachers Insurance and Annuity Association (“TIAA”), its companion organization. Investment advisory, distribution and administrative services are provided for CREF under agreements with TIAA or its affiliates.

CREF is a diversified, open-end management investment company that issues variable annuity contracts to residents of all 50 states, the District of Columbia, Puerto Rico, U.S. territories and foreign countries. CREF is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). CREF is also subject to the Not-For-Profit Corporation Law of New York and to regulation by the New York Department of Financial Services (“NYDFS”) and insurance departments (as an insurance company) in several other jurisdictions.

Among the expenses which CREF deducts from the net assets of each Account each valuation day are expenses for investment management, administration and distribution services. TIAA or subsidiaries of TIAA provide or arrange for the provision of these services for CREF on an “at cost” basis by TIAA and its affiliates. Each Account currently issues three classes of units: Class R1, Class R2 and Class R3. There are differences among the fees and expenses associated with each class such as different administrative and distribution expenses. Prior to April 24, 2015, CREF offered only one class, which became Class R1 on that date. Consequently, historical information in this SAI that refers to Class R1 of an Account reflects information about the entire Account.

CREF’s estimated annual expenses, which appear in its Prospectus, reflect estimates of the amounts that we currently expect to deduct to approximate the costs that CREF will incur from May 1, 2021 through April 30, 2022. Actual expenses may be higher or lower. After the end of every quarter, CREF reconciles the amount deducted from each class of an Account with the expenses the class of the Account actually incurred and, if there is a difference, such difference is added to or deducted from the class of the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar quarter, in accordance with accounting principles generally accepted in the United States of America (GAAP). CREF’s at cost deductions are based on projections of overall expenses and the assets of each class of an Account, and the size of any adjusting payments will be directly affected by how different the projections are from a class of an Account’s actual assets or expenses. To the extent that the cost projections substantially differ from an Account’s actual expenses, the cost deduction rates may be adjusted.

Investment restrictions

Pursuant to CREF’s Charter (the “Charter”), none of the investment funds (the “Accounts”) will invest in any common stocks or shares of any corporation, joint stock association or business trust in an amount in excess of a specified percentage, not to exceed 10% (except with the approval of the NYDFS) of voting shares of such entity, that would cause such entity to be controlled by, or become a subsidiary of, CREF as defined in New York insurance law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an

2     Statement of Additional Information  ■  College Retirement Equities Fund

amendment to the Charter. (The Charter may be amended only by the action of CREF’s Overseers and only if the NYDFS certifies the amendment as lawful and equitable.)

The following restrictions, not set forth in CREF’s Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account.

Each of the Accounts is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restrictions #5 and #6 below. However, the Equity Index Account may become non-diversified under the 1940 Act without the approval of Account participants solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Therefore, this Account has a different diversification-related policy than the other Accounts as noted in Restrictions #5 and #6 below:

1. None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

3. The Stock, Global Equities, Bond Market, Social Choice and Money Market Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account’s total assets, taken at market value at the time of borrowing. The Growth, Equity Index and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33¹/3% of the Account’s total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account’s total assets taken at market value at the time of borrowing. Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

5. The Equity Index Account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, except as may be necessary to approximate the composition of its benchmark index.

 With respect to each other Account, the Account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

6. The Equity Index Account will not, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except as may be necessary to approximate the composition of its benchmark index.

 With respect to each other Account, the Account will not, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account’s holding in that industry would exceed 25% of the Account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric and telephone each will be considered a separate industry);

8. The Stock, Global Equities, Growth, Equity Index and Money Market Accounts will not purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 below (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

College Retirement Equities Fund  ■  Statement of Additional Information     3

10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company’s outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account’s total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account’s ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may make loans of portfolio securities not exceeding 33⅓% of the value of their total assets, which are collateralized by either cash, U.S. Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the NYDFS (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered in the making of a loan); (c) to the extent authorized under the contracts, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures that are not listed on an exchange; and

14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

Each Account is considered to be diversified under the 1940 Act unless otherwise specified herein.

Investment policies and risk considerations

Credit facility

Borrowing and Lending Among Affiliates. Certain Accounts participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of participant redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), each of which is managed by Teachers Advisors, LLC (“Advisors”), an affiliate of CREF’s investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and Accounts. Interest associated with any borrowing under the credit facility will be charged to the borrowing Accounts at rates that are based on a specified rate of interest.

If an Account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes an Account to special risks, including greater fluctuations in accumulation unit value (“AUV”) in response to market changes.

Additionally, the SEC has granted an exemptive order (the “Order”) permitting the Accounts to participate in an inter-fund lending facility whereby the participating Accounts may directly lend to and borrow money from each other and certain other registered investment companies, as described below, for temporary purposes (e.g., to satisfy transfer or withdrawal requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of TCF, TCLF and VA-1, each of which is managed by Advisors, an affiliate of TCIM, or an affiliate of Advisors, may also participate in the Inter-Fund Program, and each such account or series, as well as each Account, is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section.

The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately

4     Statement of Additional Information  ■  College Retirement Equities Fund

after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s).

Due to the Accounts’ fundamental investment policies, under the Inter-Fund Program, only certain Accounts are permitted to be borrowers (and only to a lesser extent than is permitted by the Order), and no Accounts are permitted to be lenders. The Board of Trustees has approved the Accounts’ participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Temporary defensive positions

The Accounts may take temporary defensive positions. During periods when TCIM believes there are unstable market, economic, political or currency conditions domestically or abroad, TCIM may assume, on behalf of an Account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Account’s assets will be invested by investing those assets in securities markets deemed by TCIM to be conservative in light of the Account’s investment objective and policies. Under normal circumstances, each Account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Account’s investment objective and policies and to meet operating expenses. To the extent that an Account holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact an Account’s performance.

Additional risks resulting from market or other events and government intervention in financial markets

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of an Account’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which an Account invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which an Account’s service providers, including TCIM, rely, and could otherwise disrupt the ability of employees of an Account’s service providers to perform essential tasks on behalf of an Account.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the investments the Accounts hold, and may adversely affect the Accounts’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and have negatively affected the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, includes disruption of or negative effects on the economies of many nations or the entire global economy, a decline in the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of

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infectious illness, such as COVID-19, may be greater in circumstances or geographies where the relevant healthcare system is either less established or inadequately prepared to respond to the significance of the illness. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The spread of COVID-19 or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could lead to significant economic downturns or recessions in economies throughout the world.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatically lowering of interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provides approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 (“American Rescue Plan”) into law in March 2021, which provides for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES Act, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect an Account’s investments. As discussed elsewhere in this SAI, during periods when interest rates are low (or negative), an Account’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Account performance to the extent an Account is exposed to such interest rates and/or volatility.

Until any policy or regulatory changes are made, it is not possible to predict the impact such changes may have on the value of portfolio holdings of an Account, the issuers thereof or TIAA (or their affiliates). It is unclear whether such calls for change will continue due to the COVID-19 outbreak, or whether additional or different calls for change will arise due to the COVID-19 outbreak. Legislation or regulation may also change the way in which an Account itself is regulated. Such legislation or regulation could limit or preclude an Account’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of an Account’s portfolio holdings. Furthermore, volatile financial markets can expose an Account to greater market and liquidity risk and potential difficulty in valuing portfolio holdings, as well as potentially higher portfolio turnover and related transaction costs. TCIM will monitor developments and seek to manage each Account in a manner consistent with achieving its investment objective, but there can be no assurance that TCIM will be successful in doing so.

The value of an Account’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which an Account invests. For example, any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy, which in turn could adversely affect an Account’s investments. In the event of such a disturbance, issuers of securities held by an Account may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Investors should be aware that current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world significantly heighten the risks identified below compared to normal conditions and therefore subject an Account’s investments and a participant’s investment in an Account to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Illiquid investments

The Accounts have implemented a written liquidity risk management program (the “Liquidity Risk Program”), as required by applicable SEC regulation, reasonably designed to assess and manage the Accounts’ liquidity risk. As a result of its designation as Liquidity Risk Program administrator by the Board, TCIM is also responsible for determining the liquidity of investments held by each Account. The Money Market Account may invest up to 5% of its total assets, measured at the time of investment, in illiquid securities. The Stock Account may invest up to the lesser of 10% of its total assets or 15% of its net assets, measured at the time of investment, in illiquid investments. Each of the other Accounts may invest up to 15% of their net assets,

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measured at the time of investment, in illiquid investments that are assets. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid investments or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Accounts to dispose of illiquid investments promptly or to sell such investments for the value at which they are carried, if at all, or at any price within the desired time frame. The Accounts may receive distressed prices and incur higher transaction costs when selling illiquid investments. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for an Account to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require an Account to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact an Account’s performance. The regulations adopted by the SEC may limit an Account’s ability to invest in illiquid investments, which may adversely affect an Account’s performance and ability to achieve its investment objective.

Restricted securities

The Accounts may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid under the Accounts’ Liquidity Risk Program. However, purchases by an Account of securities of foreign issuers offered and sold outside the United States may not be considered illiquid even though they are restricted.

Preferred stock

The Accounts (other than the Money Market Account) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Small and medium capitalization companies

Some Accounts may invest in common stocks of issuers with small or medium market capitalizations. An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Initial public offerings (“IPOs”)

Some Accounts may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on an Account with a small asset base. The impact of IPOs on an Account’s performance likely will decrease as the Account’s asset size increases. IPOs may not be consistently available to an Account for investing, particularly as the Account’s asset base grows. Because IPO shares frequently are volatile in price, an Account may hold IPO shares for a very short period of time. This may increase the portfolio turnover of an Account and may lead to increased expenses for the Account, such as commissions and transaction costs. By selling shares, an Account may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including an Account) can be affected by substantial dilution in the value of the IPO issuer’s shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Account’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established

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companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.

Options and futures

The Accounts (other than the Money Market Account) may engage in options (puts and calls) and futures strategies to the extent permitted by the NYDFS and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. The Accounts may use options and futures strategies as hedging techniques, for cash management purposes or to seek to increase total return. Options and futures transactions may increase an Account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective. None of the Accounts are required to hedge any investments.

Options. Options-related activities could include: (1) the sale of call option contracts (including covered call options) and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying put option contracts (including covered put options) and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Accounts may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the Account if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that they had previously sold on that security. Depending on the premium for the call option purchased by an Account, the Account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, an Account, as the purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The Account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on the security. Depending on the premium for the put option purchased by the Account, the Account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Account’s portfolio of securities. To the extent that an Account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of TCIM before it deals in any option on behalf of an Account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of

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a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Accounts (other than the Money Market Account) may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—TCIM will legally obligate an Account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—TCIM will legally obligate an Account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to an Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, TCIM may seek to protect the value of portfolio securities held by the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, TCIM can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, an Account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Account an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to an Account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when an Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where an Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position that will operate to terminate the Account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Account, and the Account realizes a loss or a gain. The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between

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the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. TCIM, on behalf of an Account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in TCIM’s judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to TCIM’s ability to correctly predict movements in the direction of the market. For example, it is possible that where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account’s portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, TCIM believes that over time the value of an Account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if an Account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if an Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by TCIM still may not result in a successful hedging transaction over a very short time period.

The Accounts (other than the Money Market Account) may also use futures contracts, options on futures contracts and swaps as hedging techniques, to manage their cash flow more effectively and to seek to increase total return. These instruments will, however, only be used in accordance with certain CFTC exemptive provisions that permit TCIM to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act with regard to CREF. TCIM has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not currently subject to registration or regulation as a commodity pool operator with regard to the Accounts. If the exclusion becomes unavailable, an Account may incur additional expenses.

Firm commitment agreements and purchase of “when-issued” securities

The Accounts can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, an Account may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces an Account’s risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated.

When an Account enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Account to purchase the security at a price above the current market price on the date of delivery and payment. In addition, certain rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that will require the Accounts to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Accounts’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Accounts and impose added operational complexity. During the time the Account is obligated to purchase such securities, it will be required to segregate assets under current regulatory requirements. See “Segregated accounts” below.

Participatory Notes. Some of the Accounts may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a

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type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the participatory notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with an Account. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and an Account is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.

Master Limited Partnerships. Some of the Accounts may invest in equity securities issued by master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. Preferred units issued by MLPs are not typically listed or traded on an exchange. Holders of preferred units can be entitled to a wide range of voting and other rights. MLPs are limited by the Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

There are certain tax risks associated with investments in MLPs. The benefit derived from an investment in an MLP is largely dependent on the MLP being treated as a partnership for federal income tax purposes. A change to current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes. If an MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income. This would reduce the amount of cash available for distribution by the MLP, which could result in a reduction of the value of an Account’s investment in the MLP and lower income to the Account. Additionally, since MLPs generally conduct business in multiple states, an Account may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact an Account’s return on its investment in MLPs.

Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions, and MLPs may have limited financial resources. Securities of MLPs may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than common shares of larger or more broadly-based companies. An Account’s investment in MLPs also subjects the Account to the risks associated with the specific industry or industries in which the MLP invests. MLPs are generally considered interest rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

Royalty Trust. Some of the Accounts may invest in publicly-traded royalty trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Debt instruments generally

A debt instrument held by an Account will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Account’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Account holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Account’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Account from the continuous issuance of its units will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Account’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative, and during such periods, an Account may not be

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able to maintain a positive yield or yields on par with historical levels. Specifically, with respect to the Money Market Account, low or negative interest rates could lead to negative yields. Changes in interest rates, among other factors, may also adversely affect the liquidity of an Account’s fixed-income investments. The risks associated with rising interest rates are heightened given the recent low interest rate environment.

The market for fixed-income instruments has consistently grown over the past three decades while the growth of capacity for traditional dealers to engage in fixed-income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of fixed-income instruments, and the ability of dealers to “make markets” in such instruments, are at or near historic lows in relation to market size. Because dealers acting as market makers provide stability to a market, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by TCIM as one of many criteria for the selection of portfolio securities on behalf of the Accounts, TCIM also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by an Account, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Account. These events will not require the sale of the securities by an Account. However, TCIM will consider the event in its determination of whether the Account should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, TCIM will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. The Accounts may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States. These U.S. Government securities present limited credit risk compared to other types of debt securities but are not free of risk. Other U.S. Government securities are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality, which are thus subject to a greater amount of credit risk than those supported by the full faith and credit of the United States. Still other U.S. Government securities are only supported by the credit of the issuing agency or instrumentality, which are subject to greater credit risk as compared to other U.S. Government securities. The maximum potential liability of the issuers of some U.S. Government securities may exceed then current resources, including any legal right to support from the U.S. Treasury. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or such agency’s or instrumentality’s securities, an Account only invests in U.S. Government securities when TCIM determines that the credit risk associated with the obligation is suitable for the Account.

It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

Uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Accounts. On one occasion, the long-term credit rating of the United States was downgraded by at least one leading rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations.

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Similar situations in the future could result in higher interest rates, lower prices of U.S. Treasury securities and could increase the costs of various kinds of debt, which may adversely affect the Accounts.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Accounts (except for the Money Market Account) may invest in lower-rated debt securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and TCIM’s success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Account invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Account’s AUV. In addition, an Account may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

An Account may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and TCIM anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Accounts to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating, may, after purchase by an Account, have its rating lowered due to the deterioration of the issuer’s financial position. TCIM may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which TCIM compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than would be the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Accounts (other than the Money Market Account) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Accounts may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Accounts may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Accounts have no arrangement with any person concerning the acquisition of such securities, and TCIM will carefully review the credit and other characteristics pertinent to such new issues. An Account may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Account. Such participation may subject the Account to expenses such as legal fees and may make the Account an “insider” of the issuer for purposes of the federal securities laws, and, therefore, may restrict the Account’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Account on such committees also may expose the Account to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Account would participate on such committees only when TCIM believes

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that such participation is necessary or desirable to enforce the Account’s rights as a creditor or to protect the value of securities held by the Account.

Corporate Debt Securities. An Account may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Accounts may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Account will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Account, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Account otherwise would not have done so. To the extent an Account is required to liquidate thinly traded securities, the Account may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Account to pay distributions, the Account will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Accounts may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (“LIBOR”). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

An Account (other than the Money Market Account) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

LIBOR is an average interest rate, determined by the ICE Benchmark Administration, which banks charge one another for the use of short-term money. In addition, the terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. The United Kingdom’s (“UK”) Financial Conduct Authority (“FCA”) has announced plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBOR tenors (maturities) may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on an Account or on certain instruments in which an Account invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). The transition process may involve, among other things, an increase in volatility or illiquidity of markets for instruments that

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currently rely on LIBOR, a reduction in the value of certain instruments held by an Account or a reduction in the effectiveness of related Account transactions such as hedges. Various pending legislative proposals, including in the U.S. Congress and the New York state legislature, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Those legislative proposals include safe harbors from liability, which may limit the recourse an Account may have if the alternative reference rate does not fully compensate the Account for the transition of an instrument from LIBOR. It is uncertain whether such legislative proposals will be signed into law. Any such effects, as well as other unforeseen effects, could result in losses to an Account.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Account may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Loan Participations and Assignments; Direct Loans. Certain Accounts may purchase participations and/or assignments in commercial loans. Such investments may be secured or unsecured and may pay interest at fixed or floating rates. Loan participations and assignments involve special types of risk, including interest rate risk, liquidity risk and the risks of being a lender.

Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Certain Accounts may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, an Account assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which an Account intends to invest may not be rated by any nationally recognized rating service.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Accounts. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, an Account could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Account could be held liable as co-lender. It is unclear whether loans and other forms of indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Accounts rely on TCIM’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Accounts.

Loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Consequently, some loans may be difficult or impossible to dispose of readily at what TCIM believes to be a fair price. In addition, valuation of illiquid loans involves a greater degree of judgment in determining an Account’s NAV than if that value were based on available market quotations, and could result in significant variations in the Account’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of loans develops, the liquidity of these instruments is expected to improve. However, from time to time, loans may be illiquid. Investment in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by an Account.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, an Account has direct recourse against the corporate borrower, the Account may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Account were determined to be subject to the claims of the agent bank’s general creditors, the Account might incur certain costs and delays in realizing payment on a loan or

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loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If an Account does not receive scheduled interest or principal payments on such indebtedness, the Account’s share price and yield could be adversely affected. Loans that are fully secured offer an Account more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, an Account could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

Certain Accounts may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Account bears a substantial risk of losing the entire amount invested. The Accounts may make investments in loan participations and assignments to achieve capital appreciation, rather than to seek income.

For purposes of limits on an Account’s total assets invested in any one issuer and the amount of an Account’s total assets that are invested in issuers within the same industry, an Account generally will treat the corporate borrower as the “issuer” of indebtedness held by the Account. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Account and the corporate borrower, if the participation does not shift to the Account the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Account to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict an Account’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans are not traded on an exchange or similar market but through a secondary market comprised of dealers and other institutional participants. Loans are generally subject to extended settlement periods and may take more than seven days to settle. During this period, an Account may seek other sources of liquidity including the use of an overdraft facility with the Accounts’ custodian or by borrowing under a credit agreement to which the Accounts are parties.

Certain loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to an Account’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

To the extent permitted by applicable law, an Account may also make one or more direct loans, which may be secured or unsecured, to a commercial borrower (each, a “Direct Loan”). To the extent it makes a Direct Loan, an Account would negotiate the terms of such Direct Loan with the borrower pursuant to a private transaction. The Account will base its determination of whether or not to make a Direct Loan on, among other factors, TCIM’s assessment of the borrower’s creditworthiness, as well as any collateral received by the Account or recourse available to the Account in the event of untimely or non-payment of interest and repayment of principal to the Account. By making one or more Direct Loans, an Account would be exposed to the risk that the borrower will default or become insolvent. In such instances, the Account may lose money. Direct Loans also expose an Account to liquidity and interest rate risk. Direct Loans are not publicly traded, may not have a secondary market, and may be illiquid. The absence of a secondary market may impact an Account’s ability to sell and/or value its Direct Loans. An Account’s performance with respect to a Direct Loan will depend, in part, on the Account’s (or TCIM’s, on the Account’s behalf) ability to negotiate advantageous terms with a borrower.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Accounts may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of an Account’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, have lower overall liquidity and be more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

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An Account may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Account may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Negative Interest Rates. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In response to recent volatility and economic uncertainty, the U.S. Government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, as of the date of this SAI, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. Negative interest rates may become more prevalent among foreign (non-U.S.) issuers, and potentially within the U.S., and a period of low (including negative) interest rates could persist for a sustained period. To the extent an Account has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Account would generate a negative return on that investment.

A number of factors may contribute to debt instruments trading at a negative yield. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets, rules-based investment strategies, capital preservation, reduced volatility, or decreased investment opportunities. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, it is expected that investors may seek to reallocate assets to other income-producing assets such as investment-grade and high-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including an Account, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit an Account’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Convertible Securities. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,”

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which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by an Account will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Account’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen an Account’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in an Account losing a portion or all of its investment in such securities. In addition, an Account may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that an Account will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Accounts may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Accounts may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution non-affiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Social Choice Account, TCIM does not take into consideration whether the sponsor of an asset-backed security in which the Account invests meets the Account’s screening criteria. That is because asset-backed securities represent

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interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Account could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Account could not invest directly.

Mortgage Pass-Through Securities. Some of the Accounts may invest in mortgage pass-through securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Account’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Account may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, TCIM determines that the securities meet the Account’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Under the direction of FHFA, GNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform Mortgage-Backed Security (the “Single Security Initiative”), which would generally align the characteristics of FNMA and FHLMC certificates. The Single Security Initiative launched in June 2019, and is intended to maximize liquidity for both FNMA and FHLMC MBS in the “to-be-announced” market. While the initial effects of the issuance of a uniform Mortgage-Backed Security on the market for mortgage-related securities have been relatively minimal, the long-term effects that the Single Security Initiative may have on the market for mortgage-backed securities are uncertain.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Accounts may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of

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falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Accounts may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Accounts may enter into mortgage “dollar rolls” in which the Account sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Account loses the right to receive principal and interest paid on the securities sold. However, the Account would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Account compared with what such performance would have been without the use of mortgage dollar rolls. The Account will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon TCIM’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, an Account could receive securities with investment characteristics that are different than those originally sold by the Account, which may adversely affect the sensitivity of the Account to changes in interest rates.

Securities lending

Subject to the Accounts’ investment restrictions relating to loans of portfolio securities set forth above, certain Accounts may lend their securities. The Accounts may lend their securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of FINRA, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYDFS and SEC interpretations (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by an Account will generally be invested in high-quality short-term instruments, or in one or more Accounts maintained by the securities lending agent for the purpose of investing cash collateral, including a fund that qualifies as a “government money market fund” under the SEC rules governing money market funds. Investment of cash collateral in a fund that qualifies as a “government money market fund” will not be subject to any applicable ESG criteria of an Account. During the term of the loan, an Account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and an Account may lose money as a result of the investment of such collateral. In addition, an Account could suffer a loss if the loan terminates and the Account is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

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By lending its securities, an Account will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Account. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. The Account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and TCIM may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Account may pay reasonable fees to persons non-affiliated with the Account for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, an Account bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Account. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Account if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by an Account for securities loaned out by the Account will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction.

During the fiscal year ended December 31, 2020, the Agent for each applicable Account provided various services to the Account, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the Account at loan termination.

For the fiscal year ended December 31, 2020 for the following Accounts, the table below reflects the dollar amounts of income received and the compensation paid to an Agent, including any share of revenue generated by the securities lending program paid to an Agent (“revenue split”), related to the securities lending activities of each such Account in existence during the period:

			Fees and/or compensation for securities lending activities and related services

	Account	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Stock Account	$29,653,624	$2,182,624	$—		$—	$—	$2,370,819	$—	$4,553,443	$25,100,181
	Global Equities Account	5,127,982	392,211	—		—	—	225,342	—	617,553	4,510,429
	Growth Account	2,674,648	179,273	54,499		—	—	379,232	—	613,004	2,061,644
	Equity Index Account	3,086,292	218,080	69,443		—	—	290,846	—	578,369	2,507,923
	Social Choice Account	2,852,134	209,195	50,742		—	—	186,455	—	446,392	2,405,742

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of an Account or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Account may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact an Account’s credit and counterparty risks.

Repurchase agreements

Repurchase agreements are one of several short-term vehicles the Accounts can use to manage cash balances effectively. In a repurchase agreement, the Account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Account entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account’s seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Account will enter into

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repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by TCIM and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Account entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Account. In such event, the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Currency transactions

The value of an Account’s assets (other than the Money Market Account) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Account may incur costs in connection with conversions between various currencies. To manage the impact of such factors on AUVs, the Accounts (other than the Money Market Account) may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let TCIM “lock in” exchange rates when buying or selling foreign securities on behalf of the Accounts. The Accounts will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, an Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Accounts (other than the Money Market Account) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts (other than the Money Market Account) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supra-national entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if TCIM’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Account

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will have flexibility to rollover the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

Swap transactions

Each Account (other than the Money Market Account) may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, an Account may be able to protect the value of a portion of its portfolio against declines in market value. Each Account (other than the Money Market Account) may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. An Account may act as either the buyer or the seller of a credit default swap. An Account may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, an Account buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow an Account to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Account, the Account must be prepared to make such payments when due. If the Account is the credit default protection seller, the Account will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Account is the credit default protection buyer, the Account will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Account is the protection seller, the Account must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Account by the credit default protection buyer. Any loss would be offset by the premium payments the Account receives as the seller of credit default protection.

While the Accounts will only enter into swap transactions with counterparties TCIM considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the Account entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Account will succeed when pursuing its contractual remedies. To minimize an Account’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and, under current regulatory requirements, an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account’s custodian. Under current regulatory requirements, to the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated accounts” below.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of an Account and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Account to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in an Account and its counterparties posting higher amounts for uncleared swaps.

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In addition to other swap transactions, certain Accounts may purchase and sell Contracts for Difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable an Account to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, an Account could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, an Account might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Account would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Account’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Accounts may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Accounts may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other CDS or CDX transactions. In addition, there may be disputes between the buyer and seller of a CDS agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

Swap agreements may be illiquid and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid investments” above.

To the extent that there is an imperfect correlation between the return on an Account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Account’s financial risk. No Account will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. The Accounts (other than the Money Market Account) may engage in swap transactions to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Account, to manage their cash flow more efficiently and to seek to increase total return.

Segregated accounts

In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which an Account incurs an obligation to make payments in the future, under current regulatory requirements, the Account involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Under Rule 18f-4, a registered investment company’s derivatives exposure is limited through a value-at-risk test and the Rule requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) would not be subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 will be required in August 2022. As the Accounts come into compliance with Rule 18f-4, the Accounts’ approach to asset segregation and coverage requirements will be impacted because, in connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments, effective as of the compliance date for the Rule. Rule 18f-4 could limit an Account’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Account.

Investment companies

Investment Companies. Subject to certain exceptions and limitations, an Account may invest up to 5% of its assets in any single non-affiliated investment company and up to 10% of its assets in all other non-affiliated investment companies in the aggregate. However, no Account can hold more than 3% of the total outstanding voting stock of any single investment company. When an Account invests in another investment company, it bears a proportionate share of expenses charged by the investment

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company in which it invests. Additionally, an Account may invest in other non-affiliated investment companies such as exchange-traded funds (“ETFs”), for cash management and other purposes, subject to the limitations set forth above. An Account may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. Compliance with these regulatory changes will be required by January 2022. These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact each Account’s investment strategies and operations.

Exchange-Traded Funds. Additionally, certain Accounts may invest in other types of investment companies, which may include ETFs for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, an Account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their AUV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, an Account’s purchases of ETF shares generally are subject to the limitations on an Account’s investments in other investment companies, which are described above under the heading “Investment companies.” As with other investment companies, when an Account invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, an Account will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Account.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). An Account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, an Account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and an Account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When an Account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, an Account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by an Account, and not a fixed-income investment.

Foreign investments

As described more fully in the Prospectus, certain of the Accounts may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus and below, there are a number of country-

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or region-specific risks and other considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

On December 31, 2020, foreign investments (including securities held as collateral for securities lending) represented the following percentages of market value for each Account:

Stock Account	30.3%

Global Equities Account	43.3

Growth Account	5.0

Equity Index Account	0.6

Bond Market Account	13.0

Inflation-Linked Bond Account	0.1

Social Choice Account	25.4

Money Market Account	0.0

To meet an Account’s investment objective, the Board of Trustees or its Investment Committee can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF’s charter.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies have lower overall liquidity and are more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Account generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by an Account in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Account’s portfolio and the Account’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Account has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although TCIM endeavors to achieve the most favorable net results on the Accounts’ portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Account to make intended security purchases due to settlement problems could cause the Account to miss attractive investment opportunities. Losses to the Account due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Account’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Account’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Account.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Account’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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Investment and repatriation restrictions

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially emerging market countries) and increase the cost and expenses of Accounts investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Accounts invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Accounts could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes

The dividends and interest payable on certain of the Accounts’ foreign portfolio securities may be subject to foreign withholding and, in some other cases, other taxes, thus reducing the net amount of income available for distribution to the Accounts’ participants.

Emerging market securities

TCIM considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market.

Emerging markets

Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which could affect an Account’s ability to evaluate potential portfolio companies; (iv) certain national policies that may restrict an Account’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; (xiv) limited legal remedies for investors in emerging markets (including derivative litigation) and a limited ability of U.S. authorities (e.g., SEC and U.S. Department of Justice) to bring actions against bad actors; and (xv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Accounts may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The risks outlined above are often more pronounced in “frontier markets” in which an Account may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other protectionist measures imposed or negotiated by

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the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the AUV of an Account. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the AUV of an Account to decline.

Investment in Canada. The United States is Canada’s largest trading partner and foreign investor, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (“USMCA”) (which replaced the North American Free Trade Agreement (“NAFTA”) effective July 1, 2020) has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the 2008–2009 worldwide economic downturn. The Canadian economy has shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar from time to time may negatively affect Canada’s exporting industries. Decreasing imports from Asian and European Union (“EU”) producers, new or changing trade regulations, changes in exchange rates or a recession of the Chinese or EU economies may have an adverse impact on the economy of Canada.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a separatist party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The EU is an intergovernmental and supra-national union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (“EMU”)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member states generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank and, as a result, EMU member states are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies continue to adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. High unemployment could pose political risk. One or more member states might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU relate to its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Any or all of these challenges may affect the value of an Account’s investments economically tied to the EU.

The EU has been extending its influence to the south and east. For former Iron Curtain member states, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

In addition, certain member states in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Stability Facility. The European Central Bank has also intervened to purchase eurozone debt in order to seek to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious

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concern to policy makers. Although economic conditions vary among EU member states, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member states.

In addition, many EU members suffered severe economic declines during and after the 2008–2009 worldwide economic downturn. These declines led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some EU member states required external assistance to meet their obligations, and all of these member states run the risk of default on their debt, possible bailout by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Certain of the larger European economies have shown limited signs of recovery from the 2008–2009 worldwide economic downturn; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses and doubts about the sustainability of the EMU. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the future.

Further, it is possible that the euro could be abandoned in the future by EU member states that have already adopted its use, and the effects of such an abandonment or a member state’s forced expulsion from the euro on that member state, on the EMU, and on global markets are impossible to predict and could be negative. The exit of any member state out of the euro would likely have a significant destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

In a June 2016 referendum, citizens of the UK voted to leave the EU. On January 31, 2020, the UK withdrew from the EU. Negotiators representing the UK and EU came to a trade agreement on December 24, 2020, which remains subject to approval by the EU Parliament. The agreement, if approved, would leave many aspects of the UK-EU trade relationship subject to further negotiation. Notwithstanding this agreement, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and the framework will likely continue to develop as the UK continues to negotiate different aspects of the trading arrangement. It is not possible to anticipate the longer term impact to the economic, legal, political, regulatory and social framework that will result from any agreements between the UK and the EU. In addition, such agreements may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time.

The impact of the UK’s withdrawal on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK’s withdrawal from the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union and may cause additional market disruption globally and introduce new legal and regulatory uncertainties. It may also have a negative impact on the economy and currency of the UK as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The UK’s withdrawal could result in lower growth for companies in the UK, EU and globally, which could have an adverse effect on the value of an Account’s investments. An Account may make investments in the UK (during the transition period and afterwards), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Any or all of these challenges may affect the value of an Account’s investments economically tied to the UK or EU and may have an adverse effect on the Account’s performance. Additionally, the willingness or ability of financial and other counterparties to enter into transactions may be affected by the UK’s withdrawal.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in 2008 and Ukraine beginning in 2014. As a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and financial institutions. Eastern European markets will be significantly affected by the fiscal and monetary controls of the EMU. Changes in regulations on trade, decreasing imports or

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exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

Investment in Saudi Arabia. The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. Investments in Saudi Arabia are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.

Saudi Arabian issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.

The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect an Account. An Account may be unable to obtain or maintain the required licenses, which would affect the Account’s ability to buy and sell securities at full value. Additionally, an Account’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact an Account.

An Account’s ability to invest in Saudi Arabian securities depends on the ability of TCIM and/or the Account to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, an Account as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of TCIM or an Account losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Account.

Investment in Russia. Russia has experienced political, social and economic turbulence as a result of decades of Communist rule. In addition, there is a heightened risk of political corruption and weak and variable government oversight. To date, many of the country’s economic reform initiatives have not yet been implemented or successful. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with drastically different political and economic policies that would be detrimental to the interests of foreign investors.

Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the less developed state of Russia’s banking system and its settlement, clearing and securities registration processes as compared to more developed markets. With the implementation of the National Settlement Depository in Russia (“NSD”) as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. To the extent that an Account suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Account to enforce its rights or otherwise remedy the loss.

There is little long-term historical data on the Russian securities market because it is relatively new, and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

The United States and the regulatory bodies of certain other countries, as well as the EU, imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian corporate entities. The United States enacted a law that codified and expanded existing sanctions against Russia and also authorized new sanctions. The EU could also broaden, strengthen and/or otherwise change existing sanctions. These sanctions, or even the threat of further sanctions, could impair an Account’s ability to invest in securities it views as attractive investment opportunities or to sell securities or other financial instruments as needed to meet shareholder redemptions. Such sanctions may result in the decline of the value and liquidity profile of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, or impair the market for depositary receipts tied to

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such securities. Sanctions could also result in Russia taking countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities or depositary receipts tied to Russian securities.

Investment in Latin America. The history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is becoming well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The 2008–2009 worldwide economic downturn and the effects of the COVID-19 pandemic weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery and have entered into regional trade agreements.

For example, NAFTA has facilitated economic and financial integration among the United States, Canada and Mexico. However, uncertainty regarding the recently ratified USMCA (which replaced NAFTA effective July 1, 2020) may have a significant and adverse impact on Mexico’s outlook and the value of an Account’s investments in securities economically tied to Mexico. More broadly, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Thus, there can be no assurance that any recent growth will be sustained and that Latin American countries will not face further recessionary pressures.

Most Latin American countries have experienced, at one time or another, and including for some, recently, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political instability in Venezuela has resulted in social unrest and a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the market for Latin American securities. Latin American economies that depend on foreign credit and loans may also face significant economic difficulties if the U.S. Federal Reserve continues to raise interest rates, which could potentially jeopardize various countries’ ability to service debt obligations or to service such obligations in a timely manner. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed countries. Since the early 2000s, Japan’s economic growth rate has remained low relative to other advanced economies and may remain low in the future. The Japanese economy is heavily reliant on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole. Japan is also heavily dependent on oil and other commodity imports, and higher commodity

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prices could therefore have a negative impact on the Japanese economy. Although Japan has recently worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels, there is no guarantee that this trend will continue. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. The Japanese stock market has also experienced wild swings in value over time and has often been considered significantly overvalued.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. The successful financial sector reform coincided with a Japanese economic recovery, which had set the stage for a comparatively brighter outlook for Japanese companies. However, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may affect Japan’s economic competitiveness.

Japan is susceptible to natural disasters such as earthquakes and tsunamis, and an Account’s investment in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, regional conflicts and government corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The 2008–2009 worldwide economic downturn spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the 2008–2009 worldwide economic downturn also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Unlike in the United States, the currencies of certain Asian countries are not determined by the market but are instead managed at artificial levels to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

Asian countries have historically been prone to natural disasters, such as droughts, floods and tsunamis, and the region’s economies may be affected by such environmental events in the future. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on an Account’s investments in the region. An Account’s investment in or exposure to Asian countries is, therefore, subject to the risk of such events.

By investing in securities or instruments that are economically tied to the People’s Republic of China (“PRC”) excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure or other developing market Asian countries, an Account is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. In many Asian securities markets, including but not limited to the PRC qualified foreign institutional investors program (“FII” program, including the qualified foreign institutional investor (“QFII”) program based on recent PRC regulatory developments), there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region. Brokers in developing market Asian countries typically are fewer in number and less well capitalized than brokers in the United States. A number of Asian companies are also highly dependent on foreign loans for their operation, which could impose strict repayment term schedules and require significant economic and financial restructuring. In addition, there is a lack of clarity in the laws and regulations in certain Asian countries compared to more developed international markets, and there could potentially be a lack of consistency in interpreting and applying the relevant regulations. These factors may severely restrict an Account’s ability to pursue its investment objective or strategies, may result in fewer investment opportunities for an Account and may have an adverse impact on the investment performance of an Account.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Including those risks associated with investing in emerging markets, an Account’s investment in or exposure to the PRC is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the relatively small size and absence of operating history of many Chinese companies; (c) the potential for extensive government intervention in the economy as a whole or with respect to specific issuers; (d) uncertainty and potential changes with respect to the rules and regulations of market access programs through which investments in the PRC are made; and (e) uncertainty with respect to the government’s commitment to continue with its economic reforms. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present

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a risk to an Account’s investment in either the PRC or Taiwan. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to an Account’s investment in the PRC or Hong Kong.

There also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the FII program, which is a market access program through which PRC investments are made available, there are certain regulatory restrictions imposed, particularly on (without limitation) investment scope, repatriation of accounts, foreign shareholding limit and account structure. Although the relevant regulations have recently been revised to relax regulatory restrictions on the onshore capital management by FIIs (including removing the investment quota limit and simplifying routine repatriation of investment proceeds), it is a new development and is therefore subject to uncertainties as to whether and how it will be implemented in practice, especially at this early stage. As a result of PRC regulatory requirements, an Account may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time. Under certain instances, such involuntary liquidations may result in losses for an Account. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of an Account’s investments.

The PRC has historically been prone to natural or human disasters such as droughts, floods, pandemics, epidemics, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. An Account’s investment in the PRC is, therefore, subject to the risk of such events.

In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in the PRC, there is the risk that material accounting and financial information about PRC issuers may be unavailable or unreliable.

China A-Shares and China Stock Connect Risk. The following risks are in addition to the risks described under “Investment in Asia Other Than Japan” and “Emerging Markets.” Certain Accounts may invest in eligible renminbi-denominated shares of mainland China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (referred to as “China A-Shares”) through the Shanghai and Shenzhen–Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect allows non-Chinese investors (such as the Accounts) to purchase certain PRC-listed equities via brokers in Hong Kong. There are significant risks and limitations inherent in investing in China A-Shares through Stock Connect. For example, an Account’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Further, the list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, an Account invested in such China A-Shares issue traded through Stock Connect may only sell, not buy, the China A-Shares issue, which may adversely affect the Account’s investment strategy.

Stock Connect is not subject to individual investment quotas but market-wide daily and aggregate investment quotas apply to all Stock Connect participants. Once a daily quota limit is reached, orders to purchase additional China A-Shares of such issuance through Stock Connect will be rejected. Such quotas, which are subject to change from time to time, may restrict or preclude an Account from investing in China A-Shares on a timely basis, which could affect the Account’s ability to effectively pursue its investment strategy. Further, an investor cannot purchase and sell the same security on the same trading day, which may restrict an Account’s ability to invest in China A-Shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. In addition, because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when an Account is unable to add to or exit its position, which could adversely affect the Account’s investment performance. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect (or to permit such issues to suspend trading) in response to certain market conditions. Stock Connect trades are settled in renminbi (“RMB”) and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect regulations provide that investors enjoy the rights and benefits of Shanghai Stock Exchange equities purchased through Stock Connect, but the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (“HKSCC”), as nominee for investors. An Account’s ownership of China A-Shares will be reflected on the custodian’s records but the Account itself will have only beneficial rights in such China A-Shares, and the mechanisms that beneficial owners may use to enforce their rights are untested. For instance, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. An Account may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, an Account will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Taken together with Stock Connect’s omnibus clearing structure, this

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structure may limit TCIM’s ability to effectively manage an Account and may expose the Account to the credit risk of its custodian or to greater risk of expropriation. While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply.

Additionally, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. China A-Shares traded via Stock Connect are subject to risks associated with the legal and technical framework of Stock Connect. The trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and are continuing to evolve. If relevant Stock Connect systems fail to function properly, trading in China A-Shares on Stock Connect could be disrupted. Further, in the event of high trading volume or unexpected market conditions, Stock Connect may be available on a limited basis.

China Bond Connect Risk. There are risks associated with an Account’s investment in Chinese government bonds and other PRC-based debt instruments traded on the China Interbank Bond Market (“CIBM”) through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and the PRC that enables Hong Kong and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect an Account’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to an Account. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as an Account) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. An Account’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects an Account to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Account may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, an Account may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, an Account’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. An Account will not benefit from access to Hong Kong investor compensation accounts, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when an Account is unable to add to or exit its position and, therefore, may limit the Account’s ability to trade when it would be otherwise attractive to do so.

The Bond Connect program is relatively new and may be subject to further interpretation, guidance and regulatory change. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. An Account’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on an Account’s performance.

Potential lack of liquidity due to low trading volume of certain Account investments in securities through Bond Connect may result in prices of certain fixed-income securities traded on such market fluctuating significantly, which may expose an Account to liquidity risks. The bid and offer spreads of the prices of securities through Bond Connect may be large, and the Accounts may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.

Depositary receipts

Certain Accounts can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

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ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Account acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Account would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Account will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Other investment techniques and opportunities

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

TCIM may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing an Account’s overall return, irrespective of how these actions may affect the weight of the particular securities in the Account’s portfolio.

Each of the Accounts may invest up to 15% of its total assets in repurchase agreements of more than seven days and other illiquid securities that may not be readily marketable except for the Stock Account and Money Market Account, each of which has a 10% limit on such investments. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

Special Risks Related to Cyber Security. With the increased use of technologies such as the internet to conduct business, the Accounts and their service providers (including, but not limited to, the Accounts’ custodian, transfer agent and financial intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Accounts’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on an Account or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on CREF’s or an Account’s systems.

Cyber security failures by TCIM or its affiliated investment advisers, other service providers, or the issuers of the portfolio securities in which an Account invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, including a reduction in AUV, interference with the Accounts’ ability to calculate their AUVs, barriers to trading, Account participants’ inability to transact business with an Account, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Accounts and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. The Accounts may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The Accounts and their participants could be negatively impacted by such attacks or incidents. Although TCIM and its affiliated investment advisers have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the Accounts, TCIM or its affiliated investment advisers or an Account’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the Accounts cannot directly control the cyber security plans or systems implemented by its service providers or issuers in which they invest.

Portfolio turnover

The transactions an Account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves

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correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account’s participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or Account operations make a sale advisable. The Accounts have no fixed policy with respect to portfolio turnover.

For the year ended December 31, 2020, the portfolio turnover rates of two Accounts significantly changed from portfolio turnover rates in 2019 as a result of a variety of factors.

The CREF Social Choice Account’s portfolio turnover increased to 100% for the twelve-month period ended December 31, 2020 as compared to 52% for the twelve-month period ended December 31, 2019. The increase in portfolio turnover was primarily due to heightened volatility in the equity and fixed-income markets resulting in elevated trading activity in order to rebalance the Account’s holdings back to their target allocations.

The CREF Bond Market Account’s portfolio turnover increased to 135% for the twelve-month period ended December 31, 2020 as compared to 85% for the twelve-month period ended December 31, 2019. The increase in portfolio turnover was primarily attributable to an increase in the level of mortgage dollar roll (“MDR”) positions. MDRs are bought and sold every month, which contributes to higher turnover rates.

No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

Valuation of assets

The assets of the Accounts are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Account investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (generally 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and ask prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time the Account’s AUV is calculated.

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Account for purposes of calculating the AUV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when the Account’s AUV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Account uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the Account may cause the AUV of the Account’s units to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived

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utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Account), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

Special valuation procedures for the Money Market Account

The Money Market Account’s portfolio securities are valued on an amortized cost basis. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Account’s investment objective, to stabilize the AUV for purposes of sales and redemptions. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the AUV calculated by using available market quotations deviates by more than ¼ of one percent from the amortized cost price. In the event such deviation should exceed ¼ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from the amortized cost price per unit may result in material dilution or other unfair results to new or existing participants, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Account; (3) withholding or reducing dividends; or (4) utilizing an AUV determined from available market values. Even if these steps were taken, the Money Market Account’s AUV might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by an Account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Account’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the Account writes a call option, the amount of the premium is included in the Account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the Account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees (except for the Money Market Account, which uses amortized cost). For more information about the Accounts’ fair value pricing procedures, see “How We Value Assets” in the Prospectus.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Account’s portfolio holdings to third parties, other than disclosures of Accounts’ portfolio holdings that are consistent with the best

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interests of Account participants. Account portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Account’s market value. As a general rule, except as described below, the Accounts and TCIM will not disclose each Account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Accounts and TCIM may disclose Account portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Account, in compliance with SEC regulations, the Account posts on its website (www.tiaa.org) the Account’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Account’s website for at least six calendar months.

CREF and TCIM may disclose each Account’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of any Account may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to Account performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Account portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of CREF’s Chief Compliance Officer, a Director in Funds Compliance, or an individual employed by TCIM holding the title of Vice President and Associate General Counsel or above.

• Account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and TCIM that includes provisions restricting trading on the information provided.

• Account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Accounts’ portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, TIAA Investments, a Managing Director who is a direct report to the Chief Investment Officer; or above; and

• approved by an individual holding the title of Managing Director and Associate General Counsel or above; and

• reported to the Account’s and TCIM’s Chief Compliance Officer; and

• subject to a written confidentiality agreement between the recipient and TCIM under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Account invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the Chief Compliance Officers’ annual compliance reviews with the Board and of TCIM, and the Board will receive a current copy of the procedures for its review and approval.

Currently, the Accounts have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Accounts’ portfolio holdings disclosure policy, their portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; Donnelley Financial Solutions; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc.; Sherpa Funds Technology Pte Ltd; and the lenders under the Accounts’ credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street Bank and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, New York Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, N.A.; The Bank of New York Mellon; U.S. Bank National Association; Bank of Montreal, Chicago Branch; and Wells Fargo Bank, N.A.). The Accounts’ portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Accounts, TCIM or their affiliates as part of these arrangements to disclose portfolio holdings of the Accounts.

In addition, occasionally CREF and TCIM disclose to certain broker-dealers each Account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Accounts’ portfolio management and trading strategies. These disclosures are done in accordance with the Accounts’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Accounts’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Accounts or counsel to the Accounts’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Accounts’ operations. Also, State Street Bank and Trust Company, as the Accounts’ custodian, fund accounting agent and

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securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the Accounts’ assets. Disclosure may also be made to other affiliates and service providers of the Accounts or TCIM, including distributors, pricing vendors, financial printers and proxy voting agents, to the extent such disclosure is necessary for them to fulfill their obligations to the Accounts.

The entities to which the Accounts voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Accounts, to maintain the confidentiality of the information disclosed. There can be no assurance that the Accounts’ policies and procedures regarding selective disclosure of the Accounts’ holdings will protect the Accounts from potential misuse of that information by individuals or entities to which it is disclosed.

The Accounts send summaries of their portfolio holdings to participants semiannually as part of the Accounts’ annual and semiannual reports. Complete portfolio holdings are also filed with the SEC through Form N-CSR and Form N-PORT. Portfolio holdings information filed on Form N-CSR and on Form N-PORT (for the last month of each fiscal quarter) is available on and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter. With respect to the Money Market Account, complete portfolio holdings are filed with the SEC on a monthly basis through Form N-MFP and are made publicly available on the SEC’s website approximately five business days after the end of each month. In addition, the Money Market Account posts on its website, no later than the fifth business day of the month, a schedule of its portfolio investments as of the last business day of the previous month. You can request more frequent portfolio holdings information, subject to the Accounts’ policy as stated above, by writing to CREF at P.O. Box 4674, New York, NY 10164.

In addition, TCIM has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits TCIM and/or TIAA-CREF Individual & Institutional Services LLC (“Services”) to provide oral or written information about the Accounts, including, but not limited to, how each Account’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Account performance including the attribution of each Account’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of each Account or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on each Account’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Account, persons considering investing in the Account, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While TCIM and/or Services will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact CREF for information about obtaining Portfolio Data. TCIM and/or Services may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if TCIM and/or Services believes the release of such Portfolio Data may be harmful to the Account.

Advisors, an affiliate of TCIM, serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Accounts, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Accounts. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Accounts’ execution of purchase and sale transactions.

Management of CREF

The Board of Trustees

CREF is governed by its Board, which oversees CREF’s business and affairs. The Board delegates the day-to-day management of the Accounts to TCIM and the officers of CREF (see below).

Board leadership structure and related matters

The Board is composed of ten trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Accounts as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, CREF’s officers and other management personnel, and counsel to the independent

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Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of CREF does not serve on the Board.

The Board meets periodically to review, among other matters, the Accounts’ activities, contractual arrangements with companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios. The Board holds regularly scheduled meetings each year and may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each regularly scheduled meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) non-standing committees (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee). The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for CREF in light of, among other factors, the asset size and nature of CREF and the Accounts, the number of Accounts overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Accounts’ operations, the number of Trustees, and the Board’s responsibilities.

CREF is part of the TIAA-CREF Fund Complex, which includes the 8 Accounts within CREF, the 68 funds within TCF, the 11 series of TCLF and the single portfolio within VA-1. All of the persons that serve on the respective Boards of Trustees of TCF and TCLF and the Management Committee of VA-1 also serve on, and the same person serves as Chairman of, the Board.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of CREF based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting participant interests; and willingness and ability to commit the time necessary to perform the duties of Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of CREF and other funds in the TIAA-CREF Fund Complex. The Board seeks representative diversity within its membership and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Board to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the “Disinterested Trustees” table included herein. The table includes, for each Trustee, positions held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain directorships and certain other positions held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of CREF and the Accounts is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for CREF and the Accounts. The Board recognizes that it is not possible to identify all of the risks that may affect CREF and the Accounts or to develop procedures or controls that eliminate CREF’s and the Accounts’ exposure to all of these risks.

In general, an Account’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to CREF and the Accounts. In addition, under the general oversight of the Board, TCIM, the investment adviser and administrator for each Account as well as the administrator of the Accounts’ Liquidity Risk Program, and other service providers to the Accounts have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Accounts. Different processes, procedures and controls are employed with respect to different types of risks.

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The Board also oversees risk management for CREF and the Accounts through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of CREF and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of CREF, senior officers of TCIM and its affiliates (collectively, “TIAA”), and the Accounts’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from TCIM with respect to the investments and securities trading of the Accounts. At least annually, the Board receives a report from the Accounts’ CCO regarding the effectiveness of the Accounts’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from management in connection with the Board’s consideration of the renewal of CREF’s investment management agreement with TCIM and CREF’s distribution plan under Rule 12b-1 under the 1940 Act. In addition, on an annual basis, TCIM, in its capacity as Liquidity Risk Program administrator pursuant to applicable SEC regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of the Accounts’ Liquidity Risk Program.

Officers of CREF and officers of TIAA and its affiliates also report to the Audit and Compliance Committee on CREF’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Accounts’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from CREF’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from CREF officers and from account management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from TCIM and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to CREF, either directly or through CREF’s officers, TCIM personnel or other management personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from TCIM with respect to the investments, securities trading, portfolio liquidity, voting of proxies of the Accounts’ portfolio companies, ESG criteria used by the Social Choice Account and other portfolio management aspects of the Accounts.

The CREF Oversight Committee routinely monitors various aspects of the CREF product, including its annuity features and expense allocation processes and methodologies. In addition, the CREF Oversight Committee oversees matters related to CREF’s structure, operations and marketing.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the standing committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

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Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships and positions held

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Four-year term. Trustee since 2018.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002). Mr. Boateng has particular experience in investments, pensions, and public finance.	88	Board member, Lumina Foundation and Waterside School; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance and public economic policy.	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC; Member of the Executive Board, American Economic Association.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Four-year term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	88	Director, Commonwealth (non-profit organization).

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Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships and positions held
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Four-year term. Trustee since 2011. Chairman for term ending July 1, 2021. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	88

Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Four-year term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	88	Director, National Bureau of Economic Research; Trustee, Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Four-year term. Trustee since 1991.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development. He is designated as an audit committee financial expert.

				88	Director, TheraTrue Inc.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Four-year term. Trustee since 2006.

Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin. President, (2019–2020), Vice President (2013–2018), Society of Financial Studies. President (since 2020), Vice President (2019–2020), American Finance Association.

Prof. Starks has particular experience in education, finance, mutual funds and retirement systems.

				88	Texa$aver Product Committee Member, Employees Retirement System of Texas.

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Officers

The table below includes certain information about the officers of CREF, including positions held with CREF, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.

Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.

David Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.

Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.

Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.

Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Executive Vice President, Deputy Chief Legal Officer, TIAA and Senior Managing Director, Senior General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer (since 2020), Principal Accounting Officer (since 2020) and Treasurer since 2017.

Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

44     Statement of Additional Information  ■  College Retirement Equities Fund

Equity ownership of Trustees

The following chart includes information relating to equity securities that are beneficially owned by CREF trustees in CREF and in all registered investment companies in the same “family of investment companies” as CREF as of December 31, 2020. At that time, CREF’s family of investment companies included CREF, TCF, TCLF and VA-1 (the “TIAA-CREF Fund Complex”).

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

Forrest Berkley	Growth Account: Over $100,000	Over $100,000
Money Market Account: Over $100,000

Joseph A. Boateng	None	Over $100,000
1

Janice C. Eberly	None	Over $100,000

Nancy A. Eckl	Global Equities Account: Over $100,000	Over $100,000
Growth Account: Over $100,000
Stock Account: Over $100,000

Michael A. Forrester	None	Over $100,000

Howell E. Jackson	Bond Market Account: $1–10,000	Over $100,000
Global Equities Account: $10,001–50,000
Growth Account: $1–10,000
Social Choice Account: Over $100,000
Stock Account: Over $100,000

Thomas J. Kenny	Money Market Account: Over $100,000	Over $100,000

James M. Poterba	Equity Index Account: Over $100,000	Over $100,000
Global Equities Account: Over $100,000
Social Choice Account: Over $100,000
Stock Account: Over $100,000

Maceo K. Sloan	Equity Index Account: Over $100,000	Over $100,000
Global Equities Account: Over $100,000
Growth Account: Over $100,000
Social Choice Account: Over $100,000
Stock Account: Over $100,000

Laura T. Starks	Bond Market Account: Over $100,000	Over $100,000
Equity Index Account: $10,001–50,000
Global Equities Account: Over $100,000
Social Choice Account: $10,001–50,000
Stock Account: Over $100,000

College Retirement Equities Fund  ■  Statement of Additional Information     45

Trustee and officer compensation

The following table shows the compensation received from CREF and the TIAA-CREF Fund Complex by each non-officer Trustee for the year ended December 31, 2020. CREF’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of this chart, the TIAA-CREF Fund Complex consists of CREF, TCF, TCLF and VA-1, each a registered investment company.

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$194,673.18	$49,906.62	$370,000.00
	Joseph A. Boateng	179,644.15	49,906.62	360,000.00
	Janice C. Eberly[3]	194,654.50	49,906.62	380,000.00
	Nancy A. Eckl	229,626.49	49,906.62	430,000.00
	Michael A. Forrester[3]	194,635.83	49,906.62	390,000.00
	Howell E. Jackson[3]	235,904.50	49,906.62	421,250.00
	Thomas J. Kenny[3]	240,321.05	49,906.62	476,500.00
	James M. Poterba[3]	219,626.49	49,906.62	420,000.00
	Maceo K. Sloan	195,395.75	49,906.62	391,500.00
	Laura T. Starks	195,395.75	49,906.62	391,500.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2020, Mr. Berkley elected to defer $270,000, Prof. Eberly elected to defer $280,000, Mr. Forrester elected to defer $290,000, Prof. Jackson elected to defer $32,125, Mr. Kenny elected to defer $94,125 and Prof. Poterba elected to defer $320,000 of total compensation from the TIAA-CREF Fund Complex.

Compensation is paid to the Trustees based on each Trustee’s service as a member of the Board of Trustees of CREF, TCF and TCLF and as a member of the Management Committee of VA-1, and Trustee compensation expenses are allocated among each of the Accounts of CREF, the Funds of TCF and TCLF and the single portfolio of VA-1, as applicable. Effective January 1, 2021, Trustee compensation is based on the following rates: an annual retainer of $210,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 for the Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $100,000; and an annual committee retainer of $20,000 for the Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

Effective January 1, 2020 through December 31, 2020, Trustee compensation was based on the following rates: an annual retainer of $200,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $100,000; and an annual committee retainer of $20,000 ($30,000 for the Operations Committee and Audit and Compliance Committee).

The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Trustees may also continue to receive special, working group or ad hoc committee fees, or related chair fees, as determined by the Board. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $100,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. After the Trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

CREF has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, CREF’s Trustees shall cease to be members of the Board and resign their positions effective no later than the completion of the last scheduled in-person meeting of the Board while such persons are 72 years of age. Such requirement may be waived with respect to one or more

46     Statement of Additional Information  ■  College Retirement Equities Fund

Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations and whose charters are available upon request:

(1) An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Accounts’ independent registered public accounting firm. During the fiscal year ended December 31, 2020, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Kenny, Mr. Sloan and Prof. Starks. Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2) An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Accounts’ investments, the voting of proxies of the portfolio companies of the Accounts and reviewing ESG criteria used by certain Accounts. During the fiscal year ended December 31, 2020, the Investment Committee held seven meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Mr. Boateng, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Prof. Poterba and Prof. Starks.

(3) A CREF Oversight Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for cost allocations to and other unique aspects of, CREF, matters related to CREF’s structure, operations and marketing, and coordination of the CREF Liaisons. (The “CREF Liaisons” are the personnel designated and assigned by management, in consultation with the Board, with responsibility for advocating on behalf of CREF with respect to ongoing expense allocation determinations.) During the fiscal year ended December 31, 2020, the CREF Oversight Committee held four meetings. The current members of the CREF Oversight Committee are Prof. Jackson (chair), Mr. Berkley, Ms. Eckl and Prof. Poterba.

(4) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal year ended December 31, 2020, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

(5) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of CREF, including nominating certain Accounts officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to CREF’s governing documents. During the fiscal year ended December 31, 2020, the Nominating and Governance Committee held seven meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Prof. Jackson, Mr. Kenny and Prof. Poterba.

(6) An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Accounts, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2020, the Operations Committee held four meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng, Mr. Forrester and Prof. Jackson.

(7) A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TCIM due to extraordinary circumstances. During the fiscal year ended December 31, 2020, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Trustee on the Board.

The Corporate Governance and Social Responsibility Committee was dissolved as of December 31, 2020. During the fiscal year ended December 31, 2020, the Corporate Governance and Social Responsibility Committee held four meetings. Prior to its dissolution, the members of the Corporate Governance and Social Responsibility Committee were Prof. Starks (chair), Mr. Boateng, Prof. Eberly and Mr. Sloan.

Participants can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of CREF. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

College Retirement Equities Fund  ■  Statement of Additional Information     47

Proxy voting policies

CREF has adopted policies and procedures to govern its voting of proxies of portfolio companies. CREF seeks to use proxy voting as a tool to promote positive returns for long-term participants. CREF believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of participants.

As a general matter, the Board has delegated to TCIM responsibility for voting proxies of the portfolio companies in accordance with the Board approved guidelines. Guidelines for voting proxy proposals are articulated in the TIAA Policy Statement on Responsible Investing, attached as an Appendix to this SAI.

TCIM has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA Policy Statement on Responsible Investing, these professionals then vote in a manner intended solely to advance the best interests of the participants. Occasionally, when a proposal relates to issues not addressed in the TIAA Policy Statement on Responsible Investing, TCIM may seek guidance from the Board or a designated committee thereof.

CREF and TCIM believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing CREF’s proxy voting (e.g., TCIM’s proxy voting professionals, a Trustee, or a senior executive of CREF, TCIM or TCIM’s affiliates) by TCIM’s legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., TCIM’s proxy voting professionals, a Trustee, or a senior executive of CREF, TCIM or TCIM’s affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

Investment advisory and related services

Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TCIM. TCIM is a subsidiary of TIAA, CREF’s companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”).

TIAA, an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds all of the shares of TIAA-CREF Asset Management LLC, which holds all of the shares of TCIM. TIAA also holds all the shares of Services, CREF’s distributor. All of the foregoing are affiliates of CREF and TCIM.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), Nuveen Asset Management, LLC (“Nuveen Asset Management”), Advisors and TCIM are each wholly owned subsidiaries of Nuveen. As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors, Nuveen Asset Management, Advisors and TCIM are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

TCIM manages the investment and reinvestment of the assets of each Account, subject to the oversight of the Board. The advisory personnel of TCIM perform all research, make recommendations, and place orders for the purchase and sale of securities. TCIM also provides or arranges for the provision of all portfolio accounting, custodial and related services for the assets of each Account. Under TCIM’s Investment Management Services Agreement, the Accounts reimburse TCIM for its expenses in rendering services to the Accounts absent TCIM’s willful misfeasance, bad faith or gross negligence. TCIM shares employees and other resources with other affiliates of TIAA, and the expenses of these employees and resources are allocated under a process that is described to and reviewed by the Board.

The table below reflects the total dollar amount of expenses attributable to investment advisory services for each Account for the last three fiscal years:

48     Statement of Additional Information  ■  College Retirement Equities Fund

Account	December 31, 2020	December 31, 2019	December 31, 2018
Stock Account	$104,272,053	$118,555,005	$125,226,390
Global Equities Account	15,880,437	12,274,305	21,801,059
Growth Account	12,313,567	9,909,662	10,172,381
Equity Index Account	3,020,541	2,575,439	2,967,644
Bond Market Account	7,715,146	7,318,102	12,343,207
Inflation-Linked Bond Account	1,661,577	1,328,057	1,536,048
Social Choice Account	7,389,664	5,924,941	6,160,437
Money Market Account	2,940,038	2,543,014	2,624,965

Administrative services

Administrative services have been provided pursuant to an Administrative Services Agreement with TIAA. The Administrative Services Agreement covers all administrative services in relation with the operation of CREF and each Account and the administration of any annuity contracts or certificates issued by CREF. TIAA has agreed to withhold (“waive”) a portion of the administrative expenses for each class of the Money Market Account to the extent needed to keep a class’s yield from being negative. TIAA may, for a period of three years after the date an amount was waived, recover from the Account a certain portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver. This limited waiver may be terminated at any time, but is likely to terminate sometime after June 30, 2021 and, in any event, will extend only through December 31, 2021. Upon expiration of the waiver, the total returns of each class of the Account would be lower, and could be negative, particularly if interest rates remain low at the time of the waiver’s expiration.

Prior to January 1, 2009 these administrative services were provided by Services, a subsidiary of TIAA. The table below reflects the total dollar amount of expenses attributable to administrative services for Class R1 of each Account for the last three fiscal years:

CLASS R1
Account	December 31, 2020	December 31, 2019	December 31, 2018
Stock Account	$39,907,593	$42,337,883	$41,458,158
Global Equities Account	10,269,315	10,650,363	9,980,894
Growth Account	16,504,340	15,012,531	13,705,317
Equity Index Account	11,047,185	11,294,758	10,536,240
Bond Market Account	6,914,295	6,503,915	5,794,527
Inflation-Linked Bond Account	3,302,745	3,040,419	2,749,297
Social Choice Account	7,038,115	6,947,547	6,393,453
Money Market Account	6,396,874	5,781,165	5,074,292

The table below reflects the total dollar amount of expenses attributable to administrative services for Class R2 of each Account for the last three fiscal years.

CLASS R2
Account	December 31, 2020	December 31, 2019	December 31, 2018
Stock Account	$59,338,300	$57,272,880	$58,744,244
Global Equities Account	12,249,354	11,421,944	11,320,573
Growth Account	18,066,302	15,071,641	14,564,494
Equity Index Account	11,702,814	10,878,215	10,600,040
Bond Market Account	9,038,721	8,023,224	7,457,996
Inflation-Linked Bond Account	3,901,956	3,516,932	3,306,462
Social Choice Account	9,686,761	8,306,380	7,868,716
Money Market Account	6,258,117	4,976,346	4,593,637

College Retirement Equities Fund  ■  Statement of Additional Information     49

The table below reflects the total dollar amount of expenses attributable to administrative services for Class R3 of each Account for the last three fiscal years.

CLASS R3
Account	December 31, 2020	December 31, 2019	December 31, 2018
Stock Account	$89,921,690	$90,581,791	$99,194,802
Global Equities Account	14,014,562	13,550,763	14,091,028
Growth Account	20,174,581	17,287,910	17,504,678
Equity Index Account	12,385,858	12,013,391	12,362,796
Bond Market Account	10,266,435	9,398,660	9,289,083
Inflation-Linked Bond Account	5,059,101	4,717,736	4,732,127
Social Choice Account	10,754,761	9,422,264	9,506,311
Money Market Account	8,431,548	6,945,146	6,741,428

Rule 12b-1 fees

The Board of Trustees of CREF has adopted a distribution plan with respect to Class R1, R2 and R3 units held by participants (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Account compensates Services for certain services that Services provides in connection with the promotion, distribution and/or shareholder servicing of Class R1, R2 and R3 units. An Account may pay Services under the Distribution Plan for services that include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of CREF’s variable annuity contracts as well as for shareholder servicing expenses. Payments by an Account under the Distribution Plan are calculated daily and paid monthly at the annual rate of (i) 0.160% of the average daily accumulation unit value of the Account for Class R1, (ii) 0.080% of the average daily accumulation unit value of the Account for Class R2, and (iii) 0.550% of the average daily accumulation unit value of the Account for Class R3.

TIAA has agreed to withhold (“waive”) a portion of the Rule 12b-1 distribution expenses for each class of the Money Market Account to the extent needed to keep a class’s yield from being negative. TIAA may, for a period of three years after the date an amount was waived, recover from the Account a certain portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver. This limited waiver may be terminated at any time, but is likely to terminate sometime after June 30, 2021 and, in any event, will extend only through December 31, 2021. Upon expiration of the waiver, the total returns of each class of the Account would be lower, and could be negative, particularly if interest rates remain low at the time of the waiver’s expiration.

For the fiscal year ended December 31, 2020 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R1 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R1
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2020
Stock Account	$1,642,531	$—	$—	$11,672,513	$3,295,380	$16,610,424
Global Equities Account	423,318	—	—	3,005,594	846,438	4,275,350
Growth Account	681,927	—	—	4,837,820	1,353,877	6,873,624
Equity Index Account	455,279	—	—	3,230,829	912,073	4,598,181
Bond Market Account	284,043	—	—	2,019,973	571,920	2,875,936
Inflation-Linked Bond Account	136,248	—	—	965,178	272,755	1,374,181
Social Choice Account	289,702	—	—	2,057,569	581,439	2,928,710
Money Market Account	263,956	—	—	1,866,765	529,377	2,660,098

For the fiscal year ended December 31, 2020 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R2 units of such Accounts in existence during the period under the Distribution Plan:

50     Statement of Additional Information  ■  College Retirement Equities Fund

CLASS R2
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2020
Stock Account	$1,431,373	$—	$—	$16,950,655	$4,688,913	$23,070,941
Global Equities Account	296,504	—	—	3,502,873	965,757	4,765,134
Growth Account	437,769	—	—	5,179,442	1,418,284	7,035,495
Equity Index Account	282,509	—	—	3,342,314	924,951	4,549,774
Bond Market Account	217,459	—	—	2,577,077	716,673	3,511,209
Inflation-Linked Bond Account	94,062	—	—	1,112,494	309,289	1,515,845
Social Choice Account	234,214	—	—	2,767,708	764,859	3,766,781
Money Market Account	151,419	—	—	1,785,139	495,328	2,431,886

For the fiscal year ended December 31, 2020 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R3 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R3
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2020
Stock Account	$1,877,156	$—	$—	$24,210,395	$6,740,948	$32,828,499
Global Equities Account	293,721	—	—	3,774,988	1,046,564	5,115,273
Growth Account	422,462	—	—	5,446,498	1,499,781	7,368,741
Equity Index Account	258,553	—	—	3,332,320	928,180	4,519,053
Bond Market Account	213,434	—	—	2,757,741	772,403	3,743,578
Inflation-Linked Bond Account	105,485	—	—	1,359,370	380,204	1,845,059
Social Choice Account	224,861	—	—	2,894,999	804,802	3,924,662
Money Market Account	175,990	—	—	2,265,802	633,015	3,074,807

Personal trading policy

CREF and Services have each adopted Codes of Ethics (each, a “code”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of CREF and Services, as well as members of their households. While access persons are generally permitted to invest in securities (excluding, for certain access persons, municipal securities as defined under Section 3(a)(29) of the Securities Exchange Act of 1934) that may also be purchased or held by CREF, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by Employee Conduct Compliance. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room, call 202-551-8090 for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

College Retirement Equities Fund  ■  Statement of Additional Information     51

Information about the Accounts’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Investment Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Accounts’ Prospectus for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points) in the denominator to generate risk-adjusted investment performance.

Performance relative to peers is evaluated using Morningstar percentile rankings for the 1-, 3- and 5-year ratings, when applicable. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings, which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. Please see the Accounts’ Prospectus for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk-adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

52     Statement of Additional Information  ■  College Retirement Equities Fund

Additional information regarding portfolio managers

The following chart includes information relating to the portfolio managers listed in the Prospectus, such as other accounts (including registered investment companies and registered and unregistered pooled investment vehicles) managed by them, total assets in those accounts, and the dollar range of equity securities owned in each of the Accounts they manage, as of December 31, 2020.

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account
Stock Account
Hans Erickson	33	0	0	$76,743	$0	$0	Over $1,000,000
Saira Malik	2	0	0	$60,079	$0	$0	Over $1,000,000
David Chalupnik	7	2	2,970	$12,504	$165	$10,539	$0

Global Equities Account
John Tribolet	2	0	0	$6,048	$0	$0	Over $1,000,000
Saira Malik	2	0	0	$162,779	$0	$0	Over $1,000,000

Growth Account
Terrence Kontos	3	1	0	$8,458	$2	$0	$100,001–500,000
Saira Malik	2	0	0	$151,423	$0	$0	$100,001–500,000

Equity Index Account
Philip James (Jim) Campagna	26	0	6	$113,374	$0	$829	$1–10,000
Lei Liao	26	0	6	$113,374	$0	$829	$0
Darren Tran	12	0	6	$86,165	$0	$829	$0

Bond Market Account
Jason O’Brien	3	0	40	$8,412	$0	$1,800	$100,001–500,000
Joseph Higgins	4	1	0	$20,067	$124	$0	$1–10,000
John Cerra	6	0	0	$26,725	$0	$0	$50,001–100,000

Inflation-Linked Bond Account
John Cerra	6	0	0	$34,523	$0	$0	$1–10,000
Chad Kemper	3	0	30	$14,346	$0	$523	$10,001–50,000
Nicholas Travaglino	3	0	0	$4,410	$0	$0	$50,001–100,000

Social Choice Account
Stephen Liberatore	3	2	1	$6,333	$405	$210	$100,001–500,000
Philip James (Jim) Campagna	26	0	6	$117,816	$0	$829	$0
Lei Liao	26	0	6	$117,816	$0	$829	$0

Money Market Account
Chad Kemper	3	0	30	$10,917	$0	$523	$0
Andrew Hurst	2	0	0	$1,960	$0	$0	$0

Potential conflicts of interest of TCIM and portfolio managers

Certain portfolio managers of the Accounts also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively “Portfolios”), which may raise potential conflicts of interest. TCIM has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Account participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, an Account may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to a Portfolio’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when TCIM will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Accounts. For example, in certain circumstances where the Accounts invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Accounts and Portfolios that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of TCIM, on behalf of the Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, TCIM, on behalf of the Accounts, may limit purchases, sell

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existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when TCIM, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made by TCIM portfolio managers for one or more of the Accounts may differ from, and may conflict with, investment decisions made by TCIM portfolio managers or any of TCIM’s affiliated investment advisers for the Portfolios due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if a Portfolio were to sell a significant position in a security while an Account maintained its position in that security, the market price of such security could decrease and adversely impact an Account’s performance. In the case of a short sale, the selling Portfolio would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Accounts or Portfolios are invested in different parts of an issuer’s capital structure. For example, an Account (or Portfolio) could acquire debt obligations of a company while a Portfolio (or an Account) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, TCIM (or, in the case of a Portfolio, an affiliated investment adviser) may find that the interests of the debt-holding Account (or Portfolio) and the equity-holding Portfolio (or Account) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding Accounts (or Portfolios) may be better served by a liquidation of an issuer in which they could be paid in full, while equity holding Portfolios (or Accounts) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be an Account (or Portfolio). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. TCIM may seek to avoid such conflicts, and as a result, TCIM may choose not to make such investments on behalf of the Accounts, which may adversely affect the Accounts’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Portfolios have similar investment mandates as an Account, TCIM portfolio managers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Portfolios, but not for the Account, or are appropriate for the Account but in different amounts, terms or timing than is appropriate for a Portfolio. As a result, the amount, terms or timing of an investment by an Account may differ from, and performance may be lower than, investments and performance of a Portfolio.

Aggregation and Allocation of Orders. TCIM and its affiliated investment advisers may aggregate orders of one or more Accounts and Portfolios, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Portfolios, TCIM may be perceived as causing one Account to participate in an aggregated transaction in order to increase TCIM’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TCIM to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of other Accounts or Portfolios. In addition, an Account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TCIM and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Account and Portfolio they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TCIM’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Accounts and Portfolios are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Portfolio’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Portfolio is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Portfolio receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an Account’s or Portfolio’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Portfolio’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Accounts’ portfolio managers’ decisions for executing those trades are also monitored.

TCIM’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a

54     Statement of Additional Information  ■  College Retirement Equities Fund

particular index or model portfolio based on the risk profile of a particular Account or Portfolio pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Accounts’ portfolio managers’ decisions for executing those trades are monitored.

Research. TCIM allocates brokerage commissions to brokers who provide execution and research services for one or more Accounts and some or all of TCIM’s affiliates’ clients. Such research services may not always be utilized in connection with the Accounts or Portfolios that may have provided the commission or a portion of the commission paid to the broker providing the services. TCIM is authorized to pay, on behalf of the Accounts, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. TCIM has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and TCIM’s practices regarding the use of third-party soft dollars.

IPO Allocation. TCIM has adopted procedures designed to ensure that it allocates IPOs to and among the Accounts in a fair and equitable manner, consistent with its fiduciary obligations to the Accounts.

Compensation. The compensation paid to TCIM for managing the Accounts is determined on an at-cost basis. However, no client currently pays TCIM a performance-based fee. Nevertheless, TCIM may be perceived as having an incentive to allocate securities that are expected to increase in value to the Accounts in which TCIM has a proprietary interest (if any) or to certain other Accounts in which TCIM receives a larger asset-based fee.

Custodian and fund account agent

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, acts as custodian for CREF. As custodian, State Street is responsible for the safekeeping of CREF’s portfolio securities. State Street also acts as fund accounting agent and securities lending agent for CREF.

Independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”), 100 East Pratt Street, Suite 2600, Baltimore, MD 21202, serves as CREF’s independent registered public accounting firm and has audited CREF’s financial statements for the fiscal year ended December 31, 2020.

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Brokerage allocation

TCIM is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of TCIM to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for transactions, TCIM considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers. When purchasing or selling securities traded on the over-the-counter market, TCIM generally will execute the transactions with a broker engaged in making a market for such securities. When TCIM deems the purchase or sale of a security to be in the best interests of one or more Accounts, its personnel may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Account(s) at the same time as for funds or accounts that may be managed by its affiliated investment advisers. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

TCIM’s fixed-income traders select the broker-dealers (sell-side) with whom they do business independent of any research, strategy pieces or trade recommendations provided to TCIM. The vast majority of institutional fixed-income trading is conducted over-the-counter rather than on exchanges, with set prices plus commissions. Fixed-income trading is based on the risk-taking practice of market making by sell-side firms, which attempt to capture the bid/ask spread on trades where capital is committed (principal model) or on a pre-negotiated spread concession for riskless principal trades (agency model).

The fixed-income marketplace does not use a voting system to rate broker-dealers with the intent of using those rankings to direct or allocate trades. The directive to TCIM’s fixed-income traders, and the conventional trading construct within the fixed-income market, is based on the practice of fiduciary efforts to achieve best execution. The research, credit opinions and relative value trade recommendations provided by TCIM’s sell-side counterparts are evaluated, but there is no direct linkage between that evaluation and TCIM’s selection of a particular broker-dealer for trade execution. When selecting a broker, the traders follow established trading protocols for data aggregation, price discovery, inventory mining and information protection and conduct an assessment of counterparty performance. The protocol incorporates TCIM’s knowledge of and experience with select broker-dealers with respect to providing liquidity, namely the highest bid price or lowest offer price for a particular security.

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk management also reviews the creditworthiness of all brokers.

Consistent with best execution, TCIM may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, TCIM has adopted a policy embodying the concepts of Section 28(e) under the Securities Exchange Act of 1934, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (“CSA”) or similar arrangement.

With respect to the Accounts, TCIM may only use soft dollars to pay for research with intellectual content. Such research includes, but is not limited to, investment or market-related reports (including analyses and reports that relate to issuers, industries, securities, economic factors and trends, and portfolio strategies), access to investment or market-related conferences, meetings with company management, access to a broker’s research staff and the use of investment or market-related consulting services. It does not include market data services or trading software or tools.

Fixed-income trades on behalf of the Accounts may not be allocated in order to generate soft dollar credits, but, at times, a broker may send TCIM unsolicited proprietary research that may be based, in part, on fixed-income trading volume directed to

56     Statement of Additional Information  ■  College Retirement Equities Fund

that broker. Similarly, trades on behalf of the Accounts that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but, at times, a broker may send TCIM unsolicited proprietary research that is based, in part, on such trades.

Additionally, TCIM will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Accounts, including soft dollars attributable to each Account.

As part of Nuveen Equities (the integrated equity investment teams of TCIM and certain of its affiliated investment advisers, including Advisors (the “Nuveen Equities Affiliates”)), soft dollar credits generated by Nuveen Equities Affiliates are aggregated into a single pool, and research is allocated among the respective Nuveen Equities Affiliates based on factors such as asset size of the team’s equity strategy and the Nuveen Equities Affiliate’s geographic considerations (e.g., U.S. versus non-U.S.; developed markets versus emerging markets).

Research or services obtained for one Account may be used by TCIM in managing another Account. The research or services obtained may also be used by TCIM’s affiliated investment advisers, including Advisors, for the benefit of their respective clients, and vice versa.

For the Accounts that utilized soft dollars during the fiscal year ended December 31, 2020, the table below shows the total amount of soft dollars paid by each Account in dollars and in basis points for that year.

Account	Soft dollars paid	Soft dollars as a percent of average net assets
Stock Account	$17,858,654	0.02%
Global Equities Account	4,589,403	0.02
Growth Account	4,632,454	0.02

The aggregate amount of brokerage commissions paid by the following Accounts for the prior fiscal years ended December 31, 2020, December 31, 2019 and December 31, 2018, was as follows:

Account	December 31, 2020	December 31, 2019	December 31, 2018
Stock Account	$53,505,557	$52,643,645	$54,364,199
Global Equities Account	10,180,633	12,568,142	13,712,186
Growth Account	8,137,182	9,705,461	8,724,002
Equity Index Account	202,610	116,262	133,432
Bond Market Account	513	—	—
Inflation-Linked Bond Account	—	1,255	2,008
Social Choice Account	625,315	410,521	494,883

With respect to the increases in brokerage commissions in 2020 from prior years, the increases for the Equity Index Account (in 2020 from 2018 and 2019) were primarily due to a result of higher portfolio turnover resulting from increased client activity. The increase for the equity portion of the Social Choice Account (in 2020 from 2019) was primarily a result of higher portfolio turnover due to rebalancing activity within the Account.

During the fiscal year ended December 31, 2020, certain of the Accounts acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of the Account’s aggregate holdings in the securities of those entities, as of December 31, 2020, are set forth below:

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REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Account	Broker	Holdings (US$)
Stock Account	JPMORGAN CHASE & CO	1,047,153,754
	BANK OF AMERICA CORP	687,637,484
	MORGAN STANLEY	459,429,300
	CITIGROUP INC	402,178,892
	GOLDMAN SACHS GROUP INC	223,864,738
	SCHWAB (CHARLES) CORP	177,903,798
	WELLS FARGO & CO	166,307,705
	FIFTH THIRD BANCORP	142,241,212
	ROYAL BANK OF CANADA	128,232,401
	CREDIT SUISSE GROUP AG-REG	95,508,779
	BNP PARIBAS	73,176,787
	UBS GROUP AG-REG	56,307,875
	SUMITOMO MITSUI FINANCIAL GR	51,042,728
	MACQUARIE GROUP LTD	36,024,112
	CREDIT AGRICOLE SA	34,233,567
	HSBC HOLDINGS PLC	32,924,753
	STATE STREET CORP	32,857,040
	NOMURA HOLDINGS INC	20,807,021
	BANCO SANTANDER SA	19,585,740
	RAYMOND JAMES FINANCIAL INC	16,931,677
	NATWEST GROUP PLC	16,799,617
	LAZARD LTD-CL A	14,861,259
	JEFFERIES FINANCIAL GROUP INC	9,674,786
	STIFEL FINANCIAL CORP	8,136,372
	SKANDINAVISKA ENSKILDA BAN-A	7,911,341
	PIPER SANDLER COS	2,766,274
	DEUTSCHE BANK AG-REGISTERED	1,800,325
	SOCIETE GENERALE SA	1,607,874
	BANCO SANTANDER CHILE	1,542,317
	JULIUS BAER GROUP LTD	1,273,214
	COWEN INC	909,494
	OPPENHEIMER HOLDINGS-CL A	501,309

Global Equities Account	JPMORGAN CHASE & CO	271,900,447
	MORGAN STANLEY	187,028,992
	CITIGROUP INC	120,927,962
	CREDIT SUISSE GROUP AG-REG	87,290,959
	GOLDMAN SACHS GROUP INC	84,051,497
	BNP PARIBAS	69,953,877
	SUMITOMO MITSUI FINANCIAL GR	53,837,304
	BANK OF AMERICA CORP	35,308,483
	SCHWAB (CHARLES) CORP	23,796,025
	ROYAL BANK OF CANADA	21,425,544
	FIFTH THIRD BANCORP	16,834,214
	WELLS FARGO & CO	14,867,543
	UBS GROUP AG-REG	9,592,814
	CREDIT AGRICOLE SA	7,491,982
	MACQUARIE GROUP LTD	6,588,274
	NOMURA HOLDINGS INC	3,044,716
	STATE STREET CORP	1,953,997
	RAYMOND JAMES FINANCIAL INC	899,681
	HSBC HOLDINGS PLC	733,051
	BANCO SANTANDER CHILE	564,510
	BANCO SANTANDER SA	376,586
	DEUTSCHE BANK AG-REGISTERED	150,477
	SOCIETE GENERALE SA	117,435
	SKANDINAVISKA ENSKILDA BAN-A	116,784
	JULIUS BAER GROUP LTD	89,874
	NATWEST GROUP PLC	77,255

58     Statement of Additional Information  ■  College Retirement Equities Fund

Account	Broker	Holdings (US$)
Equity Index Account	JPMORGAN CHASE & CO	219,730,969
	BANK OF AMERICA CORP	134,747,409
	CITIGROUP INC	73,232,225
	WELLS FARGO & CO	64,966,102
	MORGAN STANLEY	51,839,519
	GOLDMAN SACHS GROUP INC	49,435,077
	SCHWAB (CHARLES) CORP	41,828,776
	STATE STREET CORP	14,722,957
	FIFTH THIRD BANCORP	11,562,693
	RAYMOND JAMES FINANCIAL INC	6,355,932
	JEFFERIES FINANCIAL GROUP INC	2,991,114
	STIFEL FINANCIAL CORP	2,902,712
	LAZARD LTD-CL A	2,610,460
	PIPER SANDLER COS	1,036,445
	COWEN INC	471,121
	OPPENHEIMER HOLDINGS-CL A	231,419

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Account	Broker	Holdings (US$)
Stock Account	CREDIT AGRICOLE SA	34,233,567
	MORGAN STANLEY	459,429,300
	PIPER SANDLER COS	2,766,274
	UBS GROUP AG-REG	56,307,875

Global Equities Account	JPMORGAN CHASE & CO	271,900,447
	CREDIT AGRICOLE SA	7,491,982
	UBS GROUP AG-REG	9,592,814
	NOMURA HOLDINGS INC	3,044,716

Equity Index Account	JPMORGAN CHASE & CO	219,730,969
	MORGAN STANLEY	51,839,519

Directed brokerage

In accordance with the 1940 Act, the Accounts have adopted a policy prohibiting the Accounts from compensating brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the Accounts to such brokers or dealers. In addition, TCIM has instituted policies and procedures so that TCIM’s personnel do not violate this policy of the Accounts.

Accumulation unit values

For each Account, AUVs are calculated for each class at the end of each Valuation Day as A divided by B, where A and B are defined as:

A. The value of the Account’s accumulation fund attributable to such class as of the end of the Valuation Day.

B. The total number of accumulation units held by all participants in that class of the Account as of the end of the Valuation Day.

The value of the Account’s accumulation fund attributable to such class and the total number of accumulation units does not include the impact of funds or units added or subtracted as a result of transactions effective as of that Valuation Day.

Value of annuity units

Upon annuitization, all units will be converted to annuity units of each Account regardless of which class you owned prior to that date. Annuity units will be aggregated with Class R3 accumulation units, which is the least expensive CREF class, for allocating income and expenses.

A. The value of an annuity unit is defined in terms of a “basic annuity unit” which is established each year, as of the last Valuation Day in March, for each income change method of each Account then providing annuity payments.

B. The value of the basic annuity unit is determined for each income change method of each Account as 1 divided by 2, where 1 and 2 are defined as follows:

1. The Account’s annuity fund for the income change method (i.e., annual or monthly) as of such last Valuation Day in March, reduced by the present value of the benefits payable under that income change method on April 1 under payout contracts of the Account as of such last Valuation Day in March.

2. The discounted actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out contracts of the Account as of the last valuation date in March.

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This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the expected mortality rates of CREF annuitants.

For participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund of each Account as of each Valuation Day. The change in the interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

For participants under the annual income change method, the value of the annuity unit will remain the same until the following April 1 payment. The value of the annuity unit for payments due on and after each May 1 is equal to the basic annuity unit value determined as of the last Valuation Day in March for those who have already begun receiving annuity income as of the preceding April 1 and is equal to the interim annuity unit value as of the date income begins for income that begins after April 1.

For participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month. The payment valuation date for the monthly income change method is the last Valuation Day on or before the 20th of each month.

When a participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one Account to another, the number of annuity units added to an Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method of the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method of the Account to which the annuity units are being transferred. Under the annual payment income change method, the total amount of annuity payments from all CREF and TIAA variable accounts will not change following a transfer until the May 1 following the last Valuation Day in March on or after the transfer date. Under the monthly income change method and for all transfers to or from the TIAA Traditional Annuity, your payments will change with the payment due after the first payment valuation date on or after the transfer date.

Switches between the monthly and the annual income change methods will be effective only on the last Valuation Day in March. When a participant or beneficiary receiving annuity income switches from a prior method to a new method in an Account, the number of annuity units for the new method added to the Account will be determined by multiplying the number of annuity units to be switched from the prior method by the basic annuity unit value for the prior method of the Account and dividing by the basic annuity unit value for the new method of the Account.

The value of annuity payments transferred from an Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

A. The present value of the payments due after the first payment valuation date for the monthly income change method on or after the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

B. The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

The value of annuity payments transferred from an Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date on or after the transfer date continuing for as long as such annuity units are payable.

The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.

Modification

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the Superintendent of Financial Services of the NYDFS.

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Periodic reports

Prior to the time an entire accumulation has been applied to provide annuity payments, participants will be sent a statement each quarter that sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the participant’s accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; (6) any conversions from one class of an Account to a different class of the same Account during the quarter; and (7) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will transmit to participants, at least semiannually, reports containing the financial statements of the Accounts and a schedule of investments held in each Account in which they have accumulations.

Voting rights

How many votes a participant can cast on matters that require a vote of participants will be determined separately for each Account. You will have one vote per dollar of your assets in each Account’s accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account’s annuity fund on the record date.

Issues that affect all the Accounts in substantially the same way will be voted on by all participants, without regard to the individual Accounts. Issues that do not affect an Account will not be voted on by the Account. Issues that affect all Accounts, but in which their interests are not substantially the same, will be voted on separately by each Account. Each class will have exclusive voting rights on any matter submitted to participants that relates solely to such class. Each class will also have separate voting rights on any matter submitted to participants in which the interests of one class differ from the interests of any other class.

When the phrase “majority of outstanding voting securities” is used in the Prospectus and in this SAI, the phrase means the lesser of (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. Depending on what’s being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn’t required to decide a question, we will generally require a quorum of 10% of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict participant voting rights, we reserve the right to act as permitted.

General matters

No assignment of contracts

No assignment, pledge, or transfer of a contract, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under a contract to a participant by an employer under a delayed vesting arrangement, may be permitted.

Payment to an estate, guardian, trustee, etc.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Dissolved institutions

If your present or past employer dissolves or ceases operation, special rules will apply to your accumulation. For more information, contact us directly (see below).

Contacting CREF

CREF will not consider any notice, form, request or payment to have been received until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206. You can ask questions by calling toll-free 800-842-2252 Monday through Friday, 8 a.m. through 10 p.m. ET.

Signature requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.

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Overpayment of premiums

If your employer mistakenly sends more premiums on your behalf than you’re entitled to under your retirement plan or the IRC, we will refund them to your employer as long as we’re requested to do so (in writing) before you start receiving annuity income. Anytime there is a question about premium refunds, CREF will rely on information from your employer.

If you’ve withdrawn or transferred the amounts involved from your accumulation, we will not refund them.

Claims of creditors

Pursuant to CREF’s Charter as enacted by the New York State Legislature, the rights and benefits accruing to participants or other persons under the contracts generally are exempt from the claims of creditors, subject to any contrary requirements of law.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF appropriate adjustments will be made.

Proof of survival

CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.

Legal proceedings

CREF is not a party to any legal actions that are considered by CREF to be material.

State regulation

CREF is subject to regulation by the NYDFS as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the NYDFS both quarterly and annual statements on forms promulgated by the NYDFS. CREF’s books and assets are subject to review and examination by NYDFS and its agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF’s operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.

Legal matters

All matters of applicable state law pertaining to the contracts, including CREF’s right to issue the contracts thereunder, have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of CREF. Dechert LLP serves as legal counsel to CREF and has provided advice to CREF related to certain matters under the federal securities laws.

Experts

The financial statements incorporated in this SAI by reference to the report on Form N-CSR of CREF for the year ended December 31, 2020 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Federal income taxes

Tax advice

The following discussion on federal and other taxes is for general informational purposes only—it is not meant to be used, and cannot be used, by individuals to avoid federal, state or local tax penalties. Taxation varies depending on an individual’s circumstances, tax status and transactional type; in addition, foreign, state and local taxes may be assessed upon distribution. The general information provided below does not cover every situation—for comprehensive advice on your personal tax situation, check with a qualified tax advisor.

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403(b) plans

CREF contracts may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities for 2021 cannot exceed the lesser of (a) $58,000; or (b) 100% of your compensation reduced by the amount of other employer contributions for that year. For 2021, salary reduction contributions of up to $19,500 can be made to your 403(b) retirement plan ($26,000 if you are age 50 or older) reduced by the amount of other elective deferrals that the participant made for that year. Certain long-term employees may be able to defer additional amounts to a 403(b) plan. Contact your tax advisor for more information.

401(a), 403(a) and 401(k) plans

CREF RA, GRA and RC contracts are also used as funding vehicles for 401(a) (including Keogh plans) and 403(a) retirement plans. CREF GRA, GSRA, RC and RCP contracts are available for 401(k) plans. Generally, for 2021 total annual contributions cannot exceed the lesser of (a) $58,000; or (b) 100% of your compensation reduced by the amount of other employer contributions for that year. For 2021, salary reduction contributions of up to $19,500 can be made to your 401(a), 403(a) and 401(k) retirement plans ($26,000 if you are age 50 or older) reduced by the amount of other elective deferrals that the participant made for that year. Contact your tax advisor for more information.

457 (b) plans

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2021 is the lesser of $19,500 or 100% of “includable compensation” (as defined by law) reduced by the amount of other elective deferrals that the participant made under all 457(b) plans for that year. Catch-up rules allow participants in governmental 457(b) plans, age 50 or older, to contribute the lesser of $26,000 or 100% of compensation reduced by the amount of other elective deferrals that the participant made for that year. Under the “Special Section 457 catch-up” rule, if permitted by your plan, and you are within three calendar years of your normal retirement age, you may have the potential to contribute up to an additional $19,500 in 2021, for a total 2021 contribution of $39,000. For non-governmental employers, all investments in a 457(b) plan are owned by the employer and are subject to the claims of the general creditors of the sponsoring employer. Contact your qualified tax advisor for more information.

Individual retirement annuities

IRC sections 408 and 408A permit eligible individuals to make direct contributions to Traditional and Roth IRAs, respectively. For the 2020 tax year, the Traditional and Roth IRAs offer individuals up to the age 70½ the opportunity to set aside up to $6,000 of taxable compensation ($7,000 if they are age 50 or older). For 2020, the Setting Every Community Up for Retirement Enhancement (“SECURE”) Act of 2019 has repealed the 70½ age limit and if you have a source of compensation income, you may contribute up to the same limits to an IRA for 2020 even if you are older than 70½. Making contributions after age 70½ may affect your ability to benefit from Qualified Charitable Distributions from your IRAs. Consult your tax advisor for more information.

If you contribute to both a Traditional IRA and a Roth IRA in the same year, your aggregate limit is $6,000 ($7,000 if you are age 50 or older) for the year. The IRC generally does not limit the amount you can roll over to the Traditional or the Roth IRA. IRC section 408 permits funds from certain qualified retirement plans or IRAs to be rolled over to the Traditional IRA without losing their tax-deferred status.

In order to move funds held in a qualified retirement plan to a Roth IRA, the rollover must be a “qualified rollover contribution.” Although funds rolled over to a Roth IRA from another IRA or qualified plan are subject to taxation, they may grow on a federal tax favored basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.

Note that the dollar limits above are for 2021; different dollar limits may apply in future years.

Roth IRA income level requirements

You also must meet certain income level requirements to make contributions to the Roth IRA or if you or your spouse is an active participant in an employer sponsored retirement plan, to make tax-deductible contributions to the Traditional IRA, up to the dollar limits stated above. In 2021 if you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $198,000 a year you can elect to make the maximum annual contribution to a Roth IRA. If you are single and make an adjusted gross income of less than $125,000 a year you are also eligible to elect to make the maximum annual contribution to a Roth IRA. You can contribute less than the maximum contribution amount if you are married and file jointly and your combined adjusted gross income is between $198,000 and $208,000 a year or if you are single and your adjusted gross income is between $125,000 and $140,000 a year. If you are married filing separately and lived with your spouse at any time during the tax year, you cannot make a Roth IRA contribution if your adjusted gross income exceeds

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$10,000 per year. Please note that these limits assume your taxable compensation is at least equal to the amount contributed and you have made no contributions to a Traditional IRA.

Traditional IRA income level requirements

For 2021, if you are an active participant in an employer-sponsored retirement plan and you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $105,000 a year, or you are single and make a modified adjusted gross income of $66,000 or less a year, you can make the maximum tax-deductible contribution to a Traditional IRA. If you are married and file jointly, your tax-deductible amount is less than the maximum contribution amount if your modified adjusted gross income is between $105,000 and $125,000 or if you are single, and your modified adjusted gross income is between $66,000 and $76,000. Different income-based eligibility rules apply if you are not an active participant in an employer-sponsored retirement plan but you have a spouse who is an active participant in an employer-sponsored retirement plan.

You can revoke an IRA up to 7 days after you establish it. Contact your qualified tax advisor for more tax information on IRAs.

Taxation of annuity benefits

Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums unless those earnings are part of a qualified distribution from a Roth IRA or are on amounts contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn.

Withholding on distributions

We must withhold federal tax at the rate of 20% from the taxable part of “eligible rollover distributions” paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or to a 401(a)/403(a), 403(b) or governmental 457(b) employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20% withholding does not apply to payments from IRAs, hardship withdrawals, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over 10 or more years, distributions of after-tax contributions or minimum distribution payments (“non-eligible rollover distributions”).

For the taxable portion of non-eligible rollover distributions, CREF will usually withhold federal income taxes unless you instruct CREF not to do so, and you are eligible to opt out of withholding. However, if you tell CREF not to withhold but we do not have the appropriate withholding election certificate with your taxpayer identification number on file, then CREF is still required to withhold taxes on the distribution. Nonresident non-citizens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

Early distributions

If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an extra 10% “early distribution” tax on the taxable amount. Distributions that are not taxable such as distributions that you roll over to another qualified retirement plan, or a qualified distribution of your designated Roth contributions are not subject to this 10% tax.

There are certain exceptions to this penalty; you should consult with your qualified tax advisor for more information.

Minimum distribution requirements and taxes

Effective January 1, 2020, in accordance with the SECURE Act, in most cases, for individual employees who turn 70½ after December 31, 2019, payments from qualified contracts (RMDs) must begin by April 1 of the calendar year after you reach age 72, or retirement, if later. Other minimum distribution requirements apply to beneficiaries of deceased participants. For CREF, Traditional IRAs, and with respect to 5% or more owners of the business covered by a Keogh plan, individual employees who turn 70½ after December 31, 2019, RMD payments must begin by April 1 of the year after you reach age 72. See the “Taxes” section of the Prospectus for more information. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you do not begin distributions on time, you will be subject to a 50% excise tax on the amount you should have received but did not. Other special distribution and tax rules may apply to 457(b) plans. Consult your qualified tax advisor for more information.

Deferred compensation plans

RA and GSRA contracts are also available for deferred compensation plans. Special tax rules apply. Contact your qualified tax advisor for more information.

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Diversification requirements

Section 817(h) of the IRC and the regulations under it provide that investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. CREF intends to comply with the diversification requirements under section 817(h) (currently except with respect to the Inflation-Linked Bond Account). This will affect how we make investments.

Additional information

A Registration Statement has been filed with the SEC under the 1933 Act with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

Financial statements

The audited financial statements for all of the Accounts are incorporated by reference from CREF’s report on Form N-CSR, for the year ended December 31, 2020, which contains the Annual Report to Participants. CREF will furnish you, without charge, a copy of the Annual Report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206, Attention: Imaging Services, or call 877-518-9161.

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Appendix A
TIAA policy statement on responsible investing (7th Edition, Amended February 2021)

Preamble

I. Purpose and applicability

The purpose of the seventh edition of the TIAA Policy Statement on Responsible Investing (“Policy Statement”) is to publicly express our commitment to responsible investing (RI), highlight the benefits RI approaches bring to our clients and outline the key activities we use to put our aspiration into action. This document also serves to communicate the expectations that Teachers Insurance and Annuity Association of America (“TIAA”) and College Retirement Equities Fund (“CREF”), TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (and together with CREF, TCF and TCLF, the “TIAA-CREF Fund Complex”) have for the environmental, social and corporate governance (ESG) policies and practices of their respective investment portfolios.

Previous versions of our Policy Statement, whose first edition was published in 1993, focused on publicly traded operating companies. Due to its increasing relevance across all asset classes, including real estate, private markets, and real assets, our RI commitment and program has expanded over time. Recognizing that implementation will vary across asset classes, we strive to extend and connect our core RI principles across our portfolios.

II. Why we focus on responsible investing

Since 1970, TIAA has been a leader in what we now call responsible investing, a constantly evolving discipline that incorporates the consideration of environmental, social and governance (ESG) factors into investment research, due diligence, portfolio construction and ongoing monitoring.

Our participants and clients expect us to be good stewards of their investments as we help them achieve financial well-being at all stages of life. We seek to implement a set of principles that support well-functioning markets in order to preserve financial, social and environmental capital. We believe this philosophy and our approach contributes to long-term performance and helps reduce risk in our investments.

Specifically, we aim to promote good governance practices and monitor issues that may affect a company’s ability to create long-term, sustainable value. To ensure that investors have a broad range of information about the effects of their investments on key stakeholders, we encourage the substantive consideration of a broader stakeholder lens, including customers, employees, suppliers and the larger community.

We are proud of the leadership role we have played for decades and of our track record of achieving beneficial outcomes related to ESG practices throughout the investment value chain. We believe that by driving transparency, innovation and global adoption of RI best practices across all asset classes, we have the opportunity to provide enduring benefits for portfolio companies, investors, society, our communities and the planet. We have spearheaded efforts to systematically integrate material ESG and sustainability factors into the investment decision process and going forward we expect our conviction and approaches to responsible investing to continue to evolve and take new forms.

Responsible investing program

I. Oversight

The TIAA and TIAA-CREF Funds Boards respectively oversee the TIAA-CREF Fund Complex’s and TIAA General Account’s responsible investing programs, including management’s role in developing and implementing core programmatic activities.

The RI program is administered by the Nuveen Responsible Investing team (“RI team”). Nuveen is the investment management arm of TIAA. The RI team works collaboratively with investment management colleagues throughout Nuveen and key stakeholders within TIAA to continuously enhance and advance the investment activity of TIAA and the TIAA-CREF Fund Complex’s activities across asset classes.

The program activities and core principles of the responsible investing program may be inapplicable in some cases, depending on company type, underlying assets, and local market regulations. While specific activities and principles are most relevant to publicly traded operating companies, the spirit of the included policies can be applied to all companies in which TIAA invests throughout the world, and, to the extent practicable, also guide TIAA’s internal governance practices.

II. Program activities

As global institutional investors, we believe that responsible investing provides enduring benefits for our clients and our communities. We believe responsible business practices lower risk, improve financial performance and drive positive social and environmental outcomes.

We implement our RI commitment through activities underlying a set of core principles across Nuveen: (1) engagement, (2) ESG integration and (3) driving positive impact across our portfolios. While each of our investment affiliates takes a unique

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investment approach to pursuing competitive risk-adjusted returns on behalf of its clients, we believe that our core principles are increasingly relevant and applicable across all asset classes. Our principles will continue to evolve over time to ensure alignment with market trends and business needs.

III. Core principles

(1) Engagement

Engaging with management and boards of directors of public and private companies to improve their ESG performance is in our clients’ economic interest. Individually and in collaboration with other investors, we use our influence, relationships and formal channels to address issues and engage in public policy discussions that may affect the sustainability of long-term profits.

Through constructive dialogue with regulators, public policy makers and other industry bodies, we help enable responsible investment globally. Advocating for relevant, consistent and comparable ESG disclosure from companies and other investees supports informed investment decisions. By prioritizing this transparency, we strive to fill the existing information gap that can otherwise hinder rigorous investment analysis.

Our key engagement activities include:

• Proxy voting: We execute thoughtful, case-by-case voting on management and shareholder proposals for publicly traded companies.

• Dialogue: We engage in direct and constructive dialogue with CEOs, senior management, boards of directors, tenants and operators as well as other appropriate stakeholders to promote value-enhancing outcomes through encouraging relevant ESG disclosure and adoption of best practices.

• Targeted initiatives: We aim to drive measureable outcomes with company, industry, thematic and country-specific initiatives.

• Market initiatives: We collaborate with peers, interdisciplinary experts and industry stakeholders to create best practices and drive more effective outcomes.

• Policy influence: We actively help to shape legislation, public policy and global standards related to RI best practices.

We are fundamentally committed to engaging with issuers. In our experience, long-term engagement is the most effective and appropriate means of promoting responsible behavior. As a matter of general investment policy, we may consider divesting or underweighting an investment from our accounts in cases where we conclude that the financial or reputational risks from an issuer’s policies or activities are so great that continued investment is no longer prudent. In the rarest of circumstances and consistent with the policies outlined below, we may, as a last resort, consider divesting from issuers we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as an investor and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio holdings or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA an optimal strategy for changing the policies and practices of issuers we invest in, nor is it the best means to produce long-term value for our participants and shareholders.

(2) ESG Integration

Environmental, social and governance (ESG) information provides an additional lens to use when assessing company and issuer performance beyond traditional financial analysis. Continuing improvements in the quality, disclosure and accessibility of ESG information have enabled greater applications for incorporation into investment portfolios.

We believe that the consideration of relevant ESG factors in investment analysis, due diligence and portfolio construction can enhance long-term investment value and manage downside risk. Through ESG integration, we seek to expand our investment research and portfolio construction lens to include ESG risks, opportunities and megatrends that can inform investment decision-making. The ability to accurately forecast long-term industry and issuer trends also requires an understanding of relevant ESG factors and their potential impact.

Our ESG integration activities, implemented in partnership with our investment teams, focus on building out the financial relevance of material ESG themes and factors, and facilitating systematic access to and uptake of quality ESG information in the investment process. In a mutually reinforcing manner, market-related insights gained through our engagement activities provide our analysts and portfolio managers with additional information for decision making at the security, sector and portfolio management levels.

(3) Impact

We believe that all investments have impacts on society and the environment. We aim to assess these effects and, where possible, promote the positive and mitigate the negative. Across asset classes, a growing number of opportunities exist for

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pursuing specific, positive and measureable social and environmental results while delivering robust long-term financial returns. We are dedicated to identifying such opportunities and measuring the impact of those investments.

Environmental, social and governance issues

I. Introduction

As investors, we believe that issuers should demonstrate that they have carefully considered the strategic implications of relevant environmental, social and governance (ESG) issues on long-term performance. In our view, issuers that exercise diligence in their consideration of ESG issues are more competitive and can take better advantage of operational efficiencies, advance product innovation and reduce reputational risk. Failure to proactively address these issues can negatively affect individual businesses, investor returns and the market as a whole.

As a matter of good governance, we believe that issuers should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Therefore, we believe that issuers should apply a broader stakeholder lens when analyzing the key decisions they face in sustaining their own competitiveness, relevance, and growth potential: the environment, customers, employees and suppliers, and communities.

The sections below detail specific environmental, social and governance recommendations for publicly traded operating companies, but we encourage other issuers to assess how these topics are relevant for their specific contexts.

II. Business ethics, transparency and accountability

Corporate governance practices that promote accountability and transparency create a framework to ensure companies operate in an ethical manner. Ethical business practices can mitigate against fraud, breaches of integrity, and abuses of authority, and can reduce a company’s overall risk profile. Ethics, transparency and accountability are relevant across all geographies, industries and asset classes and enable investors, creditors and other stakeholders to effectively evaluate corporate behavior that can impact company performance.

Risk: Failure by boards and management to be accountable for their actions and transparent with their strategic decisions can negatively impact investors. As investors and other stakeholders begin demanding a deeper understanding of the factors that influence board decision making, companies must provide adequate disclosure to ensure that mechanisms are in place to promote accountability and maintain the appropriate checks and balances.

Opportunity: We believe that board quality and shareholder accountability can positively impact firm performance. Additionally, markets tend to give higher valuations to firms that are more transparent with investors. We believe that robust corporate governance practices ensure board and management accountability, sustain a culture of integrity, and safeguard our rights as investors.

Board of directors

Investors rely primarily on a corporation’s board of directors to fulfill a fiduciary duty to protect their assets and ensure they receive an appropriate return on investment. Boards are responsible for setting the ethical tone and culture for the company, assuring the corporation’s financial integrity, developing compensation and succession planning policies, and ensuring management accountability.

Board structure and operation

We believe that boards should establish a structure that credibly demonstrates effective oversight of management, while also ensuring efficient use of the board’s time and resources. Boards should explain how the selected structure aligns with the company’s strategy, and disclose and enforce a meaningful set of governance principles.

• Board Leadership. We believe that an independent board chair or the appointment of a lead independent director can provide the structural foundation for independent oversight. When the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to provide an appropriate counterbalance to the CEO/chair. We believe that companies must clearly demonstrate how their chosen board leadership structure contributes to the effective exchange of diverse views between independent and non-independent directors.

• Board Committees. Boards should establish at least three primary standing committees: an audit committee, a compensation committee and a nominating and governance committee. Each committee should be composed exclusively of independent directors to mitigate any perceived conflicts of interest. In addition to the three primary standing committees, boards should also establish additional committees as needed to fulfill their duties.

• CEO Selection, Evaluation and Succession Planning. Management is entrusted with acting in the best interests of shareholders and ensuring the company operates in an ethical manner. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and disclose the succession planning process generally.

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• Board Evaluation. A board should conduct an annual evaluation of its performance and that of its key committees and disclose the process in general terms. We expect the board evaluation process to be robust, identifying both quantitative and qualitative factors of board structure and dynamics, as well as individual director skills and experience and how they support the strategy of the company.

• Director Compensation. Directors should have a direct, personal and meaningful investment in the company. We believe this helps align board members’ interests with those of shareholders.

Board quality

Boards must hold themselves to ethical standards and professional behavior of the highest quality. A high-quality board effectively oversees the management of material risks to ensure long-term sustainable shareholder value creation. We view the following as key indicators of board quality:

• Independence. The board should be composed of a substantial majority of independent directors to ensure the protection of shareholders’ interests. The definition of independence should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

• Skills and Qualifications. Boards should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. Companies should provide disclosure concerning how the board’s collective expertise aligns with the company’s strategic direction and effective oversight of management. Board composition should be reviewed annually to ensure alignment with a company’s strategy.

• Board Refreshment. Boards that have not added new members for several years may become complacent and can pose risks to long-term performance and effective oversight of management. Additionally, many international governance codes view excessive director tenure as a factor that could compromise independence. Although we do not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement or tenure policy that can contribute to board stability, vitality and renewal.

• Board Diversity and Inclusion. Boards require a diverse range of skills and experiences to fulfill their strategy and oversight responsibilities. In addition to relevant skills and expertise, board nomination policies and refreshment practices should take into account the board’s composition in terms of gender, race, ethnicity and age. Boardroom culture should ensure that those diverse voices are proactively sought and valued, providing a counterbalance to potential board entrenchment and groupthink. Enrichment practices such as director training and rotating board leadership provide mechanisms that help foster inclusivity in the boardroom.

Shareholder rights

As providers of capital, shareholders are entitled to certain basic rights that should govern the conduct of every company to ensure accountability of the board and well-functioning markets. We believe that robust shareholder rights are the foundation of a company’s overall approach to corporate governance, and, in turn, shareholders have a duty to exercise their rights responsibly.

• One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

• Director Election Process. A publicly traded operating company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

• Fair and Transparent Vote Process. The board should not impose supermajority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. The board should not combine or bundle disparate issues and present them for a single vote. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. Shareholders should have the ability to confirm that their votes have been received and tabulated.

• Bylaw and Charter Amendments. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We believe that antitakeover measures should be limited by reasonable expiration periods.

• Proxy Access. Shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or, absent such law, if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

• IPO Governance. When companies access the public markets for capital, they should adopt governance provisions that protect shareholders’ rights equally. Practices that compromise accountability to shareholders include classified boards, plurality vote standards, multi-class equity structures with unequal voting rights, and supermajority vote requirements.

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Newly public companies that have these provisions should commit to review their governance practices over a reasonable period of time.

Executive compensation

Executive compensation should be used as a tool to drive and reward long-term sustainable value creation while also attracting and retaining top talent. We expect boards of directors, who are in the best position to take all of the relevant factors into consideration, to establish executive compensation programs that appropriately incentivize executive management.

Compensation philosophy

We are mindful that each company’s situation is unique, and encourage boards to craft compensation programs that are appropriately tailored to the company’s business strategy. Compensation plans should generally:

• Be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company

• Align interests of directors and executives with interests of shareholders, such as through minimum stock ownership requirements and minimum vesting requirements and holding periods for equity-based plans that are commensurate with pay level and seniority

• Objectively link to appropriate company-specific metrics that drive long-term sustainable value

• Ensure employment contracts (if in place) balance the need to attract and retain executives with the obligation to avoid exposing the company to liability and unintended costs, especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a for-cause termination

• Establish policies to recoup, or claw back, variable compensation paid to senior executives for fraudulent activities, defective financial reporting, and creating undue reputational risk

• Prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders (for equity-based plans)

• Prohibit executives from hedging or otherwise reducing their exposure to changes in the company’s stock price, and contain policies governing the pledging of company stock, including the process used by the board to oversee related risks

Pay disclosure

A company’s disclosure should clearly articulate the rationale for incentives created by the compensation program and how it aligns with long-term strategy in order to mitigate compensation-related risks. In particular, disclosure should include:

• Performance metrics, weights and targets, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value

• The rationale for peer group selection, including differences between the company peers used for strategic and business purposes versus the group used for compensation decisions

• Non-GAAP financial performance measures alongside their GAAP counterparts with an explanation of why non-GAAP measures better capture and incentivize long-term performance

• Employment contracts and tax gross-up arrangements

• Explanations of any inconsistencies in compensation decisions with these guidelines and generally accepted practices

• Rationale for any significant changes to the compensation program from year to year, including special one-off awards, changes to peer group selection, performance metrics, and award vehicles

The principles described above form a foundation that enables investors and creditors to hold companies accountable for their impact on key stakeholders, as described in the following sections: the environment, customers, employees and suppliers, and communities.

III. Environment

Environmental sustainability is a critical strategic issue for businesses across sectors. How well a company manages its impacts on the natural environment can support longer-term sustainable growth, or present unmitigated costs and risks. As investors, it is imperative that we weigh certain material risks and opportunities related to two areas: climate change and natural resource management. The extent to which these risks and opportunities are material to company performance varies by sector, industry and geography.

Climate change

Scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. We support measures that mitigate the risks associated with climate change and provide greater market certainty regarding the transition to a sustainable, low-carbon economy.

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Risks: Climate change poses long-term risks to investments that should be assessed and mitigated. Risks fall into two primary categories, as outlined within the Task Force on Climate Related Financial Disclosure (TCFD):

• Physical risk: Assets are exposed to physical risks related to specific events or longer-term shifts in climate patterns, such as changes in rainfall patterns, rising sea levels, or increased frequency of extreme weather events. While real assets such as farmland, timber, real estate, energy and infrastructure are particularly vulnerable to this type of risk, a much broader spectrum of businesses may be exposed depending on the location of their physical property. Health risks due to malnutrition, mortality, and population migration may also contribute to physical risk of climate change.

• Transition risk: Transitioning to a low-carbon economy may entail extensive policy, legal, regulatory, technology and market changes to mitigate and adapt to climate change. Depending on the nature, speed and focus of these changes, transition risks may pose varying levels of financial and reputational risk to organizations and, by definition, also to their investors. While transition risk is relevant across sectors, it is likely to be especially severe for carbon-intensive industries.

Opportunities: Companies that proactively plan for climate risks in business strategy may be better able to manage and support a transition to a low-carbon economy that may include increased energy costs, shifts in consumer demand, and greater regulatory requirements, while avoiding stakeholder concern and reputational risk. Businesses and projects may be able to capture cost savings associated with increased energy efficiency. Across sectors, these can present attractive opportunities for investors to participate in supporting this transition.

Natural resources

Rising populations and consumption levels are putting increased pressure on natural resources including fertile land, forests, clean air and water. Resource scarcity and ecosystem degradation pose several types of risks to businesses, while efficient use of natural resources may provide opportunities for cost savings and the introduction of new products or services. Sustainable stewardship of natural assets such as farmland and timberland safeguards long-term investments.

Risks: Companies that do not proactively manage risks related to water scarcity, biodiversity, land use, waste, and pollution may face financial impacts related to their licenses to operate, higher cost of raw materials or inputs, regulatory compliance costs, litigation from affected stakeholders (e.g., communities and landowners), and reputational risk. For example, companies in the agriculture, energy and mining sectors tend to have operations that are dependent on fragile land and ocean ecosystems and that can lead to harmful environmental pollution. Such companies need to be cognizant of how their operations affect and draw on natural resources to manage these risks.

Opportunities: Proactive strategies for improving natural resource efficiency can lead to cost savings for businesses and environmental benefits, which may better position companies with regulators, communities, customers and other stakeholders. A wide range of companies can benefit from technologies and solutions that minimize natural resources and toxic materials used, and the waste and pollutants generated, in production processes. Sustainable practices in the management of forestry, farmland and real estate can also enhance biodiversity while contributing to long-term investment success.

Recommended actions related to the environment

• Company management should assess material climate-related risks and resource efficiency in operations, production processes, and supply chain management, and should publicly disclose relevant data related to both. Companies that are especially exposed to physical or transition risk should disclose the results of forward-looking climate risk scenario analysis, such as a scenario in which global average temperature rise is limited to two degrees Celsius or less above pre-industrial levels. Disclosure should capture how climate change may impact the company’s long term business outlook, strategic planning and capital allocation decisions. All companies should also consider setting targets for reducing greenhouse gas (GHG) emissions and improving resource efficiency.

• Boards should guide the development of a strategic, long-term approach to addressing environmental risks and opportunities and hold management accountable for its implementation.

IV. Customers

Customers are a critical stakeholder for businesses, as they are the purchasers of the products and services that a company provides. Companies must continually innovate, ensure quality processes, and understand evolving consumer preferences to stay relevant and competitive. By providing better products and services, companies can build and maintain customer loyalty and trust while avoiding financial risks and reputational harm, which are crucial for growing the business and enhancing the consumer base. The point at which risks and opportunities related to customers become material to company performance varies by sector and industry.

Product responsibility

Companies can impact customers at multiple points along the product lifecycle, including production, quality assurance, marketing and sales, and end use.

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• Production: Products that are sourced and produced in ways that aim to minimize negative impacts on society, customers and the environment can capture emerging consumer preferences for sustainable products. Companies that actively consider more responsible sourcing methods and less resource-intensive materials may also mitigate regulatory and reputational risks.

• Product Quality and Safety:

• Quality Assurance: Ensuring high-quality and safe products that minimize harm to society and the environment can lower reputational risk and financial costs from recalls, write-offs, warranty payments, fines, or lost sales. Product quality and safety extends beyond tangible products to services such as electronic data capture, where new risks are emerging for industries that collect and store large amounts of personal customer information.

• End Use: Even high-quality and safe products can have unintended consequences if used improperly. Promoting the responsible and safe use of products and services to safeguard communities and consumers avoids potential reputational risk and loss of consumer confidence.

• Marketing and Sales: Companies that provide incomplete or misleading claims about their products and services are at greater risk of regulatory and reputational damage. Accurate and transparent disclosure can facilitate increased customer engagement opportunities.

• Access and Affordability: Companies can face reputational risks and loss of consumer goodwill if perceived as engaging in discriminatory business practices with the intent or appearance of reducing access and affordability to essential goods and services.

Risks: Companies’ failure to manage the potential hazards created by their products, services and marketing claims can create long-term financial risks. Product quality issues can negatively impact brand reputation and sales if they undermine customer trust, or they can result in unanticipated costs for companies through penalties, lawsuits or fines. Companies unprepared for new or emerging regulations related to consumer well-being (e.g., ingredients, labeling or privacy) may incur unexpected costs through required reformulations, operational investments and upgrades, or new protocols to be developed and implemented.

Opportunities: Customer trust is critical for enhancing brand and growing business. Companies that demonstrate ethical behavior and diligence with regard to product manufacturing, safety, marketing, pricing and end use can avoid reputational and liability risks while strengthening their competitive position. As customers become more aware of the social and environmental impacts of their products, companies that can quickly and efficiently respond to changing consumer preferences for sustainable goods can improve their ability to take advantage of a growing consumer market. Providing access to affordable products and services for underserved markets and vulnerable communities can also capture growing market segments for new sources of revenue and increase goodwill.

Recommended actions related to customers:

• Company management should strive to create a culture of safety and sustainability at all levels of the firm. Further, management should carefully analyze the potential material risks to their business related to customer impacts at each point of the product lifecycle described above, develop policies and procedures to manage any potential concerns, and disclose those policies and practices to shareholders. Companies should adopt policies designed to prevent predatory or discriminatory consumer practices.

• Boards should provide appropriate oversight and accountability over management to implement those policies in a manner that upholds transparency and integrity with their customers.

V. Employees and suppliers

Successful management of human capital—defined as the skills, talent and experience of individuals who carry out work—is critical to sustainable business growth. In particular, maintaining high standards of fairness, safety and inclusiveness in the workplace and supply chain can help a company protect its reputation, increase productivity, reduce liability and gain a competitive advantage.

Talent management

Talent management is critical to firms’ ability to execute effectively and compete successfully over the long term. Specific talent needs and risks vary by industry and company. Robust talent management practices typically comprise a range of human resource (HR) policies and practices, including recruiting, retaining and compensating workers; ensuring workforce well-being; developing workforce skills and training; safeguarding worker health and safety; and managing people and labor relations. Beyond HR policies, talent management encompasses broader elements related to engaging and developing employees for strategic and long-term alignment with corporate goals and culture.

Employee satisfaction, engagement, and professional development are important factors for cultivating optimal performance within a firm’s workforce and throughout its supply chain. Wages and other compensation are important contributors to

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satisfaction. In addition, investments in training, mentoring, incentives, knowledge-sharing and shared decision-making can bolster workforce quality and productivity outcomes, especially when implemented in combination. Furthermore, productivity gains have been linked to managerial approaches that foster employee engagement and motivation, such as involving frontline workers in operational decisions (e.g., problem-solving and performance enhancements) and adopting partnership-style approaches to labor relations.

Risks: Gaps in internal talent management systems or supply chain oversight can exacerbate human capital risks including safety concerns, discrimination, harassment and misconduct, which can result in litigation, fines and reputational damages. Companies that lack competitive approaches to talent management may face difficulty attracting and retaining high-quality staff. Low levels of employee engagement and negative worker sentiment can result in lowered productivity, work stoppages and failures in ethical conduct. Additionally, companies that do not monitor or audit suppliers’ talent management systems can face talent management failures, non-compliance with codes of conduct, and risks in the supply chain.

Opportunities: Proactive talent management strategies can enable companies to derive value from employees’ knowledge, innovative capacity and ability to work productively together and with technology. In addition, cost savings may result from lower employee and supplier turnover and more productive supplier relations. Positive employee perceptions also contribute to broader corporate reputation.

Health and safety

A healthy workforce is a key driver of company productivity, retention and reputation. Companies should endeavor to safeguard the health, safety and welfare of their employees and those engaged in their supply chain. This involves several aspects, including mitigation of short- and long-term occupational health and safety risks, efforts to support health and well-being, adherence to fair labor practices, enforcement of anti-harassment policies, and avoidance of forced labor and human trafficking.

Firms with complex supply chain relationships should assess and monitor labor-related health and safety risks embedded in their direct and indirect supplier relationships, in order to assure investors and stakeholders of suppliers’ compliance with code of conduct standards and respect for human rights.

Risks: Companies can face various financial, legal, regulatory, reputational and operational risks related to worker health and safety. Industries involving jobs of a physical nature that produce or manufacture goods, extractive industries, or those that involve handling of chemicals are especially exposed to health and safety risks. These companies may face financial impacts due to loss of employee productivity, production disruptions stemming from labor unrest, declining product quality, and increased spending on healthcare benefit payouts. They may also face legal liabilities, difficulty recruiting and retaining employees and suppliers, and reputational damage.

Opportunities: Companies that ensure safe working conditions and provide robust employee health and well-being programs may be better able to attract and retain talent, increase worker productivity and enhance supply chain performance.

Diversity and inclusion

The term diversity refers to the broad set of differences in skills, experiences, views and demographics associated with individuals in the workforce. Inclusion refers to actions intended to foster a work environment where differences among individuals are valued and effectively employed to achieve good business outcomes. Diversity and inclusion are fundamental elements of corporate culture that can be enhanced through talent recruitment and development programs, and policies and procedures that embed diversity and promote inclusion in corporate culture. For example, companies can demonstrate commitment to inclusive approaches through benefits and programs such as paid parental leave and flexible workplace policies.

As companies grapple with competition for talent in increasingly diverse domestic and global labor markets, effective management of diverse talent pipelines and an inclusive corporate culture have been linked to significant benefits that can drive competitive advantage. Research has shown that firms that demonstrate racial, ethnic or gender diversity in management ranks are associated with higher likelihood of financial outperformance over time. In order to reap the rewards of talent diversity, firms and boards should strive to foster a work environment that promotes personal safety, mutual respect, and substantive inclusion of diverse individuals in growth or leadership opportunities aligned with business objectives.

Additionally, firms have an opportunity to generate a range of added-value benefits by engaging diverse suppliers. As with managing diversity directly in their own workforce, companies that apply intentional objectives and track key indicators regarding supplier diversity are likely to generate greater returns on such investments.

Risks: Unconscious biases or acts of discrimination based on demographic and other personal characteristics such as race or gender can undermine the ability of diverse talent to contribute productively, and potentially lead to high turnover rates among diverse employees and suppliers. Systemic discrimination or harassment among workers can pose a threat to a firm’s reputation and increase the risk of labor disputes, litigation and regulatory enforcement actions.

Opportunities: Promoting diversity and inclusion among employees and suppliers can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Firms that foster a diverse talent pipeline at all levels of the workforce, including among executives, senior management, and recruitment pools, tend to be well positioned to generate high-performing teams and an attractive corporate culture. Teams that embody a diverse range of

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backgrounds, skills and views can also fuel innovation and more effective problem-solving. Potential benefits related to a diverse supplier base include multiple procurement channels (which increase contingencies and competition), positive community relations, and market expansion through exposure to wider and more diverse business networks.

Recommended actions related to employees and suppliers:

• Company management should develop and implement policies designed both to mitigate and adapt to challenges in regards to human capital management.

• We encourage the establishment of global labor policies based upon internationally recognized standards. Management should also establish policies or strategies to promote talent development and foster diversity and inclusion among employees and suppliers, as well as disclose relevant outcomes.

• Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns (for example, by conducting pay equity risk assessments to spot potential biases in wage rates). Companies should reference gender identity and sexual orientation in corporate nondiscrimination policies, even when not specifically required by law.

• Companies with complex supply chains—especially those operating in industries or regions with high risk for violations of decent workplace standards—should explain efforts and outcomes related to supply chain oversight, monitoring and risk mitigation.

• Boards should provide oversight of, and independent perspective on, the quality of management performance, compensation and succession planning, the overall talent pipeline and recruitment strategies, and other qualitative and quantitative performance characteristics associated with the company’s talent management strategies. Furthermore, boards should monitor risks associated with wage strategies employed at varying levels, the behaviors they aim to incentivize, and their impacts, especially those tied to workforce sustainability and long-term financial results.

• Boards and management should each foster a culture of inclusiveness and acceptance of differences at all levels of the corporation. We encourage boards to foster diversity within the talent pipeline for management succession, as well as within their own board refreshment practices.

VI. Communities

Companies are increasingly scrutinized for their potential impacts on the communities in which they operate. While governments have a duty to protect human rights, businesses are increasingly recognized as having a role in ensuring they are neither undermining those rights nor otherwise contributing to harm in communities affected by their direct and indirect operations. Beyond avoiding harm, companies may also have opportunities to advance human rights and other benefits for communities by meeting basic needs for goods, services and livelihoods, which can in turn build goodwill, improve customer loyalty and enhance market share.

Risks: Failure to mitigate or address adverse impacts caused by company operations, products and services or business relationships, including perceived or indirect violations, could lead to operational, legal, reputational and financial threats and could weaken a company’s social license to operate.

Impacts on specific human rights (such as the right to water, health, personal security, freedom of expression and indigenous rights) vary depending on context, industry or size of the company. It is important for companies to conduct ongoing due diligence, and to remediate negative impacts when they arise. Certain contexts require companies to heighten their focus and responsibility:

• Operations in certain sectors (e.g., extractives) and in communities where land or natural resource rights are obscure or obsolete may face increased threats to their license to operate, regulatory enforcement actions, or litigation by public and private entities if they fail to adequately engage with affected stakeholders.

• In contexts of conflict, there is greater risk of direct or indirect complicity in crimes against humanity or genocide, which constitute gross violations of international human rights law.

In addition to monitoring direct impacts, companies should also consider the potential indirect impacts of their business operations. For example, significant public health impacts may result from company operations (such as toxic emissions), or products (such as addictive substances or defective products), which could lead to penalties, legal liability, diminished reputation or disruptions to company operations and long-term growth.

Opportunities: Companies can have positive impacts on the communities in which they operate by contributing to the fulfillment of basic needs and rights. While activities to support communities should not replace or offset the failure to mitigate adverse impacts, they can strengthen business relationships and trust with stakeholders within a community. Examples of such activities include public advocacy of human rights and innovative product and service provision in markets that lack access to basic amenities.

Firms that consult with key community stakeholders—including civil society and local community groups—on their environmental and social risk management activities demonstrate willingness to understand and collaborate with communities

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they affect. By building trust with community stakeholders, a company can reinforce its social license to operate and create new opportunities, such as improved sourcing of talent and inputs, reputational benefits and customer loyalty.

Recommended actions related to communities:

• Company management should develop a robust and transparent human rights due diligence framework that allows for continuous assessment to prevent and mitigate negative impacts. This framework should include applicable policies (or codes of conduct) and monitoring procedures to ensure compliance by employees and business partners. The framework should be developed and refined on an ongoing basis through meaningful dialogue and consultation with business partners, external experts and affected stakeholders to ensure existing and new risks are mitigated and addressed. Companies engaging in resource use impacting indigenous communities should strive to align with internationally recognized standards for corporate human rights performance. When rights violations occur, companies should be prepared to address and remediate.

• Boards should approve and oversee companies’ human rights policies and management implementation frameworks. Management of human rights risks and opportunities should be addressed at board meetings. Boards should also account for the company’s commitment to respecting human rights and the effectiveness of its risk frameworks through its oversight and management disclosures.

Proxy voting guidelines

I. Introduction

The policy applies to TIAA’s General Account and the TIAA-CREF Fund Complex.

Our voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ environmental, social and governance (ESG) practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other stakeholders in understanding how we are likely to vote on various issues. The list is not exhaustive and does not necessarily represent how we will vote on any particular proposal. We vote proxies in accordance with what we believe is in the best interest of our participants and shareholders. In making those decisions, we take into account many factors, including input from our investment teams and third-party research. We consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes best ESG practices and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical.

Voting decisions for other clients of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC will also be undertaken using these proxy voting guidelines unless other proxy voting arrangements have been made on behalf of a client.

II. Accountability and transparency

A. Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

• Egregious compensation practices

• Lack of responsiveness to a failed vote

• Unequal treatment of shareholders

• Adoption of inappropriate antitakeover devices

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

• When board independence is not in line with local market regulations or best practices

• When a member of executive management sits on a key board committee that should be composed of only independent directors

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

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• Board Refreshment

• When there is insufficient diversity on the board and the company has not demonstrated its commitment to adding diverse candidates

• When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chariman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by-case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

B. Shareholder rights

Proxy access

General Policy: We will consider on a case‐by‐case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

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Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate Political Influence

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA or the long-term health of the corporation.

• We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

C. Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

College Retirement Equities Fund  ■  Statement of Additional Information     77

• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk.

A. Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

78     Statement of Additional Information  ■  College Retirement Equities Fund

B. Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

C. Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

D. Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Mutual fund investing involves risk; principal loss is possible. There is no guarantee a Fund’s investment objectives will be achieved.

Before investing, carefully consider fund investment objectives, risks, charges and expenses. For this and other information that should be read carefully, please request a prospectus or summary prospectus from your financial advisor or Nuveen at 800-257-8787.

The investment advisory services, strategies and expertise of TIAA Investments, a division of Nuveen, are provided by Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC. Nuveen Securities, LLC, member FINRA and SIPC.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

College Retirement Equities Fund  ■  Statement of Additional Information     79

A10894 (5/21)

PART C

OTHER INFORMATION

Item 29.	Financial Statements and Exhibits

(a)	Financial statements.

All required financial statements for each of the Accounts of the College Retirement Equities Fund (“CREF”) are incorporated into Part B of this Registration Statement by reference to the Annual Report to Participants dated December 31, 2020 and Statement of Investments as filed with the Commission as part of the Form N-CSR on March 1, 2021.

(b)	Exhibits:

(1)	Not Applicable

(2)	(a)	Charter of CREF (as amended) (4)

(b)	Constitution of CREF (as amended) (5)

(c)	CREF Amended By-Laws December 3, 2013 (17)

(3)	(a)	Indenture Agreement between CREF and Canada Permanent Trust Company (P)

(b)	Master Custodian Agreement dated November 20, 2007 between CREF, State Street Bank and Trust Company (“State Street”) and certain other parties thereto (7)

(c)	Form of Custodial Undertaking In Connection with Master Repurchase Agreement dated March 8, 2010 between TIAA-CREF Investment Management, LLC, Goldman, Sachs & Co. and The Bank of New York Mellon (10)

(d)	Service and Subcontracting Agreement dated April 1, 2021 between Teachers Insurance and Annuity Association of America (“TIAA”) and TIAA Shared Services, LLC (“TSS”)*

(4)	Not applicable

(5)	(a)	Form of May 1, 2016 Amended and Restated Principal Underwriting and Distribution Services Agreement, originally dated January 1, 2009, by and between CREF and TIAA-CREF Individual & Institutional Services, LLC (16)

(b)	Form of May 1, 2016 Amended and Restated Administrative Services Agreement, originally dated January 1, 2009, by and between CREF and Teachers Insurance and Annuity Association of America (16)

(c)	Form of Schedule C (2021 Reimbursement Rates) effective May 1, 2021 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America*

(d)	Form of Schedule B (2021 Reimbursement Rates) effective May 1, 2021 to the Principal Underwriting and Distribution Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, LLC*

(6)	(a)	Retirement Unit-Annuity Certificate (2)

(b)	Supplemental Retirement Unit-Annuity Certificate (2)

(i)	Deferred Unit-Annuity Endorsement (13)

(ii)	Deferred Unit-Annuity Endorsement (13)

(iii)	Deferred Unit-Annuity Endorsement - Minimum Distribution Unit-Annuity Election Endorsement (13)

(iv)	Deferred Unit-Annuity Endorsement (13)

(v)	Form of Deferred Unit-Annuity Endorsement - Income Test Drive Unit-Annuity Election Endorsement (C-DA-OPT-E1) (17)

(vi)	Form of Deferred Unit-Annuity Endorsement - Income Test Drive Unit-Annuity Election Endorsement (C-GDA-OPT-E1) (17)

(c)	The following Unit-Annuity Certificates representing distinct Income Options available under RA and SRA Certificates:

(i)	Life Unit-Annuity (2)

(ii)	Life Unit-Annuity with Minimum Guaranteed Period (2)

(d)	Accumulation-Unit Deposit Certificate (payable as a death benefit only)

(i)	Group Retirement Annuity Contract (including Specimen of Group Retirement Unit-Annuity Certificate and Agreement with Trustee) (2)

(ii)	Form of Election Agreement between CREF and Employer (for Group Retirement Annuity Contract) (2)

(iii)	Group Retirement Unit-Annuity Contract (for use in Oregon) (2)

(iv)	Group Retirement Unit-Annuity Certificate (for use in Oregon) (2)

(e)	Endorsement to Retirement Unit-Annuity and Supplemental Retirement Unit-Annuity Certificates (reflecting addition of Money Market Account)

(i)	Rollover Individual Retirement Unit-Annuity Certificate (2)

(f)	The Following Certificates representing CREF Income Options:

(i)	Life Unit-Annuity (2)

(ii)	Life Unit-Annuity with Minimum Guaranteed Period (2)

(iii)	Last Survivor Life Unit-Annuity (2)

(iv)	Joint and Survivor Life Unit-Annuity (2)

(v)	Last Survivor Life Unit-Annuity with Minimum Guaranteed Period (2)

(vi)	Joint and Survivor Life Unit-Annuity with Minimum Guaranteed Period (2)

(vii)	Unit-Annuity Certain (2)

(viii)	Minimum Distribution Option (2)

(g)	Accumulation-Unit Deposit Certificate (payable as a death benefit only) (2)

(h)	(i)	Endorsement to in-force Supplemental Retirement Unit-Annuity Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions) (2)

(ii)	Endorsement to in-force Supplemental Retirement Unit-Annuity Certificates (reflecting addition of Minimum Distribution Annuity) (2)

(iii)	Endorsement to new issues of the Supplemental Retirement Unit-Annuity Certificate (reflecting addition of Money Market, Bond Market, Social Choice, and Global Equities Accounts, Deletion of a CREF Account or Unit-Annuity, transfers to CREF or TIAA, addition of Minimum Distribution Annuity, addition of Spouse’s Rights to Benefits, and IRC Withdrawal Restrictions) (2)

(i)	(i)	Endorsement to in-force Retirement Unit-Annuity Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions) (2)

(ii)	Endorsement to in-force Retirement Unit-Annuity Certificates (reflecting addition of Minimum Distribution Annuity and availability of Unit-Annuity for a Fixed Period) (2)

(iii)	Endorsement to new issues of the Retirement Unit-Annuity Certificate (reflecting addition of Money Market, Bond Market, Social Choice and Global Equities Accounts, deletion of CREF Account or Unit-Annuity, availability of transfers to Approved Funding Vehicles, Cash Withdrawals, availability of Unit-Annuity for a Fixed Period, Right to Split Certificate, addition of Minimum Distribution Annuity, addition of Spouse’s Rights to Benefits, and IRC Withdrawal Restrictions) (2)

(j)	(i)	Endorsement to in-force Group Supplemental Retirement Unit-Annuity Certificates (reflecting addition of the Global Equities Account) (2)

(ii)	Endorsement to in-force and some new issues of the Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity) (2)

(iii)	Endorsement to new issues of the Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Global Equities Account, and deletion of a CREF Account or Unit-Annuity and addition of the Minimum Distribution Annuity) (2)

(iv)	Endorsement to Group Supplemental Retirement Unit-Annuity certificates for 401(k) retirement plans (reflecting annuity starting date, availability of lump-sum benefits and IRC Withdrawal Restrictions) (2)

(v)	Endorsement to CREF Group Supplemental Retirement Unit-Annuity Certificate (12)

(k)	(i)	Endorsement to in-force Group Retirement Unit-Annuity Certificates Issued on or After 3/1/91 (reflecting addition of the Global Equities Account) (2)

(ii)	Endorsement to in-force Group Retirement Unit-Annuity Certificates Issued Before 3/1/91 (reflecting addition of the Global Equities Account and IRC Withdrawal Restrictions) (2)

(iii)	Endorsement to in-force Group Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity and availability of Annuity for a Fixed Period) (2)

(iv)	Endorsement to in-force Group Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity, availability of Annuity for a Fixed Period and IRC Withdrawal Restrictions) (2)

(v)	Endorsement to Your CREF Minimum Distribution Annuity Certificate (12)

(l)	Endorsement to new issues of Retirement Unit-Annuity Certificates and Supplemental Retirement Unit-Annuity Certificates (reflecting restatement of accumulation unit value on 12/21/86 and inclusion of net dividend income in value of accumulation unit beginning 1/1/87) (2)

(m)	Endorsement to new and in-force issues of CREF Retirement Unit-Annuity Certificates, Supplemental Retirement Unit-Annuity Certificates, Group Retirement Unit-Annuity Certificate, Group Supplemental Retirement Unit-Annuity Certificate, Rollover IRA Certificate, Minimum Distribution Annuity Certificate and Accumulation-Unit Deposit Certificate (reflecting addition of the Growth Account and the Equity Index Account) (2)

(n)	Endorsement to Group Retirement Unit-Annuity Certificate (reflecting addition of Social Choice Account payout option) (2)

(o)	Endorsement to CREF Certificates (reflecting yearly transfer to Minimum Distribution Annuity Certificate) (2)

(p)	Endorsement to CREF Certificates (reflecting allocation and transfer options, CREF’s right to split certificate, and CREF’s right to delete Bond Market or Social Choice Account or to stop providing Unit-Annuities thereunder) (2)

(q)	(i)	Endorsement to in-force Minimum Distribution Annuity Certificates (non-cashable) (reflecting addition of the Global Equities Account) (2)

(ii)	Endorsement to new issues of the Minimum Distribution Annuity Certificate (non-cashable) (reflecting addition of the Global Equities Account, definition of Annuity Unit, and deletion of a CREF account or Unit-Annuity) (2)

(r)	(i)	Endorsement to in-force Minimum Distribution Annuity Certificates (cashable) (reflecting addition of the Global Equities Account) (2)

(ii)	Endorsement of new issues of Minimum Distribution Annuity Certificates (cashable)(reflecting addition of the Global Equities Account, definition of Annuity Unit, and deletion of a CREF Account or Unit-Annuity) (2)

(s)	Endorsement to new issues of Unit-Annuity Certificates (reflecting addition of the Global Equities Account and deletion of a Unity-Annuity) (2)

(t)	(i)	Endorsement to Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(ii)	Endorsement to Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(iii)	Endorsement to Rollover Individual Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(iv)	Endorsement to Group Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(v)	Endorsement to Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(vi)	Endorsement to Minimum Distribution Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account) (1)

(vii)	Endorsement to CREF Unit-Annuity Certificates (reflecting addition of the Inflation-Linked Bond Account) (1)

(viii)	Endorsement to CREF Accumulation-Unit Deposit Certificate (reflecting addition of the Inflation-Linked Bond Account) (1)

(ix)	Endorsement to Group Supplemental Retirement Annuity Certificate (for participants in the Alternative Plan to Social Security) (1)

(x)	Forms of CREF Group Unit Annuity (8)

(xi)	Forms of CREF After-Tax Retirement Unit Annuity (8)

(xii)	Forms of CREF Individual Retirement Unit Annuity (8)

(xiii)	Forms of CREF Roth Individual Retirement Unit Annuity (8)

(xiv)	Endorsement to Deferred Unit Annuity Certificate (clarifies determination of death benefit) (8)

(xv) (1)	Endorsement to CREF Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (8)

(xv) (2)	Endorsement to CREF Supplemental Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (reflects changes resulting from EGTRRA of 2001) (8)

(xvi)	Endorsement to CREF Supplemental Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (internal transfers and guarantees for transfers to TIAA) – C996.2 (8)

(xvii)	Endorsement to CREF Deferred Unit-Annuity Certificate (revises default premium allocation to employer retirement plan’s rules, or if none, to the CREF Money Market Account) (9)

(xviii)	Endorsement to CREF Group Unit-Annuity Contract (12)

(xix)	Endorsement to Your CREF Accumulation-Unit Deposit Certificate (12)

(xx)	Endorsement to Your CREF Deferred Unit-Annuity Certificate (12)

(xxi)	Endorsement to Your CREF Immediate Unit-Annuity Certificate (12)

(xxii)	Endorsement to Your CREF Deferred Annuity Certificate (C-CERT-MULTI-E1) (14)

(xxiii)	Endorsement to Your CREF Deferred Annuity Certificate (C-GCERT-MULTI-E1) (14)

(xiv)	Endorsement to Your CREF Deferred Annuity Certificate (C-CONT-MULTI-E1) (14)

(xv)	Endorsement to Your CREF Group Supplemental Retirement Unit-Annuity Certificate (C-GSRA-PAL-E1) (16)

(xvi)	Endorsement to Your CREF Group Retirement Unit-Annuity Certificate (C-GRA- RPL-E1)*

(xvii)	Endorsement to Your CREF Group Supplemental Retirement Annuity Certificate (C-GSRA-CPMS-E1)*

(xviii)	Endorsement to Your CREF Annuity Certificate (C-IA-SECURE-E1-NY-1)*

(xix)	Endorsement to Your CREF Annuity Certificate (C-IA-SECURE-E1-NY-2)*

(xx)	Endorsement to Your CREF Retirement Unit-Annuity Certificate (C-RA-RPL-E1)*

(xxi)	Endorsement to Your CREF Supplemental Retirement Unit-Annuity Certificate (C-SRA-RPL-E1)*

(u)	Forms of Retirement Select, Retirement Select Plus and CREF Retirement Unit-Annuity Certificate Endorsements and Certificates (5)

(v)	Forms of CREF Retirement Choice Annuity Contract and Retirement Choice Plus Annuity Contract (6)

(i)	Retirement Choice Annuity Certificate - Group Flexible Premium Deferred Variable Annuity Certificate (CIGRS-CERT2) (11)

(ii)	Retirement Choice Annuity Certificate - Group Flexible Premium Deferred Variable Annuity Certificate (CIGRSP-CERT2) (11)

(iii)	Retirement Choice Annuity Certificate (12)

(iv)	Retirement Choice Plus Annuity Certificate (12)

(v)	Endorsement to Your CREF Group Deferred Unit-Annuity Certificate (12)

(vi)	Endorsement to Your CREF Group Unit-Annuity Contract (12)

(vii)	Endorsement to Your CREF Annuity Certificate (CREF-72S-E2) (15)

(viii)	Retirement Choice Plus Annuity Certificate (CIGRSP-CERT3A) (16)

(ix)	Retirement Choice Annuity Certificate (CIGRSP-CERT-TR) (16)

(x)	Endorsement to Your CREF Retirement Choice Plus Annuity Certificate (C-RCP-CERT-PAL-E1) (16)

(xi)	Endorsement to Your CREF Retirement Choice Annuity Certificate (C-RC-PAL-E1) (16)

(xii)	Retirement Choice Plus Non-ERISA Annuity Certificate (CIGRSPNE-CERT1) (16)

(xiii)	Retirement Choice Annuity Contract (GICRS-02) (16)

(xiv)	Endorsement to Your CREF Retirement Choice Annuity Contract (C-RC-PAL-E1) (16)

(xv)	Retirement Choice Plus Annuity Contract (CIGRSP-TR) (16)

(xvi)	Retirement Choice Plus Annuity Contract (CIGRSP-02A) (16)

(xvii)	Endorsement to Your CREF Retirement Choice Plus Annuity Contract (C-RCP-PAL-E1) (16)

(xviii)	Application for TIAA and CREF Retirement Choice Plus Annuity Contracts (RCPTRUST-APP) (16)

(xix)	Application for CREF Retirement Choice Plus Non-ERISA Annuity Contract (CIGRSPNE-APP) (16)

(xx)	Retirement Choice Plus Non-ERISA Annuity Contract (CIGRSPNE-MC) (16)

(xxi)	Endorsement to your CREF Retirement Choice Annuity Contract or Your CREF Retirement Choice Plus Annuity Contract (CIGRS-CPMS-E2) (18)

(xxii)	Endorsement to your CREF Retirement Choice Annuity Certificate or Your CREF Retirement Choice Plus Annuity Certificate (CIGRS-CRT-CPMS-E2) (18)

(xxii)(a)	Multiple Employer Plan Retirement Choice Annuity Contract Application, Contract and Certificate: (19)
Multiple Employer Plan Retirement Choice Annuity Contract Application, (APCIGRS-MEP-01-APP)
Multiple Employer Plan Retirement Choice Annuity Contract (CIGRS-MEP-01)
Multiple Employer Plan Retirement Choice Annuity Certificate (CIGRS-MEP-01-CERT)

(xxii)(b)	Multiple Employer Plan Retirement Choice Plus Annuity Application, Contract and Certificate: (19)
Multiple Employer Plan Retirement Choice Plus Annuity Application (APCIGRSP-MEP-01-APP)
Multiple Employer Plan Retirement Choice Plus Annuity Contract (CIGRSP-MEP-01)
Multiple Employer Plan Retirement Choice Plus Annuity Certificate (CIGRSP-MEP-01-CERT)

(w)	IRA Certificate for Individual Flexible Premium Deferred Variable Unit-Annuity (CREF-IRA-01) (11)

(i)	Endorsement to Your CREF IRA Certificate Individual Flexible Premium Deferred Variable Unit-Annuity (CIRA-2007-LRM) (11)

(ii)	CREF Non-Qualified Deferred Annuity Certificate (CREF-IRA-02) (17)

(x)	Roth IRA Certificate for Individual Flexible Premium Deferred Variable Unit-Annuity (CREF-Roth-01) (11)

(i)	Endorsement to Your CREF Roth IRA Certificate Individual Flexible Premium Deferred Variable Unit-Annuity (CROTH-2007-LRM) (11)

(y)	Endorsement to Your CREF Unit-Annuity Contract (CEW-E1) (11)

(z)	Endorsement to Your CREF Unit-Annuity Contract (CEW-CRT-E1) (11)

(aa)	Group Accumulation Contract (CLC-CREF) (11)

(bb)	Endorsement to Your CREF Retirement Choice Unit-Annuity Contract or CREF Retirement Choice Plus Unit-Annuity Contract (CIGRSP-EACCT-E2) (11)

(bb)	(i)	Endorsement to Your CREF Retirement Choice Annuity Contract or Your Retirement Choice Plus Annuity Contract (CIGRS-CPMS-E1) (15)

(bb)	(ii)	Endorsement to Your CREF Retirement Choice Annuity Certificate or CREF Retirement Choice Plus Annuity Certificate (CIGRS-CRT-CPMS-E1) (15)

(cc)	Endorsement to Your CREF Unit-Annuity Contract (C-IA-MULTI-E1) (14)

(dd)	Endorsement to Your CREF Funding Agreement (C-FA-MULTI-E1) (14)

(ee)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-MD-NC-PO-E1) (14)

(ff)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-MD-NC-NEW-PO-E1) (14)

(gg)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-G-MD-NC-PO-E1) (14)

(hh)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-G-MD-NEW-PO-E1) (14)

(ii)	Minimum Distribution Unit – Annuity Election Endorsement (C-MD-NC-ATRA-PO-E1) (16)

(7)	(a)	Application for Retirement Unit-Annuity Certificate

(i)	Application for Retirement Unit-Annuity Contracts (2)

(ii)	Application for Retirement Unit-Annuity Contracts (for retirement plans not covered by ERISA) (2)

(iii)	Application for Retirement Choice Annuity Contract (CIGRS-02-APP) (15)

(iv)	Application for Retirement Choice Plus Annuity Contract (CIGRSP-02-APP) (15)

(b)	Application for Supplemental Retirement Unit-Annuity Certificate

(i)	Application for Supplemental Retirement Annuity Contracts (2)

(ii)	Application for Supplemental Retirement Annuity Contracts (for retirement plans not covered by ERISA) (2)

(c)	(i)	Application for Institutionally Owned Retirement Annuity Contracts (2)

(ii)	Applications for Institutionally Owned Retirement Annuity Contracts with Delayed Vesting (2)

(iii)	Application for Institutionally Owned Retirement Annuity Contracts with Delayed Vesting (for retirement plans not covered by ERISA) (2)

(iv)	Application for Group Retirement Unit-Annuity Contract in Oregon (2)

(d)	(i)	Enrollment Form for Group Retirement Annuity Certificates (2)

(ii)	Enrollment Form for Group Retirement Annuity Certificates (for retirement plans not covered by ERISA) (2)

(e)	Application for Rollover Individual Retirement Annuity Contracts (2)

(f)	(i)	Application for Retirement Annuity Contracts Under a Registered Pension Plan (RPP) (P)

(ii)	Application for Retirement Annuity Contracts under a Registered Retirement Savings Plan (RRSP) in Canada (P)

(g)	Applications for Annuity Benefits (2)

(h)	(i)	Enrollment Form for Group Supplemental Retirement Annuity Certificates (2)

(ii)	Enrollment Form for Group Supplemental Retirement Annuity Certificates (for retirement plans not covered by ERISA) (2)

(i)	(i)	Enrollment Form for Institutionally Owned Group Retirement Annuity Certificates with Delayed Vesting (2)

(ii)	Enrollment Form for Institutionally Owned Group Retirement Annuity Certificates with Delayed Vesting (for retirement plans not covered by ERISA) (2)

(j)	(i)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates — One Set Providing for Delayed Vesting (2)

(ii)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates — One Set Providing for Delayed Vesting (for retirement plans not covered by ERISA) (2)

(k)	(i)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates (2)

(ii)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates (for retirement plans not covered by ERISA) (2)

(l)	(i)	CREF Keogh Certificate (3)

(ii)(1)	Enrollment Forms for Keogh Certificates (employee) (8)

(ii)(2)	Enrollment Forms for Keogh Certificates (business owner) (8)

(m)	Application for Traditional, Roth, and SEP IRA contracts (8)

(n)	(1)	Enrollment Forms in various combinations for the following contracts/certificates: Retirement Unit-Annuity, Supplemental Retirement Unit-Annuity, Group Retirement Unit-Annuity, and Group Supplemental Retirement Unit-Annuity (8)

(2)	Enrollment Forms in various combinations for the following contracts/certificates: Retirement Unit-Annuity, Supplemental Retirement Unit-Annuity, Group Retirement Unit-Annuity, and Group Supplemental Retirement Unit-Annuity (with spousal waiver) (8)

(o)	Enrollment Form for Group Supplemental Retirement Annuity Certificates for institutionally owned deferred compensation plans (8)

(p)	Enrollment Form for Group Retirement Annuity Certificates for institutionally owned deferred compensation plans (8)

(8)	Not Applicable

(9)	None

(10)	(a)	TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan (7)

(b)	TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan (7)

(11)	(a)	Investment Accounting Agreement dated as of November 20, 2007 between CREF, State Street and certain other parties thereto (7)

(b)	Money Market Account Expense Waiver Recoupment Agreement between College Retirement Equities Fund and Teachers Insurance and Annuity Association of America dated April 8, 2020*

(c)	Form of May 1, 2016 Amended and Restated Investment Management Services Agreement by and between CREF and TIAA-CREF Investment Management, LLC (“TCIM”) (16)

(d)	Schedule B (2021 Reimbursement Rates) effective May 1, 2021 to the Amended and Restated Investment Management Services Agreement between CREF and TCIM*

(12)	(a)	Opinion and Consent of Rachael M. Zufall, Esq.*

(b)	Consent of Dechert LLP*

(13)	Consent of PricewaterhouseCoopers LLP*

(14)	None

(15)	Contribution Agreement between CREF and TIAA

(a)	Contribution Agreement between CREF and TIAA (for Money Market Account) (2)

(b)	Seed Money Agreement between CREF and TIAA (for Global Equities Account) (2)

(c)	Seed Money Agreement between CREF and TIAA (for Equity Index and Growth Accounts) (2)

(d)	Seed Money Agreement between CREF and TIAA (for Inflation-Linked Bond Account) (1)

(16)	(a)	Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (“Advisers”) Employee Trading Supplemental Policy (17)

(b)	Supplement to Nuveen Code of Ethics For Independent Trustees of the TIAA-CREF Funds Complex (17)

(c)	Nuveen Code of Ethics effective August 13, 2020*

(17)	Schedules for Computation of Performance Quotations (N/A)

(18)	(a)	Power of Attorney for Forrest Berkley, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, James M. Poterba, Maceo K. Sloan and Laura T. Starks (12)

(b)	Power of Attorney for Janice C. Eberly (12)

(c)	Power of Attorney for Joseph A. Boateng (18)

*	Filed herewith.

(P)	Paper filing

(1)	Previously filed in Post-effective Amendment No. 26 to Form N-3 dated February 11, 1997 (File No. 33-00480) and incorporated herein by reference.

(2)	Previously filed in Post-effective Amendment No. 30 to Form N-3 dated February 19, 1999 (File No. 33-00480) and incorporated herein by reference.

(3)	Previously filed in Post-effective Amendment No. 32 to Form N-3 dated April 26, 2000 (File No. 33-00480) and incorporated herein by reference.

(4)	Previously filed in Post-effective Amendment No. 35 to Form N-3 dated April 29, 2003 (File No. 33-00480) and incorporated herein by reference.

(5)	Previously filed in Post-effective Amendment No. 36 to Form N-3 dated April 30, 2004 (File No. 33-00480) and incorporated herein by reference.

(6)	Previously filed in Post-effective Amendment No. 40 to Form N-3 dated May 1, 2007 (File No. 33-00480) and incorporated herein by reference.

(7)	Previously filed in Post-effective Amendment No. 41 to Form N-3 dated February 29, 2008 (File No. 33-00480) and incorporated herein by reference.

(8)	Previously filed in Post-effective Amendment No. 42 to Form N-3 dated May 1, 2008 (File No. 33-00480) and incorporated herein by reference.

(9)	Previously filed in Post-effective Amendment No. 43 to Form N-3 dated May 1, 2009 (File No. 33-00480) and incorporated herein by reference.

(10)	Previously filed in Post-effective Amendment No. 44 to Form N-3 dated May 1, 2010 (File No. 33-00480) and incorporated herein by reference.

(11)	Previously filed in Post-effective Amendment No. 45 to Form N-3 dated May 1, 2011 (File No. 33-00480) and incorporated herein by reference.

(12)	Previously filed in Post-effective Amendment No. 47 to Form N-3 dated May 1, 2013 (File No. 33-00480) and incorporated herein by reference.

(13)	Previously filed in Post-effective Amendment No. 48 to Form N-3 dated April 30, 2014 (File No. 33-00480) and incorporated herein by reference.

(14)	Previously filed in Post-effective Amendment No. 50 to Form N-3 dated April 24, 2015 (File No. 33-00480) and incorporated herein by reference.

(15)	Previously filed in Post-effective Amendment No. 51 to Form N-3 dated April 27, 2016 (File No. 33-00480) and incorporated herein by reference.

(16)	Previously filed in Post-effective Amendment No. 52 to Form N-3 dated April 27, 2017 (File No. 33-00480) and incorporated herein by reference.

(17)	Previously filed in Post-effective Amendment No. 53 to Form N-3 dated April 26, 2018 (File No. 33-00480) and incorporated herein by reference.

(18)	Previously filed in Post-effective Amendment No. 54 to Form N-3 dated April 25, 2019 (File No. 33-00480) and incorporated herein by reference.

(19)	Previously filed in Post-effective Amendment No. 55 to Form N-3 dated April 23, 2020 (File No. 33-00480) and incorporated herein by reference.

Item 30.	Directors and Officers of the Insurance Company

Not Applicable.

Item 31.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), or the parent company or any affiliate of TCIM directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, all of the persons that serve on the Board of Trustees of the TIAA-CREF Funds (“TCF”) and TIAA-CREF Life Funds (“TCLF”), and the Management Committee of TIAA Separate Account VA-1 (“VA-1”), (collectively, the “other registrants”), each of which has an affiliate of TCIM as its investment adviser, also serve on the Board of the Registrant. In addition, the Registrant and the other registrants have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards or management committee and officers arises as the result of an official position with the respective investment companies.

Item 32.	Number of Contractowners

As noted above, CREF is a non-profit membership corporation, consisting of six members (known as CREF’s Board of Overseers). As of January 31, 2021, CREF had over 115,080 individuals receiving annuity benefits.

Item 33.	Indemnification

Overseers, Trustees, officers and employees of CREF may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Five of CREF’s bylaws. Article Five provides that, to the extent permitted by laws, CREF will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an overseer, Trustee, officer or employee of CREF or, while an overseer, Trustee, officer or employee of CREF, served any other organization in any capacity at CREF’s request. Article Five also provides, however, that no person shall be indemnified for any liabilities or expenses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. In addition, it provides that no person shall be indemnified unless such person acted in good faith and in the reasonable belief that such action was in the best interests of CREF and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful. Article Five provides reasonable and fair means for determining whether any person is entitled to indemnification. If certain conditions are met, CREF may pay liabilities or expenses in advance of the final disposition of the action, suit or proceeding. No indemnification payment may be made unless a notice concerning the payment has been filed with the New York State Superintendent of Insurance. CREF has in effect an insurance policy that will indemnify its overseers, Trustees, officers and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to overseers, Trustees, and officers of CREF, pursuant to the foregoing provision or otherwise, CREF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by an overseer, Trustee, or officer in the successful defense of any action, suit or proceeding) is asserted by an overseer, Trustee, or officer in connection with the securities being registered, CREF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34.	Business and Other Connections of Investment Adviser

Investment advisory services for CREF’s investment accounts are provided by TCIM. In this connection, TCIM is registered as an investment adviser under the Investment Advisers Act of 1940.

The business and other connections of TCIM’s officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-38029), the text of which is hereby incorporated by reference.

Item 35.	Principal Underwriters

TIAA-CREF Institutional & Individual Services, LLC (“Services”) acts as the principal underwriter for CREF. The Managers of Services are Rashmi Badwe, William Griesser, Eric T. Jones, Angela Kahrmann, Raymond Bellucci and Colbert Narcisse. The executive officers of Services are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Colbert Narcisse	Manager	None
Rashmi Badwe	Manager	None
William G. Griesser	Manager, Senior Managing Director	None
Eric T. Jones	Manager	None
Raymond Bellucci	Manager, Senior Managing Director	None
Angela Kahrmann	Manager, President, Chairman, Chief Executive Officer	None
Ross Abbott	Chief Operating Officer	None
Christopher A. Baraks Adam Elmore	Vice President, Corporate Tax Vice President, Finance	None None
Pamela Lewis Marlborough	Managing Director, Chief Legal Officer, Assistant Secretary	None
Lisa K. Lynn	Chief Compliance Officer, Senior Director	None
David Barber Edward Robinson Isaac Rodriguez	Chief Financial Officer, Controller Chief Anti-Money Laundering and Sanctions Officer Chief Conflict of Interest Officer	None None None
Jennifer Sisom	Treasurer	None
Mary Catherine Benedetto	Secretary	None

*  The business address of all directors and officers of Services is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of Services can be found on Schedule A of Form BD for Services, as currently on file with the Commission (File No. 8-44454).

Item 36.	Location of Accounts and Records

See Item B.3 of the most recent CREF N-CEN filing.

Item 37.	Management Services

Not Applicable.

Item 38.	Undertakings and Representations

(a) CREF undertakes that it will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) CREF undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) CREF undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

REPRESENTATION UNDER RULE 6C-7

The undersigned registrant hereby represents that Rule 6c-7 under the Investment Company Act of 1940 is being relied on and that the provisions of paragraphs (a)-(d) of Rule 6c-7 are being complied with.

REPRESENTATION CONCERNING NO-ACTION LETTER ISSUED TO ACLI

CREF represents that the no-action letter issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance and August 30, 2012 to ING Life Insurance and Annuity Company are being relied upon, and that the terms of those no-action positions have been complied with.

REPRESENTATION REGARDING REASONABLENESS OF FEES

CREF represents that the fees and charges deducted under the Certificates, in the aggregate, are reasonable in relation to the services rendered the expenses expected to be incurred, and the risks assumed by CREF.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, CREF certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and North Carolina on the 23rd day of April, 2021.

COLLEGE RETIREMENT EQUITIES FUND

By:	/s/ Liza M. Tyler
Name: Liza M. Tyler
Title: Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Liza M. Tyler	Principal Executive Officer
Liza M. Tyler	(Principal Executive Officer)	April 23, 2021

/s/ E. Scott Wickerham	Principal Financial Officer, Principal Accounting Officer and Treasurer	April 23, 2021
E. Scott Wickerham	(Principal Financial and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	April 23, 2021	*	April 23, 2021
Forrest Berkley		Howell E. Jackson

*	April 23, 2021	*	April 23, 2021
Joseph A. Boateng		Thomas J. Kenny

*	April 23, 2021	*	April 23, 2021
Janice C. Eberly		James M. Poterba

*	April 23, 2021	*	April 23, 2021
Nancy Eckl		Maceo K. Sloan

*	April 23, 2021	*	April 23, 2021
Michael A. Forrester		Laura T. Starks

/s/ Rachael M. Zufall	April 23, 2021
Rachael M. Zufall
as attorney-in-fact

* Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

Exhibit List

(3)(d)	Service and Subcontracting Agreement dated April 1, 2021 between Teachers Insurance and Annuity Association of America (“TIAA”) and TIAA Shared Services, LLC (“TSS”)

(5)(c)	Form of Schedule C (2021 Reimbursement Rates) effective May 1, 2021 to the Administrative Services Agreement between CREF and Teachers Insurance and Annuity Association of America

(5)(d)	Form of Schedule B (2021 Reimbursement Rates) effective May 1, 2021 to the Principal Underwriting and Distribution Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, LLC

(6)(t)(xvi)	Endorsement to Your CREF Group Retirement Unit-Annuity Certificate (C-GRA-RPL-E1)

(6)(t)(xvii)	Endorsement to Your CREF Group Supplemental Retirement Annuity Certificate (C-GSRA-CPMS-E1)

(6)(t)(xviii)	Endorsement to Your CREF Annuity Certificate (C-IA-SECURE-E1-NY-1)

(6)(t)(xix)	Endorsement to Your CREF Annuity Certificate (C-IA-SECURE-E1-NY-2)

(6)(t)(xx)	Endorsement to Your CREF Retirement Unit-Annuity Certificate (C-RA-RPL-E1)

(6)(t)(xxi)	Endorsement to Your CREF Supplemental Retirement Unit-Annuity Certificate (C-SRA-RPL-E1)

(11)(b)	Money Market Account Expense Waiver Recoupment Agreement between College Retirement Equities Fund and Teachers Insurance and Annuity Association of America dated April 8, 2020

(11)(d)	Schedule B (2021 Reimbursement Rates) effective May 1, 2021 to the Amended and Restated Investment Management Services Agreement between CREF and TCIM

(12)(a)	Opinion and Consent of Rachael M. Zufall, Esq.

(12)(b)	Consent of Dechert LLP

(13)	Consent of PricewaterhouseCoopers LLP

(16)(c)	Nuveen Code of Ethics dated August 13, 2020